UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Boxwood Merger Corp.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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On January 23, 2020, the Company filed the following Current Report on Form 8-K with the U.S. Securities and Exchange Commission with respect to the proposed business combination transaction involving the Company and Atlas Intermediate Holdings LLC.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2020
____________________

BOXWOOD MERGER CORP.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8801 Calera Drive

Austin, Texas 78735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant	BWMCU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	BWMC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	BWMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on August 12, 2019, Boxwood Merger Corp. (“Boxwood”), Atlas TC Holdings LLC, a wholly-owned subsidiary of Boxwood and a Delaware limited liability company (“Holdings”), and Atlas TC Buyer LLC, a wholly-owned subsidiary of Holdings and a Delaware limited liability company (the “Buyer”), entered into a unit purchase agreement (as the same may be amended from time to time, the “Purchase Agreement”) with Atlas Intermediate Holdings LLC, a Delaware limited liability company (“Atlas Intermediate”), and Atlas Technical Consultants Holdings LP, a Delaware limited partnership (the “Seller”), pursuant to which the Buyer will acquire from the Seller all of the equity interests in Atlas Intermediate (the “Atlas Intermediate Units”). The acquisition of the Atlas Intermediate Units and the other transactions contemplated by the Purchase Agreement are collectively referred to herein as the “Business Combination.”

Following the closing of the Business Combination (the “Closing,” and the day of such Closing, the “Closing Date”), the combined company will be organized in an “Up-C” structure in which the business of Atlas Intermediate and its subsidiaries (“Atlas”) will be held by Holdings and will continue to operate through the subsidiaries of Atlas Intermediate, and in which Boxwood’s only direct assets will consist of common units of Holdings (the “Holdings Units”) and Holdings’ only direct assets will consist of its equity interests in Atlas Intermediate.

On August 12, 2019, the Company also entered into a debt commitment letter (the “Debt Commitment Letter”) with Macquarie Capital (USA) Inc. (“Macquarie Capital”), Macquarie Capital Funding LLC (“Macquarie Funding”) and Natixis, New York Branch (collectively with Macquarie Capital and Macquarie Funding, the “Commitment Parties”), pursuant to which the Commitment Parties agreed to provide (or to have certain of their affiliates provide), subject to the satisfaction of customary closing conditions, including the closing of the Business Combination, credit facilities (the “Credit Facilities”) for the purpose of financing (i) a portion of the consideration payable under the Purchase Agreement, (ii) costs and expenses incurred by the parties in connection with the Business Combination, (iii) the repayment of the existing indebtedness of Atlas Intermediate and (iv) general corporate expenditures.

Pursuant to the Debt Commitment Letter, the applicable Commitment Parties agreed to provide for Credit Facilities in the aggregate principal amount of up to $400 million, consisting of: (i) a senior secured first lien term loan facility in an aggregate principal amount of up to $290 million (the “First Lien Term Facility”), (ii) a senior secured first lien revolving credit facility in an aggregate principal amount of $40 million and (iii) a senior secured second lien term loan facility in an aggregate principal amount of up to $70 million (the “Second Lien Term Facility”), made available to the Buyer.

For more information on the Purchase Agreement, the Business Combination and the Debt Commitment Letter, see Boxwood’s definitive proxy statement filed on November 12, 2019 with the Securities and Exchange Commission (the “SEC”).

Item 1.01	Entry into a Material Definitive Agreement.

Commitment Letter

On January 23, 2020, Boxwood and Holdings entered into a commitment letter (the “Commitment Letter”) with GSO Capital Partners LP (“GSO”) for the purpose of funding a portion of the Business Combination and the costs and expenses incurred in connection therewith. Pursuant to the Commitment Letter, GSO has committed, on the terms and subject to the conditions set forth therein, on the Closing Date, to purchase (i) up to 145,000 units of a new class of Series A Senior Preferred Units of Holdings (the “Preferred Units”) at a price per Preferred Unit of $1,000.00, resulting in gross proceeds to Holdings of up to $145.0 million (the “Preferred Commitment”) and (ii) 1,000,000 shares of Class A common stock of Boxwood, par value $0.001 per share (the “Class A common stock”), at a price per share of $10.00, resulting in gross proceeds of $10.0 million to Holdings (both such commitments, the “Commitment”).

Holdings may elect to reduce the number of Preferred Units to be sold to GSO if the amount of funds remaining in Boxwood’s trust account established in connection with its initial public offering (the “Trust Account”) following any redemptions of Class A common stock by Boxwood’s public stockholders in connection with the vote to approve the Business Combination (any such redemptions, the “Redemptions”) plus the amount of any additional equity investments, outside of the Preferred Commitment, that Boxwood may secure prior to the Closing (the “Common Equity Contribution”) is sufficient to reduce the value of the Holding Units to be received by the Sellers to $120.0 million and still have greater than $10.0 million available. For more information on the mix of cash and equity to be received by the Sellers, see the sections entitled “Purchase Agreement Amendment” and “Amendment to the Debt Commitment Letter” below. If, due to any such reduction, GSO is offered fewer than 145,000 Preferred Units, it will not be obligated to purchase any shares of Class A common stock. However, Holdings may not reduce the number of Preferred Units to be sold to GSO to fewer than 130,000.

The Commitment Letter permits Holdings to offer Preferred Units to third party investors (other than Bernhard Capital Partners Management LP (“BCP”) or entities affiliated with BCP or Boxwood) (“Third Party Investors”), provided that the Third Party Investors will be required to purchase $1.75 of Class A common stock for every $1.00 of Preferred Units purchased.

The obligation of GSO to fund the Commitment will terminate automatically and immediately upon the earliest to occur of (a) the termination of the Purchase Agreement, (b) the closing of the Business Combination without the use of the Commitment and (c) 5:00 p.m., New York City time, on February 19, 2020 (the “Termination Date”).

Pursuant to the Commitment Letter, for the period from the date of the Commitment Letter until the earliest of (a) the mutual agreement by the parties thereto not to execute definitive documentation relating to the Commitment, (b) the Closing Date, and (c) the Termination Date, Boxwood agreed (i) not to, without the prior written consent of GSO, directly or indirectly solicit, participate in any negotiations or discussion with, or provide or afford access to information to, any third party with respect to, or otherwise effect, facilitate, encourage or accept any offers for the purchase or provision of, the Preferred Units or any alternative equity or debt financing arrangements (other than the Credit Facilities or the issuance of, or continued investment in, Class A common stock), in each case, to be put in place in connection with the Business Combination, and (ii) to terminate any written agreement or arrangement related to the foregoing set forth in clause (i) above (other than the Credit Facilities) to which Boxwood is a party, as well as any related activities and discussions with any party related to the foregoing set forth in clause (i) above other than with GSO.

Boxwood will pay all of GSO’s reasonable and documented fees, out-of-pocket costs and expenses in connection with the issuance of the Preferred Units and the Class A common stock it has committed to purchase.

Terms of the Preferred Units

Ranking

The Preferred Units will rank senior in priority to all other existing and future equity securities of Holdings with respect to liquidation preference and distribution rights.

Liquidation Preference

The Preferred Units will have a liquidation preference of $1,000 per Preferred Unit (the “Liquidation Preference”), plus any accrued and unpaid dividends.

Dividends

Subject to any limitations set forth in the Credit Facilities, the Preferred Units will pay a cash dividend of 5% per annum, plus either an additional 6.25% per annum in cash or 7.25% per annum in additional Preferred Units, at Holdings’ option, payable quarterly in arrears.

If a cash dividend is not able to be made because of a limitation under the Credit Facilities, then such dividend will convert into a dividend of additional Preferred Units at a rate of 14.25% per annum, payable quarterly in arrears, until cash dividend payments can be made.

Voting

The Preferred Units will not possess voting rights.

Conversion

The Preferred Units will not be convertible into any other security of Holdings.

Redemption

Holdings may redeem the Preferred Units (i) within the first two years of the Closing Date at a customary make-whole premium with a discount rate set at the applicable treasury rate plus 50 basis points, (ii) beginning on the second anniversary of the Closing Date at a price of 103% of the Liquidation Preference (the “Redemption Premium”), and (iii) after the third anniversary of the Closing Date at the Liquidation Preference.

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Subject to the terms of Holdings’ and its subsidiaries’ senior credit agreements, Holdings will be required to redeem the Preferred Units at the Redemption Premium in the event of (i) a change of control, (ii) sales or other dispositions of all or substantially all of Holdings’ assets, (iii) insolvency/bankruptcy of Holdings or the Target, (iv) an acceleration under any of the debt facilities of Holdings or its subsidiaries in an amount equal to or greater than $12 million, (v) a payment default on the Preferred Units that has not been cured within 5 business days of the Issuer’s receipt of written notice from GSO, (vi) a default under the Preferred Unit protective provisions, (vii) a final judgement default against Holdings or any of its subsidiaries in an amount equal to or greater than $12 million that is not paid or covered by insurance, or (viii) an actual or asserted invalidity or enforceability of the Holdings operating agreement or GSO Subscription Agreement by the SPAC, Holdings or any of its subsidiaries.

Finally, holders of the Preferred Units may require Holdings to redeem their Preferred Units at the Liquidation Preference, beginning on the eighth anniversary of the Closing Date.

Covenants of Holdings

The terms of the Preferred Units are expected to include customary covenants for preferred equity, including limitations on debt incurrence, equity issuances and the payments of dividends.

Registration Rights

If GSO purchases shares of Class A common stock, it will be entitled to customary demand and piggyback registration rights.

Board Observer

Following the Closing Date, GSO will have the right to appoint one non-voting observer to Boxwood’s Boards of Directors.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Commitment Letter, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Payment Letter

As consideration for the Commitment, Boxwood also entered into a closing payment letter agreement with GSO, dated January 23, 2020 (the “Payment Letter”), pursuant to which Boxwood has agreed to pay to GSO 2% of the aggregate amount of the Liquidation Preference of the Preferred Units purchased by GSO on the Closing Date (which will be in the form of an original issue discount on such Preferred Units). In addition, GSO will be entitled to receive 1,200,000 shares of Boxwood’s Class F common stock (the “Founder Shares”), subject to adjustment in the event that Boxwood issues shares of Class A common stock to investors in connection with the Business Combination at a price below $10 (without taking into account any Founder Shares that may be received by such investors). Such Founders Shares will be subject to the same lock-up provisions as set forth in the Letter Agreement dated November 15, 2019, among Boxwood, Boxwood Sponsor, LLC (the “Sponsor”) and the other signatories thereto

The foregoing description of the Payment Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Payment Letter, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Purchase Agreement Amendment

On January 23, 2020, Boxwood entered into Amendment No. 1 to the Purchase Agreement by and among Boxwood, Holdings, Buyer, Atlas Intermediate and the Seller (the “Purchase Agreement Amendment”). The Purchase Agreement Amendment was entered into by the parties principally to (i) provide amendments necessary to facilitate the transactions contemplated by the Commitment Letter, (ii) increase the number of Rollover Units the Seller will receive as consideration by up to 5,000,000 Holdings Units at $10.00 per Holdings Unit to the extent of the Redemptions and (iii) reflect the purchase of Long Engineering, Inc. (“Long Engineering”) by Atlas Intermediate following the Closing.

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Pursuant to the Purchase Agreement Amendment, the purchase price to be paid by the Buyer is $617 million, subject to customary adjustments contained in the Purchase Agreement Amendment. Of this amount, subject to the terms and conditions set forth in the Purchase Agreement Amendment, the Buyer will pay off the existing net debt of the Seller which is anticipated to be approximately $160 million, and the Seller will receive aggregate consideration of approximately $457 million  (inclusive of the Seller’s transaction fees), which will consist of (i) between $210 million and $337 million of cash (the “Cash Consideration”) and (ii)(a) between $120.0 and $247.0 of Holdings Units, with each such Holdings Unit valued at $10.00 per Holdings Unit (subject to adjustment in accordance with the Purchase Agreement Amendment) (the “Rollover Units”), and (b) shares of Class B common stock of Boxwood; provided that if the Cancellation (as defined below) occurs, the Seller will receive an additional $17,500,000 of Holdings Units. For each Holdings Unit received by the Seller as consideration, the Company will issue to the Seller one share of Class B common stock. The final amount of cash and the final value of the Rollover Units are dependent on the amount of money remaining in the Trust Account following the Redemptions, and the amount of additional proceeds (if any) raised by the Company through equity financing sources prior to the Closing, which is anticipated to include the Commitment.

For more details on the determination of the mix of cash and equity to be paid to the Seller, see the section entitled “Amendment to the Debt Commitment Letter” below.

In addition, if the aggregate net proceeds of any investment in Boxwood, Holdings or Target, other than that anticipated to be received from GSO for the Preferred Units, together with the funds remaining in the Trust Account following the Redemptions, is less than $50.0 million, Boxwood agreed to cancel for no consideration 1,750,000 Founder Shares held by the Sponsor (the “Cancellation”)

The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Forfeiture Agreement

On January 23, 2020, the Sponsor and the Seller entered into a forfeiture agreement (the “Forfeiture Agreement”) pursuant to which the Sponsor agreed to perform its obligation to deliver 1,750,000 Founder Shares for cancellation in connection with the Cancellation, if applicable.

The foregoing description of the Forfeiture Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Forfeiture Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Amendment to the Debt Commitment Letter

On January 23, 2020, in connection with Boxwood’s entry into the Commitment Letter and the Purchase Agreement Amendment, Boxwood entered into Amendment No. 1 to the Debt Commitment Letter (the “Amendment”) with the Commitment Parties pursuant to which Boxwood and the Commitment Parties have agreed to, among other things, reduce the aggregate principal amount of the Credit Facilities to be provided by the Commitment Parties from up to $400.0 million to up to $321.0 million by reducing the aggregate principal amount available under the First Lien Term Facility from $290.0 million to $281.0 million and eliminating the Second Lien Term Facility, which would have been available for an aggregate principal amount of up to $70 million.

In addition, the Amendment changes the mix of cash and equity to be provided to the Seller that was set forth in the Debt Commitment Letter to provide that:

(a)	to the extent that the Common Equity Contribution is greater than $10.0 million, the number of Rollover Units shall be reduced (and the cash consideration to the Seller shall be increased) on a dollar-for-dollar basis until the value of Rollover Units received by the Seller is equal to $120.0 million; and
(b)	to the extent that there remains any amount of Common Equity Contribution after reducing the Equity Rollover in accordance with clause (a) above, the Company shall (i) reduce the Preferred Commitment until the amount of the Preferred Commitment is equal to $130.0 million or (ii) reduce the amount of the Commitment Parties’ aggregate commitments in respect of the First Lien Term Facility or (iii) reduce a combination of both the Preferred Commitment (but in any event, not below $130.0 million) and the First Lien Term Facility, in each case of the foregoing clauses (i), (ii) and (iii), on a dollar-for-dollar basis.

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The Amendment adjusts the condition precedent to the Commitment Parties’ obligation to provide the Credit Facilities from $100.0 million of Available Equity to $155.0 million (of which no more than $145.0 million will consist of the Preferred Commitment), of Available Equity

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) with respect to the issuance of shares of Class A common stock is incorporated by reference herein. The shares of Class A common stock to be issued pursuant to the Commitment Letter will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On January 23, 2020, Boxwood issued a press release announcing the execution of the Commitment Letter, the Purchase Agreement Amendment and the Amendment. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is an updated investor presentation, dated January 2020, that will be used by Boxwood with respect to the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Boxwood under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1 and 99.2.

No Offer or Solicitation

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information for Investors and Stockholders

In connection with the Business Combination, on November 12, 2019, Boxwood filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents has been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voting on the proposed Business Combination and contains important information about the Business Combination and related matters. Boxwood stockholders and other interested persons are advised to read the definitive proxy statement, any amendments thereto and any other materials filed or that will be filed with the SEC in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the Business Combination, because they contain or will contain important information about Boxwood, Atlas and the Business Combination. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com/boxwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

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Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the Business Combination. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the Business Combination, as applicable, are set forth in the definitive proxy statement for the Business Combination. The definitive proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Boxwood’s ability to arrange equity and equity-related financing in connection with the closing of the Business Combination, including with GSO, the parties’ ability to effect the Business Combination and the benefits of the Business Combination. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed Business Combination and related transactions or the definitive proxy statement; (3) the inability to complete the transactions contemplated by the Purchase Agreement due to the failure to arrange equity and/or equity-related financing in connection with the closing of the Business Combination, including with GSO, obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the Business Combination and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering due to the failure to satisfy the conditions to the closing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock and warrants on Nasdaq following the Business Combination; (5) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the Business Combination and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement filed by Boxwood with the SEC in connection with the Business Combination, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Commitment Letter, dated as of January 23, 2020, by and among Boxwood Merger Corp., Atlas TC Holdings LLC and GSO Capital Partners LP.
10.2	Closing Payment Letter, dated as of January 23, 2020, by and among Boxwood Merger Corp., Atlas TC Holdings LLC and GSO Capital Partners LP.
10.3	Amendment No. 1 Unit Purchase Agreement, dated as of January 23, 2020, by and among Boxwood Merger Corp., Atlas TC Holdings LLC, Atlas TC Buyer LLC, Atlas Intermediate Holdings LLC and Atlas Technical Consultants Holdings LP.
10.4	Forfeiture Agreement, dated as of January 23, 2020, by and among Boxwood Sponsor, LLC and Atlas Technical Consultants Holdings LP.
10.5	Amendment No. 1 to Commitment Letter, dated as of January 23, 2020, by and among Boxwood Merger Corp., Macquarie Capital Funding LLC, Macquarie Capital (USA) Inc. and Natixis, New York Branch.
99.1	Press Release dated as of January 23, 2020.
99.2	Investor Presentation dated as of January 2020.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Boxwood agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXWOOD MERGER CORP.

	By:	/s/ Stephen M. Kadenacy
Name: Stephen M. Kadenacy
Title: Chief Executive Officer

Dated: January 23, 2020

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Exhibit 10.1

EXECUTION VERSION

GSO CAPITAL PARTNERS LP

345 Park Avenue, 31st Floor

New York, NY 10154

January 23, 2020

CONFIDENTIAL

Boxwood Merger Corp.

Atlas TC Holdings LLC

8801 Calera Dr.

Austin, TX 78735

Attn: Steven Kadenacy

Re: Project Atlas

Commitment Letter

Ladies and Gentlemen:

Boxwood Merger Corp., a Delaware corporation (the “SPAC”), has advised GSO Capital Partners LP (together with its affiliates and funds and accounts managed or advised by it, “GSO,” “we” and “us”) that you intend to acquire (the “Acquisition”), through Atlas TC Buyer LLC, a newly formed Delaware limited liability company controlled by you (the “Acquisition Co.”) and a wholly-owned subsidiary of Atlas TC Holdings LLC, a Delaware limited liability company controlled by you (“Holdings”, and together with the SPAC, the “Issuers” or “you”), all of the outstanding equity interests of Atlas Intermediate Holdings LLC, a Delaware limited liability company (the “Target”), and to consummate the other transactions contemplated in the Transaction Summary attached hereto as Exhibit A (the “Transaction Summary”). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Transaction Summary, the Summary of Principal Terms and Conditions attached hereto as Exhibit B (the “Term Sheet”) or the Summary of Conditions Precedent attached hereto as Exhibit C (such Exhibits A, B and C, together with this commitment letter, the “Commitment Letter”).

1.	Commitments.

GSO is pleased to advise you of its commitment to purchase (i) 100% of the initial liquidation preference amount of $145,000,000 (subject to adjustment as provided below) of a single class of series A senior preferred units of Holdings (the “Preferred Units”), having the terms and conditions set forth in the Term Sheet for an aggregate cash purchase price equal to $145,000,000 (subject to adjustment as provided below) (net of the Closing Payment (as defined in the Closing Payment Letter (as defined below)); provided that such amount may be adjusted as set forth in the Term Sheet; and (ii) unless you have reduced the initial liquidation preference amount of Preferred Units offered for sale to GSO to less than $145,000,000, shares of Class A common stock of the SPAC, par value $0.0001 per share (the “Common Stock”), in an amount of $10,000,000, in each case subject only to the Exclusive Funding Conditions. The issuance of the Preferred Units and the Common Stock is referred to herein as the “Equity Financing,” and the commitment to purchase the Preferred Units and the Common Stock are referred to herein as the “Commitments.”

Boxwood Merger Corp.

January 23, 2020

2.	Exclusivity.

From the date hereof until the earliest of (a) the mutual agreement of the parties hereto not to pursue the execution of the definitive documentation relating to the Equity Financing, (b) the Closing Date (as defined below) and (c) the Termination Date (as defined below) (such period, the “Exclusivity Period”), you:

(i)	shall not, and shall not permit any of your officers, directors, employees, affiliates, members, partners, stockholders, attorneys, agents and advisors and any other person acting on your or their behalf to, without the prior written consent of GSO, directly or indirectly solicit, participate in any negotiation or discussion with or provide or afford access to information to any third party (other than GSO, its affiliates and representatives) with respect to, or otherwise effect, facilitate, encourage or accept any offers for the purchase or provision of the issuance of the Preferred Units or any alternative equity or debt financing arrangements in connection with financing all or a portion of the Acquisition (other than the Debt Financing or the issuance of or continued investment in Common Stock), in each case on terms and conditions reasonably satisfactory to us, and indebtedness permitted to remain outstanding under the Acquisition Agreement; and

(ii)	shall terminate or have terminated on or prior to the date hereof any written agreement or arrangement related to the foregoing set forth in clause (i) above (other than the matters described in the final parenthetical thereto) to which you or any of your affiliates are parties, as well as any activities and discussions related to the foregoing as may be continuing on the date hereof with any party other than GSO and its representatives, affiliates and any agent or investor or potential agent or investor for the Equity Financing.

3.	Information.

You hereby represent and warrant that (a) all information (excluding the Projections (as defined below), industry-specific information and information of a general economic nature) (all such non-excluded information, the “Information”) that has been or will be made available to GSO by or on behalf of the SPAC, Holdings, Acquisition Co., the Target or any of their respective representatives in connection with the Transactions is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the financial projections, budgets, estimates, forecasts and other forward-looking information with respect to the Acquisition Co. and its subsidiaries (after giving effect to the Acquisition) (the “Projections”) that have been or will be made available to GSO by or on behalf of the SPAC, Holdings, Acquisition Co., the Target or any of their respective representatives in connection with the Transactions have been or will be prepared in good faith based upon assumptions that are believed to be reasonable at the time made (it being understood that Projections are not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies, many of which are beyond your control, and that no assurance can be given that such Projections will be realized and that actual results may differ from the projected results and such differences may be material). You agree that if at any time prior to the Closing Date, any of the representations in the preceding sentence would be incorrect in any material respect if the Information and Projections were being furnished, and such representations were being made, at such time, then you will promptly supplement (or, in the case of any Information and Projections furnished by the Target or its representatives, use commercially reasonable efforts to cause to be supplemented) the Information and the Projections so that such representations will be correct in all material respects under those circumstances.

Boxwood Merger Corp.

January 23, 2020

4.	Closing Payment.

As consideration for the Commitments, Holdings agrees to pay (or to cause to be paid) to GSO on the Closing Date, the amounts set forth in the Closing Payment Letter, dated as of the date hereof, between you and us (as amended, restated, supplemented or otherwise modified from time to time, the “Closing Payment Letter”). Once paid, the Closing Payment shall not be refundable under any circumstances.

5.	Conditions.

The Commitments of GSO are subject only to the conditions set forth on Exhibit C hereto (collectively, the “Exclusive Funding Conditions”), and upon the satisfaction (or waiver by GSO) of the Exclusive Funding Conditions, the Equity Financing shall occur. Notwithstanding anything in this Commitment Letter, the Equity Financing Documentation or any other letter agreement or other undertaking concerning the Equity Financing or the Acquisition to the contrary, (a) the only representations and warranties the accuracy of which shall be a condition to effectuation of the Equity Financing on the Closing Date shall be (i) such of the representations and warranties made by or with respect to the Target in the Acquisition Agreement as are material to the interests of GSO, but only to the extent that you or your affiliates have the right pursuant to the Acquisition Agreement to terminate your or their respective obligations to consummate the Acquisition (or the right pursuant to the Acquisition Agreement not to consummate the Acquisition) as a result of a breach of such representations and warranties (the “Acquisition Agreement Representations”) and (ii) the Specified Representations (as defined below) and (b) the terms of the Equity Financing Documentation shall be in a form such that they do not impair the consummation of the Equity Financing on the Closing Date if the Exclusive Funding Conditions are satisfied (or waived by GSO in writing). For purposes hereof, “Specified Representations” means the representations and warranties of the Issuers set forth in the Equity Financing Documentation relating to: corporate or other organizational existence of Holdings and the SPAC; organizational power and authority (as to execution, delivery and performance of the applicable Equity Financing Documentation); the due authorization, execution, delivery and enforceability of the applicable Equity Financing Documentation; solvency as of the Closing Date (after giving effect to the Acquisition) of the Issuers and your respective subsidiaries on a consolidated basis (to be consistent with the solvency certificate attached as Annex I to Exhibit C hereto); no conflict with the organizational documents of the Issuers related to the entering into and issuance under, and performance of, the Equity Financing Documentation; capitalization of the Issuers (including that the Preferred Units and the Common Stock have been validly issued, and are fully paid and non-assessable); status of the Preferred Units as senior to all equity of Holdings; Beneficial Ownership Certification; Federal Reserve margin regulations; the Investment Company Act; OFAC; FCPA; other KYC or similar legal requirements; and the PATRIOT Act (as defined below). This paragraph shall be referred to herein as the “Certain Funds Provision”.

6.	Expenses; Indemnification.

You agree, whether or not the Closing Date occurs, to pay on the Closing Date, and thereafter (or if the Closing Date does not occur), within 15 days after written demand therefor, all of GSO’s reasonable and documented fees, out-of-pocket costs and out-of-pocket expenses as set forth in the Term Sheet. You further agree that, once paid, the fees and expense reimbursement or any part thereof payable hereunder will not be refundable under any circumstances, except as agreed to between you and us. All fees and expenses payable hereunder will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim. Notwithstanding the foregoing, it is agreed that the Closing Payment (as defined in the Closing Payment Letter) shall only be payable if the Closing occurs.

Boxwood Merger Corp.

January 23, 2020

In addition, you agree to indemnify and hold harmless GSO and its affiliates and their respective controlling persons and their respective officers, directors, employees, agents, advisors, partners and other representatives and the successors and permitted assigns of each of the foregoing (each, an “Indemnified Person”), from and against any and all losses, claims, damages and liabilities of any kind or nature and reasonable and documented or invoiced out-of-pocket fees and expenses (limited, in the case of legal fees and expenses, to the reasonable and documented or invoiced out-of-pocket fees, disbursements and other charges of one common counsel for all Indemnified Persons and, solely in the case of an actual or potential conflict of interest where the Indemnified Person(s) affected by such conflict informs you of such conflict and thereafter, retains their own counsel, one additional conflicts counsel to each group of similarly affected Indemnified Persons taken as a whole and (in either case) one local counsel, one foreign counsel and one regulatory counsel in each relevant jurisdiction (which may be a single counsel for multiple jurisdictions) to all (and/or each group of similarly affected) Indemnified Persons), joint or several, to which any such Indemnified Person becomes subject to the extent arising out of any claim, litigation, investigation or proceeding (including any inquiry or investigation) (any of the foregoing, a “Proceeding”) relating to or resulting from or in connection with this Commitment Letter, the Closing Payment Letter, the Transactions, the Acquisition or any use of the proceeds thereof, regardless of whether any such Indemnified Person is a party thereto, whether or not such Proceedings are brought by you, your equity holders, affiliates, creditors or any other third party, and to reimburse each such Indemnified Person promptly following written demand for any reasonable and documented or invoiced out-of-pocket legal fees and expenses of one firm of counsel for all such Indemnified Persons, taken as a whole, and of a single local counsel, a single foreign counsel and a single regulatory counsel in each relevant jurisdiction (which may be a single counsel for multiple jurisdictions) for all such Indemnified Persons, taken as a whole, and, solely in the case of an actual or potential conflict of interest where the Indemnified Person(s) affected by such conflict informs you of such conflict and thereafter, retains their own counsel, one additional firm of counsel and one additional local counsel, one additional foreign counsel and one additional regulatory counsel in each relevant jurisdiction to each group of similarly affected Indemnified Persons and other reasonable and documented or invoiced out-of-pocket fees and expenses to the extent incurred in connection with investigating or defending any of the foregoing; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related fees or expenses to the extent that they have resulted from (i) the willful misconduct, bad faith or gross negligence of, or material breach of this Commitment Letter, the Closing Payment Letter or any Equity Financing Documentation by, such Indemnified Person or any of such Indemnified Person’s controlling persons, controlled affiliates or any of its or their respective officers, directors, employees or partners, in each case, who are involved in the Transactions (in each case, as determined by a court of competent jurisdiction in a final and non-appealable decision) or (ii) disputes solely between and among Indemnified Persons to the extent such disputes do not arise from any act or omission of you, Acquisition Co., the Target or any of your or their affiliates. The foregoing provisions in this paragraph shall be, by the applicable provisions contained in the Equity Financing Documents upon execution thereof and thereafter shall have no further force and effect.

Boxwood Merger Corp.

January 23, 2020

Notwithstanding any other provision of this Commitment Letter, (i) no Indemnified Person shall be liable for any damages arising from the use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission systems, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of such Indemnified Person or any of such Indemnified Person’s controlled affiliates or any of its or their respective officers, directors, employees or partners, in each case, who are involved in the Transactions, in each case, as determined by a court of competent jurisdiction in a final and non-appealable decision and (ii) without in any way limiting your indemnification obligations set forth above, none of us, you, your subsidiaries and other affiliates, the Target or any Indemnified Person shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) in connection with this Commitment Letter, the Closing Payment Letter, the Transactions (including the Equity Financing and the use of proceeds thereunder) or with respect to any activities related to the Commitments, including the preparation of this Commitment Letter, the Closing Payment Letter and the Equity Financing Documentation..

You shall not be liable for any settlement of any Proceeding effected without your written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with your written consent or if there is a judgment by a court of competent jurisdiction against an Indemnified Person in any such Proceeding, you agree to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the other provisions of this Section 6.

You shall not, without the prior written consent of an Indemnified Person (which consent shall not be unreasonably withheld, delayed or conditioned), effect any settlement of any pending or threatened Proceeding against an Indemnified Person in respect of which indemnity could have been sought hereunder by such Indemnified Person unless such settlement (a) includes an unconditional release of such Indemnified Person from all liability or claims that are the subject matter of such Proceeding and (b) does not include any statement as to any admission as to fault, culpability or a failure to act by or on behalf of any Indemnified Person.

If any Proceeding is instituted involving any Indemnified Person for which indemnification is to be sought hereunder by such Indemnified Person, then such Indemnified Person will promptly notify you upon its determination to seek indemnification; provided, however, that the failure so to notify you will not relieve you from any liability that you may have to such Indemnified Person pursuant to this Section 6.

7.	Miscellaneous.

Except as set forth in the succeeding sentence, this Commitment Letter and the Commitments shall not be assignable by either party without the prior written consent of the other party (and any attempted assignment without such consent shall be null and void), are intended to be solely for the benefit of the parties hereto (and the Indemnified Parties), are not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and the Indemnified Parties) and are not intended to create a fiduciary relationship between the parties hereto. Any and all obligations of GSO hereunder (including, without limitation, the Commitments, which may be assigned to GSO’s affiliates and funds and accounts managed or advised by it or limited partners thereto) may be performed, and any and all rights of GSO hereunder may be exercised, through or by any of its affiliates (provided that until the consummation of the Equity Financing on the Closing Date, GSO shall remain obligated pursuant to the terms hereof and shall retain exclusive control over all rights and obligations with respect to its commitments, including all rights with respect to consents, modifications, waivers and amendments). This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by us and you. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile or .pdf electronic (or similar format by electronic mail) transmission shall be effective as delivery of a manually executed counterpart hereof. Each party hereto acknowledges and agrees that each other party hereto and the other Indemnified Parties shall not have any liability or responsibility for any indirect, special, punitive or consequential damages that may be claimed or alleged in connection with this Commitment Letter or any activities in connection herewith. This Commitment Letter constitutes the entire agreement among the parties hereto as to the subject matter hereof and supersedes all prior understandings, whether written or oral, between us with respect to the Equity Financing. This Commitment Letter and the rights and the obligations of the parties hereunder, including but not limited to the validity, interpretation, construction, breach, enforcement or termination hereof, and whether arising in contract or tort or otherwise, shall be governed by, and construed in accordance with, the laws of the State of New York; provided, however, that the laws of the State of Delaware shall govern in determining (a) the interpretation of a Material Adverse Effect (as defined in the Acquisition Agreement) and whether a Material Adverse Effect has occurred for purposes of the Acquisition Agreement, (b) the accuracy of any Acquisition Agreement Representations and whether as a result of any breach thereof you or your affiliates have the right pursuant to the Acquisition Agreement to terminate your or their respective obligations to consummate the Acquisition (or the right pursuant to the Acquisition Agreement not to consummate the Acquisition) and (c) whether the Acquisition has been consummated in accordance with the terms of the Acquisition Agreement.

Boxwood Merger Corp.

January 23, 2020

Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, New York City, and any appellate court from any ruling thereof, in any action or proceeding arising out of or relating to this Commitment Letter or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Commitment Letter or the transactions contemplated hereby in any New York State court or in any such Federal court and (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Notwithstanding any term or provision hereof to the contrary, all of the obligations of GSO and you hereunder in respect of exclusivity, indemnification, expense reimbursement, non-refundability of fees (if applicable), that we are not acting in a fiduciary relationship with you and may have conflicting interests, governing law, submission to jurisdiction and waiver of the right to trial by jury shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the occurrence of the Termination Date (as defined below); provided that GSO’s confidentiality obligations hereunder shall automatically terminate upon the execution of the Equity Financing Documentation to the extent superseded by such Equity Financing Documentation and in any event shall automatically terminate on the date that is one year following the date of this Commitment Letter. Notwithstanding anything herein to the contrary, your obligations and liabilities hereunder shall terminate on the Closing Date and be superseded by the provisions of the Equity Financing Documentation upon execution thereof (but only to the extent the provisions of the Equity Financing Documentation cover the substance of the foregoing provisions set forth herein).

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS COMMITMENT LETTER.

Boxwood Merger Corp.

January 23, 2020

GSO hereby notifies you that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “PATRIOT Act”), GSO may be required to obtain, verify and record information that identifies you and/or the Acquisition Co. and your and their subsidiaries, which information includes the name, address, tax identification number and other information regarding you and/or the Acquisition Co. that will allow GSO to identify you and/or the Acquisition Co. in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act and is effective as to GSO.

You acknowledge that GSO and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests. Neither we nor any of our affiliates will use confidential information obtained from you by virtue of the transactions contemplated by this Commitment Letter or our other relationships with you in connection with the performance by us of services for other companies, and we will not furnish any such information to other companies. You also acknowledge that neither we nor any of our affiliates has any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained by us from other companies.

You acknowledge and agree that GSO has been engaged solely as an independent contractor to provide the Equity Financing set forth herein. In connection therewith, GSO will be acting solely pursuant to a contractual relationship on an arm’s length basis with respect to the Equity Financing (including in connection with determining the terms of the Equity Financing) and not as an agent of or financial advisor or a fiduciary to you or the Acquisition Co. or any other person. Additionally, you acknowledge that GSO is not advising you or the Acquisition Co. or any of your or their affiliates as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. You and the Acquisition Co. shall consult with your own advisors concerning such matters and shall be responsible for making your own independent investigation and appraisal of the transactions contemplated hereby, and GSO shall have no responsibility or liability to you, the Acquisition Co. or any other person with respect thereto. You further acknowledge and agree that any review by GSO of you and/or the Acquisition Co., the terms of the Equity Financing and other matters relating thereto will be performed solely for the benefit of GSO and shall not be on behalf of you or the Acquisition Co. or any other person. You waive, to the fullest extent permitted by law, any claims that GSO has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to you, in connection with the transactions contemplated by this Commitment Letter or the process leading thereto.

Each of the parties hereto agrees that this Commitment Letter is a binding and enforceable agreement with respect to the subject matter herein, it being acknowledged and agreed that the commitments provided hereunder are subject only to the Exclusive Funding Conditions, and upon (but subject to) satisfaction thereof, the consummation of the Equity Financing shall occur.

Boxwood Merger Corp.

January 23, 2020

Notwithstanding anything herein to the contrary, each of the parties hereto acknowledges that SPAC has established the Trust Account for the benefit of its public stockholders, which holds proceeds of its initial public offering. For and in consideration of SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GSO, for itself and for all Purchasers and Related Persons it has the authority to bind, hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets in the Trust Account (or distributions therefrom to SPAC’s public stockholders), and hereby waives any claims it has or may have at any time against or with respect to the Trust Account (or distributions therefrom to SPAC’s public stockholders) as a result of, or arising out of, any discussions, contracts or agreements (including this Commitment Letter) among SPAC, Holdings or GSO and will not seek recourse against the Trust Account (or distributions therefrom to SPAC’s public stockholders) for any reason whatsoever.

Furthermore, you acknowledge that GSO and its affiliates may have fiduciary or other relationships whereby GSO and its affiliates may exercise voting power over securities and loans of various persons, which securities and loans may from time to time include securities and loans of the SPAC, Holdings, Acquisition Co., the Target or other potential creditors or investors. You acknowledge that GSO and its affiliates may exercise such powers and otherwise perform their functions in connection with such fiduciary or other relationships without regard to GSO’s relationship to you hereunder.

If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms of this Commitment Letter by returning to us executed counterparts hereof not later than 5:00 p.m., New York City time, on the date hereof. The Commitments and the agreements of GSO contained herein will automatically, and without notice or further action, expire at such time in the event that we have not received such executed counterparts in accordance with the immediately preceding sentence. This Commitment Letter, the Commitments and the agreements of GSO contained herein will automatically, and without notice or further action, terminate at the earliest of: (a) the termination of the Acquisition Agreement in accordance with its terms, (b) the closing of the Acquisition without the use of the Equity Financing proposed hereunder or (c) 5:00 p.m., New York City time, on February 19, 2020 (the “Termination Date”), unless we agree, in our sole discretion, to an extension in writing.

[Remainder of this page intentionally left blank]

We are pleased to have been given the opportunity to assist you in connection with this important financing.

Sincerely,

GSO CAPITAL PARTNERS LP

By	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Authorized Signatory

[Signature Page to Commitment Letter]

Accepted and agreed to as of the date first above written:

BOXWOOD MERGER CORP.

By	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

ATLAS TC HOLDINGS LLC

By	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

[Signature Page to Commitment Letter]

EXHIBIT A

TRANSACTION SUMMARY

Capitalized terms used but not defined in this Exhibit A shall have the meanings set forth in (i) the Commitment Letter to which this Exhibit A is attached and (ii) in Exhibits B and C thereto.

Atlas TC Buyer LLC, a newly formed limited liability company organized under the laws of the State of Delaware (“Acquisition Co.” or the “Borrower”), formed at the direction of, and controlled by, Boxwood Merger Corp., a Delaware corporation (the “SPAC”), intends to (i) acquire (the “Acquisition”) all of the outstanding equity interests of Atlas Intermediate Holdings LLC, a Delaware limited liability company (the “Target”), pursuant to a Unit Purchase Agreement, dated as of August 12, 2019, by and among the SPAC, Holdings, Acquisition Co., the Target and Atlas Technical Consultants Holdings, LP, a Delaware limited partnership (the “Seller”) (together with all exhibits, schedules and disclosure letters thereto, the “Acquisition Agreement”), and (ii) immediately after the consummation of the Acquisition, merge with and into the Target, with the Target being the surviving entity.

The SPAC was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more operating businesses (a “Business Combination”), and in connection therewith, the SPAC now seeks to consummate the Acquisition. The SPAC is required, by the terms of its documents of incorporation, after signing the Acquisition Agreement (which constitutes the definitive agreement for the Business Combination) to seek shareholder approval (the “Proxy Process”) of the Business Combination at a meeting called for such purpose, and thereafter shareholders of the SPAC may seek to redeem their Class A common stock in the SPAC, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the SPAC’s trust account (the “Trust Account”) calculated as of two business days prior to the consummation of the Business Combination, including interest but less income taxes payable.

In connection with the foregoing, it is intended that (subject to adjustment as provided under the SPAC Equity Adjustment Mechanism (as defined below)):

(a) prior to, or concurrently with, the execution and delivery by the SPAC of the Commitment Letter, the SPAC has obtained commitments from (i) the founding shareholders of the SPAC and certain co-investors thereof in the SPAC to not have their equity interests in the SPAC (such equity interests, the “Founder Share Value”) redeemed as part of the Acquisition and to vote their shares in favor of the Acquisition, (ii) Bernhard Capital Partners Management LP (“BCP”) and the current management equity holders of the Target (“Target Management”) to rollover a portion of their equity in the Target into common equity of Holdings (in an amount of no less than $120.0 million (the “Equity Rollover”), provided that the Target Management shall rollover all of their equity in the Target (other than a de minimis amount of cash consideration received in the Acquisition that may be necessary to comply with Seller’s operating agreement);

A-1

(b) the SPAC will directly or indirectly make cash equity contributions from any funds remaining in the Trust Account (other than funds that are necessary to effect the Buyer Stock Redemption (as defined in the Acquisition Agreement)) and additional common equity contributions to the SPAC from investors (which may include any Common Stock purchased by GSO) (collectively, with such funds remaining in the Trust Account, the “SPAC Closing Common Equity”) to Holdings (which in turn will contribute such amounts as common equity to Acquisition Co.) in an aggregate amount of at least $10.0 million (the “SPAC Equity Contribution”), which SPAC Equity Contribution (which, for the avoidance of doubt, does not include any amounts held in the Trust Account to be used to effect the Buyer Stock Redemption (as defined in the Acquisition Agreement)), when combined with the Founder Share Value, the Equity Rollover, will on a pro forma basis constitute an aggregate amount equal to at least 36.5% of the sum of (A) the aggregate gross proceeds of the First Lien Term Facility borrowed on the Closing Date plus (B) the SPAC Equity Contribution actually contributed to Holdings (and then to Acquisition Co.) plus (C) the Founder Share Value plus (D) the Equity Rollover plus (E) the aggregate liquidation value of the Preferred Units purchased by GSO (such equity amount, the “Minimum Equity Amount”) (it being understood that, for the avoidance of doubt, (i) the SPAC Equity Contribution is in addition to the Founder Share Value, the Equity Rollover and (ii) the SPAC Equity Contribution will be made with proceeds initially received by the SPAC from its initial public equity offering as well as any additional cash equity raised by the SPAC after the date hereof to fund the Acquisition and the Refinancing and to pay the Transaction Costs (as defined below));

(c) (i) Holdings will issue the Preferred Units in accordance with the Commitment Letter and the Equity Financing Documentation and 100% of the proceeds (net of the Closing Payment and any transaction expenses related to the Preferred Units and the Common Stock) received from the Purchasers by Holdings will be contributed as common equity to Acquisition Co. and (ii) the SPAC will issue the Common Stock in accordance with the Commitment Letter and the Equity Financing Documentation and 100% of the proceeds received from the Purchasers by the SPAC will be contributed as common equity to Acquisition Co. (the “Equity Financing”);

(d) the Borrower will obtain the first lien term facility in an aggregate principal amount of $281.0 million (the “First Lien Term Facility”) and the revolving facility in an amount not to exceed $40.0 million (the “Revolving Facility”), which shall be undrawn on the Closing Date except to the extent permitted under the Debt Commitment Letter (as defined below) but in an amount not to exceed an amount required to (i) fund any original issue discount or upfront fees imposed as a result of the exercise of any Debt Commitment Flex Rights (as defined in Exhibit B to this Commitment Letter), (ii) fund any working capital adjustment under the Acquisition Agreement and (iii) cash collateralize, back-stop or replace any existing letters of credit (collectively, the “Debt Financing”), in each case as further described in  the debt commitment letter dated August 12, 2019 (as amended as of the date hereof, the “Debt Commitment Letter”) by and among you and Macquarie Capital (USA) Inc., Macquarie Capital Funding LLC and Natixis, New York Branch (collectively, the “Debt Commitment Parties”); and

(e) the proceeds of the Debt Financing and the Equity Financing received on the Closing Date, together with the proceeds from the SPAC Equity Contribution, will be applied (i) to repay and refinance the existing indebtedness for borrowed money of the Target and its subsidiaries other than (I) certain indebtedness that GSO and the Borrower reasonably agree may remain outstanding after the Closing Date and (II) ordinary course capital leases, purchase money indebtedness and deferred purchase price obligations (the “Refinancing”), (ii) to pay the cash consideration for the Acquisition, (iii) to pay certain fees and expenses incurred in connection with the Transactions (such fees and expenses, the “Transaction Costs”), and (iv) to provide for the working capital and general corporate purposes of the Borrower and its restricted subsidiaries.

For purposes hereof and of the Term Sheet, to the extent that the SPAC Equity Contribution is greater than $10.0 million, the amount of the Equity Rollover shall be reduced (and the cash portion of the Acquisition consideration shall be increased) by an amount equal to the difference between (x) the amount of the SPAC Equity Contribution minus (y) $10.0 million, until such time as the Equity Rollover is equal to $120.0 million (the foregoing, the “SPAC Equity Adjustment Mechanism”).

The transactions described above are collectively referred to herein as the “Transactions”. For purposes of this Commitment Letter, “Closing Date” shall mean the date of the satisfaction or waiver in writing by GSO of the conditions set forth in Exhibit C to this Commitment Letter, the Acquisition is consummated and the Equity Financing occurs.

A-2

EXHIBIT B

SUMMARY OF PRINCIPAL TERMS AND CONDITIONS

Unless otherwise defined, terms used herein shall have the meanings assigned thereto in the commitment letter to which this exhibit is attached, including the other exhibits thereto (the “Commitment Letter”).

Preferred Equity Issuer:	Atlas TC Holdings, LLC (“Holdings”).

Common Equity Issuer:	Boxwood Merger Corp. (the “SPAC”).

Purchasers:	(a) GSO Capital Partners LP (together with its affiliates and funds and accounts managed or advised by it, “GSO”) and (b) other investors (other than Bernhard Capital Partners Management LP (“BCP”) or entities affiliated with BCP or the SPAC) (the “Third Party Investors”) (collectively, the “Purchasers”).

Preferred Units:	145,000 units of a single class of Series A Senior Preferred Units of Holdings (the “Preferred Units”) with an initial liquidation preference of $1,000 per unit and an initial aggregate liquidation preference amount of $145,000,000 (the “Initial Aggregate Liquidation Preference Amount”); provided that, if the SPAC Equity Contribution is sufficient to reduce the Equity Rollover to $120,000,000 and in addition still have more than $10,000,000 available (such excess amount, the “Excess SPAC Equity Amount”), at the election of Holdings, the amount offered for sale to GSO may be reduced by up to an amount equal to the Excess SPAC Equity Amount, with such reduction not to exceed $15,000,000. In addition, Holdings may offer Preferred Units for sale to Third Party Investors; provided that the Third Party Investors will be required to purchase $1.75 of Common Stock for every $1.00 of Preferred Units purchased. Notwithstanding the foregoing, in no event shall GSO be offered to purchase less than $130,000,000 of Preferred Units.

Common Stock:	1,000,000 shares of Common Stock of the SPAC issued at $10.00 per share, subject to reduction in the event of sales of common stock or securities convertible into or exchangeable for common stock of the SPAC at an implied price per share below $10.00 prior to the Closing Date; provided that GSO will not be obligated to purchase any Common Stock if GSO is offered fewer than 145,000 Preferred Units on the terms set forth herein. For the avoidance of doubt, the transfer of founder shares to any person in connection with their acquisition or non-redemption of common stock or securities convertible into or exchangeable for common stock of the SPAC shall not be taken into account when determining the issue price of such Common Stock.

Liquidation Preference:	$1,000 per Preferred Unit, plus any accrued and unpaid dividends.

Maturity:	Perpetual.

Purchase Price:	100.00% of Liquidation Preference.

Dividends:	Minimum 5.00% per annum in cash, plus an additional 6.25% per annum in cash or 7.25% per annum in PIK (at Holdings’ option)

Dividends shall be payable quarterly in arrears. Payment of cash dividends shall be subject to any limitations set forth in the documentation for the Debt Financing (as in effect on the Closing Date, but which may be adjusted thereafter to take into account the exercise of any “flex” rights set forth in the Debt Commitment Letter and any related fee letter (the “Debt Commitment Flex Rights”), in each case, as in effect as of the date hereof (the “Debt Financing Documentation”). If a cash dividend payment is not made because of a limitation under the Debt Financing Documentation, then the dividend shall PIK at 14.25% per annum until any cash payment is made.

Ranking:	The Preferred Units will be senior in liquidation and distribution rights with respect to all other equity of Holdings.

Conversion:	The Preferred Units will not be convertible into any other securities of Holdings.

Redemption Date at Option of the Purchasers:	The Preferred Units may be redeemed at 100% of Liquidation Preference in cash (including accrued and unpaid Dividends and any dividends paid-in-kind), at the option of the Purchasers, after the date which is 8 years after the Closing Date (the “Redemption Date”).

Mandatory Redemption:	Subject to the terms of Holdings’ and its subsidiaries’ senior credit agreements as in effect from time to time (including the Debt Financing Documentation), mandatory redemption (including accrued and unpaid Dividends and any dividends paid-in-kind, as well as the applicable Redemption Premium) would be required, upon (i) a change of control (to be defined on a basis to be mutually agreed), (ii) sales or other dispositions of all or substantially all of the assets, (iii) insolvency/bankruptcy of Holdings or the Target, (iv) an acceleration under any of the debt facilities of Holdings or its subsidiaries in an amount equal to or greater than $12 million, (v) a payment default on the Preferred Units that has not been cured within 5 business days of the Issuer’s receipt of written notice from GSO, (vi) a default under the protective provisions set forth below, (vii) a final judgement default against Holdings or any of its subsidiaries in an amount equal to or greater than $12 million that is not paid or covered by insurance, or (viii) an actual or asserted invalidity or enforceability of the Holdings Operating Agreement or Subscription Agreement by the SPAC, Holdings or any of its subsidiaries. If in connection with an event described in clause (i) or (ii) above, the Debt Financing or any replacement financing therefor is repaid in full in cash in accordance with its terms, Holdings shall be required to redeem the Preferred Units immediately after such repayment.

Redemption at Option of Issuer:	Not callable for two years subject to a customary make-whole with a discount rate set at the treasury rate plus 50 basis points. Callable from second anniversary to third anniversary at 103% of Liquidation Preference (“Redemption Premium”). Callable after third anniversary at 100% of Liquidation Preference.

Protective Provisions:	As long as any Preferred Unit is outstanding, Holdings and its subsidiaries will be subject to the following negative and affirmative covenants:

●	Alter or change any right, preference, privilege or power of (or restriction for the benefit of) the Preferred Units;

●	(A) Amend, amend and restate, supplement, alter, change or otherwise modify any of the Debt Financing Documentation in a manner that (i) extends the maturity of the Debt Financing Documentation beyond the Redemption Date, (ii) makes more restrictive the restricted payments provisions that could be used to pay the dividends described herein (other than as permitted by the exercise of the Debt Commitment Flex Rights) or (iii) increases the “all-in yield” applicable to the First Lien Term Facility or the Revolving Facility in a manner that would result in the “all-in yield” thereon to exceed by more than 3.00% per annum the “all-in yield” on the First Lien Term Facility or the Revolving Facility, as applicable, in each case as in effect on the Closing Date (excluding, however, (i) increases resulting from the exercise of the Debt Commitment Flex Rights, (ii) increases resulting from the accrual of interest at the default rate by no more than 2.00%, (iii) fluctuations in underlying rate indices and (iv) any rate increases effected at a time when the Consolidated Total Net Leverage Ratio (as defined in the Debt Financing Documentation as in effect on the Closing Date) is no greater than the Consolidated Total Net Leverage Ratio applicable to the restricted payments exception allowing solely for the payment of the cash dividend with respect to the Preferred Units pursuant to the Debt Financing Documentation) or (B) waive any default under the Debt Financing Documentation as a result of (x) any restatement of the audited financial statements to the extent such restatement demonstrates that there has been a material adverse effect on the assets, business or results of operations of Holdings and its subsidiaries taken as a whole (a “Material Adverse Effect”) or (y) any failure to deliver audited financial statements not subject to a “going concern” qualification (subject to customary carve-outs) to the extent that such “going concern” qualification evidences that there has been a Material Adverse Effect;

●	prohibitions on issuance or creation (by merger, reclassification or otherwise) of senior or pari passu equity securities, including (i) equity or equity-like securities (unless such issuance would be used to redeem 100% of the Preferred Units and pay 100% of the Liquidation Preference (in each case, subject to the Redemption Premium)) and (ii) any additional units of the Preferred Units; provided that the foregoing shall not restrict Holdings and its subsidiaries to form wholly-owned subsidiaries;

●	increase or decrease the number of authorized Preferred Units;

●	prohibitions on incurrence of additional debt and guarantees, including debt at the Issuer and the Issuer’s subsidiaries (excluding, among other exceptions to be agreed, drawdowns of revolving credit facilities as permitted by Issuer or the Issuer’s subsidiaries’ senior credit facilities), if such additional debt would result in the Consolidated Total Net Leverage Ratio (as defined in the credit agreements for the Debt Financing but excluding the Preferred Units in Consolidated Total Debt, for purposes of calculating consolidated total net leverage ratio) exceeding 3.50 to 1.00 (which in the case of any incremental revolving credit facility or increase to any existing revolving credit facility shall be calculated by assuming that such incremental facility or increase is fully drawn); provided, that notwithstanding the foregoing, the amount incurred under the term loan portion of the Debt Financing on the Closing Date shall not exceed $270.5 million, plus $10.5 million to be used to fund the consideration for the Long Engineering acquisition. To the extent the Long Engineering acquisition does not close within 10 business days after the Closing Date, the First Lien Term Facility will be prepaid by $10.5 million on the 11th business day after the Closing Date; provided that such amount shall be deposited into a restricted account of the Borrower to be held therein solely to finance the Long Engineering acquisition;

●	limitations on cash redemptions or repurchases of any equity that is junior to the Preferred Units, including common units (but not on cashless redemptions or conversion of equity);

●	limitations on transactions with affiliates;

●	limitations on asset sales;

●	restricted payments by Holdings or Target permitted under the Debt Financing Documentation may only be made, subject to certain exceptions to be agreed (including tax distributions for income allocated to the common units of Holdings), to fund dividend payments on the Preferred Units;

●	any payment of dividends made in reliance on a restricted payments incurrence-based basket exception shall rely, in the first instance (but only to the extent then available), on the ratio-based basket prior to such payment’s reliance on any other incurrence-based basket exception;

●	any reclassification rights with respect to restricted payments incurrence-based basket exceptions shall be exercised to reclassify any restricted payments made in reliance on the dollar basket to reliance on another basket, if and whenever permitted;

●	make any adverse changes to the organizational documents of the Issuer;

●	maintenance of limited liability company existence; and

●	maintenance of property and customary insurance.

For so long as any Preferred Unit is outstanding, except as required by law, the Issuer will not be permitted to engage in (i) an internal corporate reorganization that would have an adverse effect, in any material respect, on the holders of the Preferred Units or (ii) cash dividends or distributions from the Issuer or Issuer’s subsidiaries (other than dividends contemplated herein and other exceptions to be mutually agreed including distributions to cover taxes which shall be deemed an advance on distribution, distributions to the Issuer or its subsidiaries and pro rata distribution by non-wholly owned subsidiaries) without the prior written consent of the holders of the Preferred Units.

Additionally, such covenants and consent right shall survive any merger, consolidation, acquisition etc. of the Issuer and the foregoing prohibitions shall be taken neither directly or indirectly, nor by amendment, merger, consolidation or otherwise.

Notwithstanding the foregoing, except for the 3.50 to 1.00 leverage test referenced above and distribution on and redemptions of capital stock that is junior to the Preferred Units, the negative and affirmative covenants set forth above will be no more restrictive than the corresponding provisions in the Debt Financing Documentation and, in any event will provide for cushions to be agreed to certain baskets, thresholds and levels set forth therein.

Required Holders:	Following the Closing Date, any consent or waiver of the holders of the Preferred Units required pursuant to the terms of the Holdings Operating Agreement shall require the consent of holders of not less than a majority of the total outstanding Preferred Units; provided that the following matters shall require the consent of all holders of the Preferred Units, (i) any waiver or amendment to the dividend rate on the Preferred Units, (ii) any waiver or amendment to the timing or method of payment of any dividends, (iii) any waiver or amendment to the fees or other amounts payable to the Purchasers in respect of the Preferred Units (including the Redemption Premium or the Liquidation Preference) and (iv) an extension of the Redemption Date.

Tax Matters:	Cash payments in respect of the Preferred Units shall be treated as guaranteed payments and not allocated income. To the extent that holders of the Preferred Units are allocated income in respect of the Preferred Units for amounts related to PIK payments in excess of the cash payments received, holders of Preferred Units shall receive a tax distribution with respect thereto to the extent allowable under the Debt Financing Documentation (which distribution shall be treated as a payment in lieu of the commensurate amount of the PIK dividend).

Registration Rights:	The holders of the Common Stock will receive demand and piggyback registration rights as are customary for privately-placed SPAC common equity.

Transfers:	The Preferred Units shall be freely transferable so long as the transferee is being transferred at least 5% of the Preferred Units provided, that as long as GSO or its affiliates continue to own at least 50% of the Preferred Units issued, GSO may not transfer Preferred Units (unless a payment default or a bankruptcy event has occurred) to (i) any person designated by you as a “Disqualified Transferee” by written notice delivered to us prior to the Closing, or (ii) any person that is a competitor of SPAC, the Issuer or Target and their respective subsidiaries, which person has been designated as a “Disqualified Transferee” by written notice to us by you from time to time (but not less than 3 business days prior to such transfer date) (any such person, a “Competitor”), subject to compliance with applicable securities laws. Holdings shall use commercially reasonable efforts to assist any holder of Preferred Units in any transfer of Preferred Units without registration under the Securities Act of 1933, as amended, by providing customary information and access (a) in connection with any such holder’s marketing efforts or any potential transferee’s due diligence and financing arrangements and (b) in order to comply with applicable securities laws.

Documentation:	Definitive documentation for the purchase of the Preferred Units and the Common Stock shall include a Subscription Agreement between the Purchasers, the SPAC and Holdings, an Amended and Restated Limited Liability Company Agreement of Holdings (“Holdings Operating Agreement”), and a registration rights agreement, as well as other documentation customary for transactions of this type, including a letter agreement between GSO and Boxwood Sponsor LLC relating to the transfer of certain founder shares (as described below) and the Closing Payment Letter (collectively, the “Equity Financing Documentation”).

Board Observer:	The holders of a majority of the Preferred Units will have the right to appoint one non-voting observer to the board of directors or equivalent governing body (the “Board of Directors”) of the SPAC and Holdings, it being understood that, subject to customary limitations regarding conflicts of interest or attorney-client privilege, such observer shall be entitled to attend all meetings of the Board of Directors and any committees thereof and to receive all materials distributed to all members of the Board of Directors and any committees thereof in their capacity as such, including copies of monthly management reports, operational performance metrics and other financial and performance information provided to directors on a periodic basis. Such non-voting observer of the Board of Directors shall also be entitled to reimbursement for all reasonable and documented fees, out-of-pocket costs and out-of-pocket expenses incurred in connection with the execution of his or her role as an observer and attendance at such meetings, including, but not limited to, travel, meals, and accommodations. Before attending any meetings of the Board of Directors, the non-voting observer shall execute and deliver to the SPAC an agreement to abide by all policies applicable to members of the Board of Directors and a confidentiality agreement reasonably acceptable to the SPAC.

Expenses:	Whether or not the Closing Date occurs, the SPAC will pay on the Closing Date (or if the Closing Date does not occur, within 15 days after written demand therefor), all of GSO’s reasonable and documented fees, out-of-pocket costs and out-of-pocket expenses (including, without limitation, all such costs and expenses arising in connection with any due diligence investigation performed by GSO and the reasonable and documented fees and out-of-pocket expenses of any outside counsel to GSO and arising in connection with the negotiation, preparation, execution, delivery, administration and enforcement of the Commitment Letter and the negotiation, preparation, execution and delivery of the Equity Financing Documentation. From and after the occurrence of the Closing Date, the SPAC or Holdings will pay, within 15 days after written demand therefor, all of GSO’s reasonable and documented fees, out-of-pocket costs and out-of-pocket expenses (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of any outside counsel to GSO) arising in connection with the administration or enforcement of the Purchaser’s rights in respect of the Equity Financing and any amendment or waiver with respect to the Equity Financing Documentation.

Governing Law:	State of Delaware.

Counsel to GSO:	Willkie Farr & Gallagher LLP.

EXHIBIT C

SUMMARY OF CONDITIONS PRECEDENT1

The purchase and sale of the Preferred Units and the Common Stock on the Closing Date shall be subject solely to the satisfaction (or waiver by GSO in writing) of only the following conditions (subject to the certain Funds Provisions) on or prior to the Termination Date.

1. Substantially concurrently with the purchase and sale of the Preferred Units and the Common Stock contemplated by the Commitment Letter, (a) Holdings shall have received the Minimum Equity Amount, (b) the Equity Rollover shall have occurred, (c) the Debt Financing shall have been consummated on terms and conditions satisfactory to GSO, and the Acquisition Co. shall have received no more than $281.0 million in respect of the First Lien Term Facility and (d) the Refinancing shall have occurred (with all applicable related liens and guarantees to be released and terminated or customary provisions therefor made).

2. Substantially concurrently with the purchase and sale of the Preferred Units and the Common Stock, the Acquisition shall have been or shall be consummated in accordance with the terms and conditions of the Acquisition Agreement, as from time to time waived, amended, supplemented or otherwise modified, other than any such waiver, amendment, supplement, consent or other modification thereto that, individually or in the aggregate, is materially adverse to the interests of GSO unless GSO shall have consented thereto; provided that any change in the definition of “Material Adverse Effect” in the Acquisition Agreement shall be deemed to be materially adverse to the interests of GSO.

3. (i) The execution and delivery of the Equity Financing Documentation by the Issuers and the Purchasers, which shall, in each case, be in accordance with the terms of the Commitment Letter and the Closing Payment Letter and (ii) the delivery to the Purchasers of issuance notices, customary incumbency certificates and closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation/organization and a solvency certificate (substantially in the form of Annex I to this Exhibit C attached hereto), in each case with respect to each Issuer.

4. Since December 31, 2018, there has been no Material Adverse Effect (as defined in the Acquisition Agreement as in effect on the date hereof).

5. GSO shall have received unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the SPAC and the Target for any subsequent fiscal quarter ended at least 45 days prior to the Closing Date.

6. GSO shall have received a pro forma consolidated balance sheet and related pro forma consolidated income statements of Holdings and its subsidiaries as of the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period for which financial statements of the Target have been delivered pursuant to paragraph 5 above, prepared giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of the pro forma balance sheet) or as of the beginning of such period (in the case of the pro forma income statement), which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

[1]	Capitalized terms used but not defined herein have the meanings set forth in the Commitment Letter to which this Exhibit C is attached and in Exhibits A and B thereto.

C-1

7. GSO shall have received, (x) at least three business days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, in each case, to the extent requested of the SPAC and Holdings by GSO at least ten days prior to the Closing Date and (y) at least three business days prior to the Closing Date, with respect to Holdings or the SPAC to the extent that either qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation and requested of the SPAC and Holdings by GSO at least ten days prior to the Closing Date.

8. Payment of all expenses then due by you or the Acquisition Co. to GSO in connection with the financing contemplated hereby (which amounts may be offset against the proceeds of the Equity Financing), to the extent invoiced at least two business days prior to the Closing Date, and all other amounts required to be paid on the Closing Date pursuant to the Closing Payment Letter shall have been paid, or shall be paid substantially concurrently with the issuance of the Preferred Units and the Common Stock (which amounts may be offset against the proceeds of the Preferred Units and the Common Stock).

9. The Acquisition Agreement Representations shall be true and correct to the extent required by the Certain Funds Provision and the Specified Representations shall be true and correct in all material respects on and as of the Closing Date, except in the case of any Specified Representation which expressly relates to a given date or period, in which case, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided that to the extent that any of such representations and warranties are qualified by or subject to a materiality, “material adverse effect”, “material adverse change” or similar term or qualification, such representations and warranties shall be true in all respects.

C-2

ANNEX I

Form of Solvency Certificate

[     ], 2020

This Solvency Certificate (this “Certificate”) is delivered pursuant to Section [    ] of the Subscription Agreement, dated as of [     ], 2020 (as amended, restated, amended and restated, supplemented and/or otherwise modified, the “Subscription Agreement”), by and among [________] (“Issuer”) and [_______]. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Subscription Agreement.

I, [     ], the [Chief Financial Officer / other senior financial officer] of Issuer, in that capacity only and not in my individual capacity, DO HEREBY CERTIFY on that as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof, that:

1. For purposes of this certificate, the terms below shall have the following definitions:

(a) “Fair Value”

The amount at which the assets (both tangible and intangible), in their entirety, of Issuer and its subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b) “Present Fair Salable Value”

The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of Issuer and its subsidiaries taken as a whole are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c) “Liabilities”

The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Issuer and its subsidiaries taken as a whole, as of the date hereof after giving effect to the consummation of the Transactions, determined in accordance with GAAP consistently applied.

(d) “Will be able to pay their Liabilities as they mature”

For the period from the date hereof through [_______], Issuer and its subsidiaries on a consolidated basis taken as a whole will have sufficient assets and cash flow to pay their Liabilities as those liabilities mature or (in the case of contingent Liabilities) otherwise become payable, in light of business conducted or anticipated to be conducted by Issuer and its subsidiaries as reflected in the projected financial statements and in light of the anticipated credit capacity.

(e) “Do not have Unreasonably Small Capital”

[Solvency Certificate]

C-I-1

Issuer and its subsidiaries on a consolidated basis taken as a whole after consummation of the Transactions is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern.

2. Based on and subject to the foregoing, I hereby certify on behalf of Issuer that immediately after giving effect to the consummation of the Transactions, it is my opinion that (i) the Fair Value of the assets of Issuer and its subsidiaries on a consolidated basis taken as a whole exceeds their Liabilities, (ii) the Present Fair Salable Value of the assets of Issuer and its subsidiaries on a consolidated basis taken as a whole exceeds their Liabilities; (iii) Issuer and its subsidiaries on a consolidated basis taken as a whole do not have Unreasonably Small Capital; and (iv) Issuer and its subsidiaries taken as a whole will be able to pay their Liabilities as they mature.

3. In reaching the conclusions set forth in this Certificate, the undersigned (i) has made such investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by Issuer and its subsidiaries after consummation of the transactions contemplated by the Subscription Agreement, (ii) has reviewed the Subscription Agreement and the financial statements referred to therein and (iii) in the undersigned’s capacity as [Chief Financial Officer], is familiar with the financial condition of Issuer and its subsidiaries.

[Remainder of Page Intentionally Left Blank]

[Solvency Certificate]

C-I-2

IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.

Sincerely,

[___________]

By
Name:
	Title:	Chief Financial Officer

 C-I-3

Exhibit 10.2

EXECUTION VERSION

GSO CAPITAL PARTNERS LP

345 Park Avenue, 31st Floor

New York, NY 10154

January 23, 2020

Boxwood Merger Corp.

Atlas TC Holdings LLC

8801 Calera Dr.

Austin, TX 78735

Attn: Steven Kadenacy

Re:	Project Atlas

Closing Payment Letter

Ladies and Gentlemen:

Reference is made to that certain Commitment Letter, dated January 23, 2020, and each of the Exhibits attached thereto (the “Commitment Letter”), addressed to you, Boxwood Merger Corp., a Delaware corporation (the “SPAC”), from GSO Capital Partners LP (together with its affiliates and funds and accounts managed or advised by it, “GSO,” “we” and “us”), and relating to your intended acquisition (the “Acquisition”), through Atlas TC Buyer LLC, a newly formed Delaware limited liability company controlled by you and a wholly-owned subsidiary of Atlas TC Holdings LLC, a Delaware limited liability company controlled by you (“Holdings”, and together with the SPAC, “you”), of all of the outstanding equity interests of Atlas Intermediate Holdings LLC, a Delaware limited liability company (the “Target”), and to consummate the other transactions contemplated in the Transaction Summary attached to the Commitment Letter as Exhibit A thereto. Defined terms used herein but not otherwise defined herein shall have the meaning set forth in the Commitment Letter. This letter agreement (this “Closing Payment Letter”) is the Closing Payment Letter referred to in the Commitment Letter.

In consideration for the Commitments made by GSO in connection with the Equity Financing, Holdings hereby agrees to pay (or to cause to be paid) to GSO, for its own account or as may be allocated by GSO as set forth below, a closing payment (the “Closing Payment”) in an amount equal to 2% of the aggregate amount of the Liquidation Preference of Preferred Units purchased by GSO on the Closing Date (which Closing Payment shall be in the form of original issue discount on such Preferred Units). The Closing Payment shall be fully earned, due and payable on, and subject to the Closing Date of the Transactions and shall be paid by funding the proceeds of the Commitments to be made by GSO pursuant to the Commitment Letter net of the Closing Payment.

You agree that, once paid, the fees described herein or any part hereof payable hereunder will not be refundable under any circumstances. All fees payable hereunder will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim. You agree that we may, in our sole discretion, share all or a portion of any of the fees payable pursuant to this Closing Payment Letter with any of our respective affiliates, funds, certain private funds or separate accounts that we manage or advise.

You further agree that, for a period of 12 months from the date hereof (such period, the “Exclusivity Period”), in the event that you or any of your controlled affiliates consummates any transaction, other than the currently contemplated Acquisition, that results in the acquisition of all or substantially all of the equity securities or assets of the Target and its subsidiaries by you or your controlled affiliates (any such transaction being called an “Alternate Transaction”) and another institution proposes to provide equity or debt financing in lieu of the Equity Financing provided by GSO and its affiliates (the “Alternate Transaction Facilities”), you agree to provide GSO (if GSO is willing to provide such Alternate Transaction Facilities at the time of such Alternate Transaction) a reasonable opportunity to provide such Alternate Transaction Facilities on substantially the same terms and conditions set forth in the Commitment Letter and on substantially the same economic terms set forth in this Closing Payment Letter (the “GSO Alternate Transaction Financing”). You agree and acknowledge that, in connection with the consummation of the Alternate Transaction, to the extent GSO is willing to provide the GSO Alternate Transaction Financing, the Issuers shall consummate the GSO Alternate Transaction Financing. In enforcing its rights hereunder, the parties hereto acknowledge that GSO will be entitled to seek from a court of competent jurisdiction any form of equitable relief, including, without limitation, injunctive relief as well as the right to pursue any and all other rights and remedies (and recover any and all damages) that may be available at law or in equity (and in connection with the grant of any equitable relief to GSO by a court of competent jurisdiction, the parties hereto acknowledge that GSO will not be required to post any bond or other security). The agreements in this paragraph shall remain in effect notwithstanding the termination of the Commitment Letter and shall terminate upon the termination of the Exclusivity Period.

You further agree that GSO shall receive 1,200,000 founder shares. The number of founder shares to be transferred as described herein is based on a Common Stock issuance price of $10.00 per share. To the extent that Common Stock is issued at a price below $10.00, the number of founder shares to be transferred to GSO will be subject to an anti-dilution adjustment. For the avoidance of doubt, the transfer of founder shares to any person in connection with their acquisition or non-redemption of Common Stock shall not be taken into account when determining the issue price of such Common Stock. The founder shares shall be subject to the lock-up provisions set forth in that Letter Agreement, dated November 15, 2019, among the SPAC, Boxwood Sponsor, LLC and the other signatories thereto.

It is also understood that this Closing Payment Letter shall not constitute or give rise to any obligation to provide or arrange any financing, and any such an obligation will arise only under the Commitment Letter if it becomes effective in accordance with its terms.

Notwithstanding anything herein to the contrary, each of the parties hereto acknowledges that SPAC has established the Trust Account for the benefit of its public stockholders, which holds proceeds of its initial public offering. For and in consideration of SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GSO, for itself and for all Purchasers and Related Persons it has the authority to bind, hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets in the Trust Account (or distributions therefrom to SPAC’s public stockholders), and hereby waives any claims it has or may have at any time against or with respect to the Trust Account (or distributions therefrom to SPAC’s public stockholders) as a result of, or arising out of, any discussions, contracts or agreements (including this Commitment Letter) among SPAC, Holdings or GSO and will not seek recourse against the Trust Account (or distributions therefrom to SPAC’s public stockholders) for any reason whatsoever.

This Closing Payment Letter shall constitute a part of the Equity Financing Documentation for all purposes under the Commitment Letter. This Closing Payment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by the parties hereto. This Closing Payment Letter may not be assigned by any party without the consent of the other party. This Closing Payment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Closing Payment Letter by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Closing Payment Letter. This Closing Payment Letter is strictly confidential and may not be shared by you with any other person unless required by law or consented to by the other parties hereto. This Closing Payment Letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS CLOSING PAYMENT LETTER OR CONDUCT IN CONNECTION WITH THIS CLOSING PAYMENT LETTER IS HEREBY WAIVED.

[SIGNATURE PAGES TO FOLLOW]

2

GSO CAPITAL PARTNERS LP

By	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Closing Payment Letter]

3

Agreed and accepted to as of the date first written above:

BOXWOOD MERGER CORP.

By	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

ATLAS TC HOLDINGS LLC

By	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

[Signature Page to Closing Payment Letter]

4

Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO

UNIT PURCHASE AGREEMENT

This Amendment No. 1 to Unit Purchase Agreement (this “Amendment”), dated as of January 23, 2020, is entered into by and among (i) Boxwood Merger Corp., a Delaware corporation (“Parent”), (ii) Atlas TC Holdings LLC, a Delaware limited liability company (“Holdings”), (iii) Atlas TC Buyer LLC, a Delaware limited liability company (“Buyer”), (iv) Atlas Intermediate Holdings LLC, a Delaware limited liability company (the “Company”) and (v) Atlas Technical Consultants Holdings LP, a Delaware limited partnership (“Seller”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Parent, Holdings, Buyer, the Company and Seller are parties to that certain Unit Purchase Agreement, dated as of August 12, 2019 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as set forth herein to memorialize certain agreements reached by the parties.

NOW THEREFORE, in consideration of the premises and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.01. Amendments.

(a) A new definition of “Available Equity Proceeds Condition” is hereby added to Section 1.1 of the Agreement as follows:

“Available Equity Proceeds Condition” means that the sum of (a) the cash available to be released from the Trust Account (for avoidance of doubt, after taking into account the Parent Stock Redemption) plus (b) the aggregate net proceeds of any investment in Equity Interests of the Buyer Group by the Equity Financing Sources, other than those proceeds received for the issuance of Preferred Units to GSO, is greater than or equal to $50,000,000.

(b) The definition of “Common Stock Price” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Common Stock Price” means $10.00, subject to reduction to an amount equal to the lesser of (a) the lowest gross purchase price per share of Parent Shares purchased by any Equity Financing Source in the Financing (less any original issue discounts, issue fees or similar) and (b) the lowest gross purchase price per share (after taking into account any exercise price, strike price or similar amount) of Parent Shares under any securities convertible into, or any rights, warrants or options to acquire such Parent Shares, purchased by any Equity Financing Source in the Financing (less any original issue discounts, issue fees or similar); provided, that the foregoing clauses (a) and (b) (i) shall not include the gross purchase price of any shares transferred from any Sponsor to any Equity Financing Source, (ii) shall not include the gross purchase price of the Preferred Units of Holdings to be issued pursuant to the terms of the GSO Commitment Letter and (iii) shall not include the gross purchase price of any Equity Interests purchased by any Equity Financing Source in a transaction and at a gross purchase price with respect to which Seller has provided its prior written consent in its sole discretion.

(c) The definition of “Equity Financing Sources” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Equity Financing Sources” means the Persons that have committed to provide or otherwise entered into agreements in connection with the Cash Equity for the transactions contemplated by this Agreement, including GSO and the parties named in any Subscription Agreement, together with their current or future limited partners, shareholders, managers, members, controlling Persons, respective Affiliates and their respective Affiliates and representatives involved in the Cash Equity and, in each case, their respective successors and assigns.

(d) The definition of “Equity Investor” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Equity Investor” means GSO and any Person that has executed a Subscription Agreement.

(e) A new definition of “Forfeiture Agreement” is hereby added to Section 1.1 of the Agreement:

“Forfeiture Agreement” means that certain Forfeiture Agreement, dated as of January 23, 2020, by and between Boxwood Sponsor LLC and Seller, as amended or modified from time to time.

(f) A new definition of “GSO” is hereby added to Section 1.1 of the Agreement as follows:

“GSO” means GSO Capital Partners LP, a Delaware limited partnership.

(g) A new definition of “GSO Commitment” is hereby added to Section 1.1 of the Agreement as follows:

“GSO Commitment” means the commitment of GSO to acquire Preferred Units and Parent Shares pursuant to the GSO Commitment Letter.

(h) A new definition of “GSO Commitment Letter” is hereby added to Section 1.1 of the Agreement as follows:

“GSO Commitment Letter” means that certain (a) Commitment Letter, dated, January 23, 2020, among GSO, Parent and Holdings, with respect to GSO’s purchase of the Preferred Units and Parent Shares and (b) Closing Payment Letter, dated, January 23, 2020, among GSO, Parent and Holdings.

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(i) A new definition of “Long Engineering Purchase Agreement” is hereby added to Section 1.1 of the Agreement as follows:

“Long Engineering Purchase Agreement” means that certain Equity Purchase Agreement, dated as of November 20, 2019, by and among Atlas Technical Consultants, LLC, Long Engineering, Inc., Long Eng Holdings, Inc. and the other parties thereto.

(j) A new definition of “Preferred Units” is hereby added to Section 1.1 of the Agreement as follows:

“Preferred Units” means the Series A Senior Preferred Units of Holdings to be issued to GSO pursuant to the terms of the GSO Commitment Letter.

(k) The definition of “Rolled Unit Value” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Rolled Unit Value” equals the Enterprise Value minus (a) the sum of (i) the aggregate net proceeds received by the Buyer Group from any Indebtedness for Borrowed Money from Debt Financing Sources minus (ii) $10,500,000 (such Indebtedness, for avoidance of doubt, to be used to fund the transactions contemplated by the Long Engineering Purchase Agreement as contemplated by Section 6.1(d)(iii)(4)), minus (b) the aggregate net proceeds of any investment in Buyer Group by the Equity Financing Sources, minus (c) the amount of funds remaining in the Trust Account following the Parent Stock Redemption, plus (d) any expenses described in clause (c) of the definition of Available Closing Date Equity to the extent actually paid in connection with the Closing; provided, that the “Rolled Unit Value” shall not be less than $120,000,000; provided, further, that the foregoing clauses (a), (b) and (c) shall include only amounts of funds actually used to pay the Initial Purchase Price to Seller pursuant to Section 2.6(c)(vii)(B), repay any Indebtedness for Borrowed Money pursuant to Section 2.6(c)(vii)(K), pay any unpaid Transaction Expenses pursuant to Section 2.6(c)(vii)(J), pay any expenses described in clause (c) of the definition of Available Closing Date Equity to the extent actually paid in connection with the Closing or which otherwise reduces the amount of net proceeds of Indebtedness For Borrowed Money from Debt Financing Sources pursuant to Section 6.1(d)(iii).

(l) The definition of “Rolled Units” in Section 1.1 of the Agreement is hereby amended by adding the following proviso to the end of the definition:

“; provided, that if, and only if, the Available Equity Proceeds Condition is not satisfied, then the amount of “Rolled Units” shall be increased by 1,750,000 Units”.

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(m) The definition of “Rollover Class B Stock” in Section 1.1 of the Agreement is hereby amended by adding the following proviso to the end of the definition:

“; provided, that if, and only if, the Available Equity Proceeds Condition is not satisfied, then the amount of “Rollover Class B Stock” shall be increased by 1,750,000 shares of Class B Common Stock”.

(n) The table of defined terms set forth in Section 1.2 of the Agreement is hereby amended to add “Director Nomination Agreement Section 2.6(b)(v)(H)” after “Definitive Debt Agreement Section 6.17(b)”.

(o) Section 2.6(b)(iv) of the Agreement is hereby amended by replacing “$297,000,000” with “$247,000,000”.

(p) Section 2.6(b)(v)(C) of the Agreement is hereby amended and restated in its entirety as follows:

(C) Seller shall deliver to Parent the Amended and Restated Limited Liability Company Agreement of Holdings in the form attached hereto as Exhibit D (which shall be updated to include the terms of the Preferred Units) and effective as of the Closing Date (the “A&R LLC Agreement”), duly executed by Seller;

(q) Section 2.6(b)(vii) of the Agreement is hereby amended by replacing “$100,000,000” with “$152,000,000”.

(r) Section 2.6(c)(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

(iii) Stockholder Support Agreement and Forfeiture Agreement. Each of the covenants of each Sponsor required under such Sponsor’s Stockholder Support Agreement to be performed as of or prior to the Closing shall have been performed in all material respects and each of the covenants of Boxwood Sponsor LLC required under the Forfeiture Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.

(s) Section 2.6(c)(vi) of the Agreement is hereby amended by replacing “$197,000,000” with “$247,000,000”.

(t) A new Section 2.6(c)(viii) is hereby added to the Agreement as follows:

(viii) GSO Definitive Documents. The terms of the definitive documents relating to the transactions contemplated by the GSO Commitment Letter, including the issuance of Preferred Units and Parent Shares to GSO, including the subscription agreement, A&R LLC Agreement (updated as contemplated by Section 2.6(b)(v)(C)), registration rights agreement and any other documents executed in connection therewith, shall be no more favorable, individually or in the aggregate, to GSO, and no more adverse, individually or in the aggregate, to Seller, the Atlas Group or, after the Closing, the Buyer Group, than those set forth in the GSO Commitment Letter.

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(u) Section 5.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

(a) Schedule 5.2(a) sets forth, with respect to each member of the Buyer Group and any Subsidiaries thereof, (i) its name and jurisdiction of organization, (ii) its form of organization and (iii) (A) as of the date hereof, the Equity Interests issued by Parent and the record ownership thereof (other than with respect to the record and beneficial ownership of the Class A Common Stock of Parent and any Warrants issued in connection with the issuance of such Class A Common Stock of Parent), (B) as of the date hereof, the Equity Interests issued by Holdings and the record ownership thereof and (C) the Equity Interests issued by each other member of the Buyer Group and the record ownership thereof.

(v) Section 6.1(d)(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

(iii) immediately after the actions in clause (ii) above, at the Closing, subject to this Agreement and the Trust Agreement, disburse all remaining amounts then available in the Trust Account and the proceeds of the Financing (together, the “Closing Available Cash”) for the following purposes and in the following order of priority (to the extent of such Closing Available Cash): (1) the repayment of the Indebtedness for Borrowed Money pursuant to Section 2.6(c)(vii)(K), (2) the payment of the Estimated Transaction Expenses pursuant to Section 2.6(c)(vii)(J), (3) the payment of any expenses described in clause (c) of the definition of Available Closing Date Equity to the extent actually due and payable in connection with the Closing (without duplication of the payment of the Deferred Discount pursuant to the foregoing clause (ii)), (4) up to $10,500,000 for immediate use by Holdings, Buyer, the Company or one of its Subsidiaries in connection with the transactions contemplated by the Long Engineering Purchase Agreement (and shall be deposited into one or more accounts of Parent, the Company or more of its Subsidiaries (as determined by Parent), (5) the payment to Seller, as part of the Initial Purchase Price pursuant to Section 2.6(c)(vii)(B), until the Rolled Unit Value is equal to $120,000,000 and (6) to either further reduce the total amount of Indebtedness For Borrowed Money of the Buyer Group from all Debt Financing Sources, reduce the number of Preferred Units to be issued to GSO (and the corresponding proceeds to be received from such issuance) in accordance with the terms of the GSO Commitment Letter or reduce a combination of both the amount of Indebtedness for Borrowed Money of the Buyer Group from all Debt Financing Sources and the number of Preferred Units to be issued to GSO (and the corresponding proceeds to be received from such issuance) in accordance with the terms of the GSO Commitment Letter, the balance of the Closing Available Cash, if any, after payment of the amounts required under the foregoing clauses (1) through (5).

(w) Section 6.10(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

(d) Notwithstanding anything to the contrary in this Section 6.10, nothing in this Section 6.10 shall limit, modify, restrict, operate as a waiver with respect to or otherwise affect, any rights any party may have under this Agreement or any agreement entered into in connection herewith (including the Director Nomination Agreement, Sponsor Voting Agreement, Sponsor Lock-Up Agreement, Stockholder Support Agreement, the Forfeiture Agreement, Registration Rights Agreement or the A&R LLC Agreement).

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(x) A new Section 6.23 is hereby added to the Agreement as follows:

Cancellation of Class F Common Stock. Pursuant to the terms of and as further specified in the Forfeiture Agreement, immediately prior to the Closing, if, and only if, the Available Equity Proceeds Condition is not or will not be satisfied at Closing, then Parent and Boxwood Sponsor LLC shall irrevocably cause to be terminated, forfeited and cancelled, for no consideration and without further right, obligation or liability of any kind or nature on the part of the Buyer Group, Sponsors, Seller or the Company, 1,750,000 shares of Class F Common Stock. For avoidance of doubt, if the Available Equity Proceeds Condition is met, then this Section 6.23 shall be of no effect and the termination, forfeit and cancellation of 1,750,000 shares of Class F Common Stock contemplated by this Section 6.23 shall not occur.

(y) Section 8.2 of the Agreement is hereby amended by replacing “Bldg. A, Suite 260” with “Bldg. B, Suite 230”.

(z) Section 8.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

Entire Agreemen. This Agreement and the agreements and documents referred to herein, including the Stockholder Support Agreement and the Forfeiture Agreement, contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way. The Parties have voluntarily agreed to define their rights, Liabilities and obligations with respect to the transactions contemplated hereby exclusively in Contract pursuant to the express terms and provisions of this Agreement, and the Parties expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement. Furthermore, this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations and no Person has any special relationship with another Person that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arm’s-length transaction.

(aa) Exhibit D of the Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.

SECTION 1.02. Authorization. Each party hereby represents to the other parties hereto that this Amendment has been duly authorized, executed and delivered by such party in accordance with Section 8.1 of the Agreement and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms. The parties hereby consent to and approve this amendment for all purposes of the Agreement.

SECTION 1.03. Miscellaneous.

(a) After giving effect to this Amendment, references in (x) the Agreement, (y) the Schedules to the Agreement and (z) each ancillary agreement to the Agreement to “this Agreement”, “the Agreement”, the “Unit Purchase Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment, in each case, unless the context otherwise requires.

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(b) Except as amended hereby, the Agreement shall remain in full force and effect. Nothing herein shall affect, modify or limit any waiver or consent granted by any party pursuant to the Agreement.

(c) This Amendment may be executed in counterparts which together shall constitute a single agreement.

(d) This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date hereof.

BOXWOOD MERGER CORP.

By:	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

ATLAS TC HOLDINGS LLC

By:	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

ATLAS TC BUYER LLC

By:	/s/ Stephen M. Kadenacy
	Name:	Stephen M. Kadenacy
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Unit Purchase Agreement]

ATLAS INTERMEDIATE HOLDINGS LLC

By: Atlas Technical Consultants Holdings LP
Its: Sole Member

By: Atlas Technical Consultants Holdings GP LLC
Its: General Partner

By:	/s/ L. Joe Boyer
	Name:	L. Joe Boyer
	Title:	Chief Executive Officer

ATLAS TECHNICAL CONSULTANTS HOLDINGS LP

By: Atlas Technical Consultants Holdings GP LLC
Its: General Partner

By:	/s/ L. Joe Boyer
	Name:	L. Joe Boyer
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Unit Purchase Agreement]

ANNEX I

FORM OF A&R LLC AGREEMENT

(see attached)

[Annex I to Amendment No. 1 to Unit Purchase Agreement]

FORM OF AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ATLAS TC HOLDINGS LLC

DATED AS OF [●], 2020

THE LIMITED LIABILITY COMPANY INTERESTS IN ATLAS TC HOLDINGS LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAWS OF ANY STATE, OR ANY OTHER APPLICABLE SECURITIES LAWS, AND HAVE BEEN OR ARE BEING ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE MANAGING MEMBER AND THE APPLICABLE MEMBER. THE LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE MANAGING MEMBER AND THE APPLICABLE MEMBER. THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH LIMITED LIABILITY COMPANY INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

i

Table of Contents (cont'd)

ii

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ATLAS TC HOLDINGS LLC

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as amended, supplemented or restated from time to time, this “Agreement”) of Atlas TC Holdings LLC, a Delaware limited liability company (the “Company”), is entered into as of [●], 2020, by and among [Boxwood Merger Corp.], a Delaware corporation (“PubCo”), and each other Person who is or at any time becomes a Member (each, a “Party” and collectively, the “Parties”) in accordance with the terms of this Agreement and the Act. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in Section 1.1.

RECITALS

WHEREAS, the Company was formed pursuant to a Certificate of Formation filed in the office of the Secretary of State of the State of Delaware on July 30, 2019, and was originally governed by the Limited Liability Company Agreement of the Company, dated as of July 30, 2019, 2019 (the “Existing LLC Agreement”);

WHEREAS, prior to giving effect to the transactions contemplated by the Purchase Agreement (as defined below), the Company was wholly owned by Pubco;

WHEREAS, on [●], 2020, the Company, PubCo and Atlas Technical Consultants Holdings LP, a Delaware limited partnership (“Atlas”) entered into that certain Unit Purchase Agreement (as amended, modified or supplemented from time to time, the “Purchase Agreement”), pursuant to which, among other things, Atlas transferred 100% of the Interests in Atlas Intermediate Holdings LLC to Atlas TC Buyer LLC, a wholly owned subsidiary of the Company (“Buyer”), in exchange for $[●], [●] shares of Class B Common Stock and [●] Common Units;

WHEREAS, as of the Effective Time, Atlas and PubCo are the sole Members of the Company;

WHEREAS, the Members desire to amend and restate the Existing LLC Agreement as of the Effective Date to reflect (a) the consummation of the transactions contemplated by the Purchase Agreement, (b) PubCo’s designation as the sole managing Member of the Company (in its capacity as managing Member as applicable, the “Managing Member”), and (c) the rights and obligations of the Members that are enumerated and agreed upon in the terms of this Agreement effective as of the Effective Time;

WHEREAS, each Common Unit (other than any Common Unit held by PubCo and its wholly owned Subsidiaries) may be redeemed, at the election of the holder of such Common Unit (together with the surrender and delivery by such holder of one share of Class B Common Stock), for one share of Class A Common Stock in accordance with the terms and conditions of this Agreement; and

WHEREAS, this Agreement shall supersede the Existing LLC Agreement in its entirety as of the date hereof.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

Article I
DEFINITIONS

Section 1.1 Definitions. As used in this Agreement and the Schedules and Exhibits attached to this Agreement, the following definitions shall apply:

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq., as amended from time to time (or any corresponding provisions of succeeding law).

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Entity.

“Adjusted Basis” has the meaning given such term in Section 1011 of the Code.

“Adjusted Capital Account Deficit” means the deficit balance, if any, in such Member’s Capital Account at the end of any Fiscal Year or other taxable period, with the following adjustments:

(a) credit to such Capital Account any amount that such Member is obligated to restore under Treasury Regulations Section 1.704-1(b)(2)(ii)(c), as well as any addition thereto pursuant to the next to last sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) after taking into account thereunder any changes during such year in Company Minimum Gain and Member Minimum Gain; and

(b) debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person in question. For purposes of this Agreement, (i) no Member shall be deemed to be an Affiliate of any other Member and (ii) no Member shall be deemed to be an Affiliate of the Company.

“Agreement” is defined in the preamble to this Agreement.

“Atlas” is defined in the recitals to this Agreement.

“beneficially own” and “beneficial owner” shall be as defined in Rule 13d-3 of the rules promulgated under the Exchange Act.

“Bipartisan Budget Act” means Title XI of the Bipartisan Budget Act of 2015, as may be amended from time to time (or any corresponding provisions of succeeding law), and any related provisions of law, including court decisions, regulations and administrative guidance.

“Board” means the board of directors of PubCo.

“Business Day” means each day of the week except Saturdays, Sundays and days on which banking institutions are authorized by law to close in New York, New York or Houston, Texas.

“Business Opportunities Exempt Party” is defined in Section 8.4.

“Call Election Notice” is defined in Section 4.6(f).

“Call Right” has the meaning set forth in Section 4.6(f).

“Capital Account” means, with respect to any Member, the capital account maintained for such Member in accordance with Section 4.4.

“Capital Contribution” means, with respect to any Member, the amount of cash and the initial Gross Asset Value of any property (other than cash) contributed to the Company by such Member. Any reference to the Capital Contribution of a Member will include any Capital Contributions made by a predecessor holder of such Member’s Units to the extent that such Capital Contribution was made in respect of Units Transferred to such Member.

“Cash Election” is defined in Section 4.6(a)(iv) and shall also include PubCo’s election to purchase Common Units for cash pursuant to an exercise of its Call Right set forth in Section 4.6(f).

“Cash Election Notice” is defined in Section 4.6(a)(iv).

“Cash Election Amount” means with respect to a particular Redemption for which a Cash Election has been made, (i) if the Class A Common Stock trades on a National Securities Exchange or automated or electronic quotation system, an amount of cash equal to the product of (A) the number of shares of Class A Common Stock that would have been received in such Redemption if a Cash Election had not been made and (B) the average of the volume-weighted closing price for a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system, as applicable, on which the Class A Common Stock trades, as reported by Bloomberg, L.P. or its successor, for each of the ten consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Redemption Notice Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock; and (ii) if the Class A Common Stock is not then traded on a U.S. securities exchange or automated or electronic quotation system, as applicable, an amount of cash equal to the product of (A) the number of shares of Class A Common Stock that would have been received in such Redemption if a Cash Election had not been made and (B) the Fair Market Value of one share of Class A Common Stock that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller.

“Class A Common Stock” means, as applicable, (a) the Class A Common Stock, par value $0.0001 per share, of PubCo or (b) following any consolidation, merger, reclassification or other similar event involving PubCo, any shares or other securities of PubCo or any other Person or cash or other property that become payable in consideration for the Class A Common Stock or into which the Class A Common Stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.

“Class B Common Stock” means, as applicable, (a) the Class B Common Stock, par value $0.0001 per share, of PubCo or (b) following any consolidation, merger, reclassification or other similar event involving PubCo, any shares or other securities of PubCo or any other Person or cash or other property that become payable in consideration for the Class B Common Stock or into which the Class B Common Stock is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.

“Closing Date Capital Account Balance” means, with respect to any Member, the positive Capital Account balance of such Member as of the date hereof after giving effect to the transactions contemplated by the Purchase Agreement, the amount or deemed value of which is set forth on Exhibit A.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

“Commission” means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

“Common Units” means the common units of limited liability company interests issued hereunder and shall also include any Equity Security of the Company issued in respect of or in exchange for Common Units, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation, conversion or reorganization.

“Company” is defined in the preamble to this Agreement.

“Company Minimum Gain” has the meaning of “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d). It is further understood that Company Minimum Gain shall be determined in a manner consistent with the rules of Treasury Regulations Section 1.704-2(b)(2), including the requirement that if the adjusted Gross Asset Value of property subject to one or more Nonrecourse Liabilities differs from its adjusted tax basis, Company Minimum Gain shall be determined with reference to such Gross Asset Value.

“Company Representative” has the meaning assigned to the term “partnership representative” in Section 6223 of the Code and any Treasury Regulations or other administrative or judicial pronouncements promulgated thereunder.

“Contract” means any written agreement, contract, lease, sublease, license, sublicense, obligation, promise or undertaking.

“control” means the possession, directly or indirectly, through one or more intermediaries, of the following: (a) in the case of a corporation, more than 50% of the outstanding voting securities thereof, (b) in the case of a limited liability company, partnership, limited partnership or joint venture, the right to more than 50% of the distributions therefrom (including liquidating distributions), (c) in the case of a trust or estate, more than 50% of the beneficial interest therein, (d) in the case of any other entity, more than 50% of the economic or beneficial interest therein or (e) in the case of any entity, the power or authority, through ownership of voting securities, by contract or otherwise, to direct the management, activities or policies of the entity.

“Covered Person” is defined in Section 7.4.

“Debt Securities” means, with respect to PubCo, any and all debt instruments or debt securities that are not convertible or exchangeable into Equity Securities of PubCo.

“Depreciation” means, for each Fiscal Year or other taxable period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other taxable period, except that (a) with respect to any such property the Gross Asset Value of which differs from its Adjusted Basis for U.S. federal income tax purposes and which difference is being eliminated by use of the “remedial method” pursuant to Treasury Regulations Section 1.704-3(d), Depreciation for such Fiscal Year or other taxable period shall be the amount of book basis recovered for such Fiscal Year or other taxable period under the rules prescribed by Treasury Regulations Section 1.704-3(d)(2), and (b) with respect to any other such property the Gross Asset Value of which differs from its Adjusted Basis for U.S. federal income tax purposes at the beginning of such Fiscal Year or other taxable period. Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year or other taxable period bears to such beginning Adjusted Basis; provided, however, that if the Adjusted Basis for U.S. federal income tax purposes of an asset at the beginning of such Fiscal Year or other taxable period is zero, Depreciation with respect to such asset shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.

“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time (or any corresponding provisions of succeeding law).

“Discount” has the meaning set forth in Section 4.6(b)(ii).

“Effective Time” means 12:01 a.m. Central Standard Time on the date hereof.

“Equity Securities” means (a) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person as well as debt or equity instruments convertible, exchangeable or exercisable into any such units, interests, rights or other ownership interests and (b) with respect to a corporation, any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all common stock and preferred stock, or warrants, options or other rights to acquire any of the foregoing, including any debt instrument convertible or exchangeable into any of the foregoing.

“ERISA” means the Employee Retirement Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (or any corresponding provisions of succeeding law).

“Existing LLC Agreement” is defined in the recitals to this Agreement.

“Fair Market Value” means the fair market value of any property as determined in Good Faith by the Managing Member after taking into account such factors as the Managing Member shall deem appropriate.

“Federal Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

“Fiscal Year” means the fiscal year of the Company, which shall end on December 31 of each calendar year unless, for U.S. federal income tax purposes, another fiscal year is required. The Company shall have the same fiscal year for U.S. federal income tax purposes and for accounting purposes.

“GAAP” means U.S. generally accepted accounting principles at the time.

“Good Faith” means a Person having acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal proceeding, having had no reasonable cause to believe such Person’s conduct was unlawful.

“Governmental Entity” means any federal, national, supranational, state, provincial, local, foreign or other government, governmental, stock exchange, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Gross Asset Value” means, with respect to any asset, the asset’s Adjusted Basis for U.S. federal income tax purposes, except as follows:

(a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset as of the date of such contribution;

(b) the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values as of the following times: (i) the acquisition of an Interest (or additional Interest) in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution to the Company; (ii) the grant of an Interest (other than a de minimis Interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a member capacity, or by a new Member acting in a member capacity or in anticipation of becoming a Member of the Company; (iii) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an Interest in the Company; (iv) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g)(1)); (v) the acquisition of an Interest in the Company by any new or existing Member upon the exercise of a noncompensatory option in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(s); or (vi) any other event to the extent determined by the Managing Member to be permitted and necessary or appropriate to properly reflect Gross Asset Values in accordance with the standards set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(g); provided, however, that adjustments pursuant to clauses (i), (ii), (iii) and (v) above shall be made only if the Managing Member reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company. If any noncompensatory options are outstanding upon the occurrence of an event described in this paragraph (b)(i) through (b)(vi), the Company shall adjust the Gross Asset Values of its properties in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2);

(c) the Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross Fair Market Value of such asset on the date of such distribution;

(d) the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the Adjusted Basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and subsection (f) in the definition of “Profits” or “Losses” below or Section 5.2(h); provided, however, that the Gross Asset Value of a Company asset shall not be adjusted pursuant to this subsection to the extent the Managing Member determines that an adjustment pursuant to subsection (b) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d); and

(e) if the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subsections (a), (b) or (d) of this definition of Gross Asset Value, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits, Losses and other items allocated pursuant to Article V.

“Indebtedness” means (a) all indebtedness for borrowed money (including capitalized lease obligations, sale-leaseback transactions or other similar transactions, however evidenced), (b) any other indebtedness that is evidenced by a note, bond, debenture, draft or similar instrument, (c) notes payable and (d) lines of credit and any other agreements relating to the borrowing of money or extension of credit.

“Interest” means the entire interest of a Member in the Company, including the Units and all of such Member’s rights, powers and privileges under this Agreement and the Act.

“Law” means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

“Liability” means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

“Liquidating Event” is defined in Section 11.1.

“Managing Member” is defined in the recitals to this Agreement.

“Member” means any Person that executes this Agreement as a Member, and any other Person admitted to the Company as an additional or substituted Member, that has not made a disposition of such Person’s entire Interest.

“Member Minimum Gain” has the meaning ascribed to “partner nonrecourse debt minimum gain” set forth in Treasury Regulations Section 1.704-2(i). It is further understood that the determination of Member Minimum Gain and the net increase or decrease in Member Minimum Gain shall be made in the same manner as required for such determination of Company Minimum Gain under Treasury Regulations Sections 1.704-2(d) and 1.704-2(g)(3).

“Member Nonrecourse Debt” has the meaning of “partner nonrecourse debt” set forth in Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Deductions” has the meaning of “partner nonrecourse deductions” set forth in Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).

“National Securities Exchange” means an exchange registered with the Commission under the Exchange Act.

“Nonrecourse Deductions” has the meaning assigned that term in Treasury Regulations Section 1.704-2(b).

“Nonrecourse Liability” is defined in Treasury Regulations Section 1.704-2(b)(3).

“Officer” means each Person appointed as an officer of the Company pursuant to and in accordance with the provisions of Section 7.2 and listed on Exhibit B attached hereto.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Plan Asset Regulations” means the regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations, or any successor regulations as the same may be amended from time to time.

“Prime Rate” means, on any date of determination, a rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Proceeding” is defined in Section 7.4.

“Profits” or “Losses” means, for each Fiscal Year or other taxable period, an amount equal to the Company’s taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(f) any income or gain of the Company that is exempt from U.S. federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

(g) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

(h) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) or (c) of the definition of Gross Asset Value above, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the Company asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the Company asset) from the disposition of such asset and shall, except to the extent allocated pursuant to Section 5.2, be taken into account for purposes of computing Profits or Losses;

(i) gain or loss resulting from any disposition of Company assets with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed with reference to the Gross Asset Value of the asset disposed of notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value;

(j) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation;

(k) to the extent an adjustment to the adjusted tax basis of any asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Account balances as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or an item of loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

(l) any items of income, gain, loss or deduction which are specifically allocated pursuant to the provisions of Section 5.2 shall not be taken into account in computing Profits or Losses for any taxable year, but such items available to be specially allocated pursuant to Section 5.2 will be determined by applying rules analogous to those set forth in subparagraphs (a) through (f) above.

“Property” means all real and personal property owned by the Company from time to time, including both tangible and intangible property.

“PubCo” is defined in the preamble to this Agreement.

“PubCo Common Stock” means all classes and series of common stock of PubCo, including the Class A Common Stock and the Class B Common Stock.

“Purchase Agreement” is defined in the recitals to this Agreement.

“Reclassification Event” means any of the following: (a) any reclassification or recapitalization of PubCo Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or any transaction subject to Section 4.1(g)), (b) any merger, consolidation or other combination involving PubCo or (c) any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of PubCo to any other Person, in each of clauses (a), (b) or (c), as a result of which holders of PubCo Common Stock shall be entitled to receive cash, securities or other property for their shares of PubCo Common Stock.

“Redeeming Member” is defined in Section 4.6(a)(i).

“Redemption” has the meaning set forth in Section 4.6(a)(i).

“Redemption Date” means (a) the later of (i) the date that is five Business Days after the Redemption Notice Date and (ii) if the Company or PubCo has made a valid Cash Election with respect to the relevant Redemption, the first Business Day on which the Company or PubCo has available funds to pay the Cash Election Amount, which in no event shall be more than ten Business Days after the Redemption Notice Date, or (b) such later date (i) specified in the Redemption Notice or (ii) on which a contingency described in Section 4.6(a)(ii)(C) that is specified in the Redemption Notice is satisfied.

“Redemption Notice” is defined in Section 4.6(a)(ii).

“Redemption Notice Date” is defined in Section 4.6(a)(ii).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, by and among PubCo and the other parties thereto (together with any other parties that become a party thereto from time to time upon execution of a joinder in accordance with the terms thereof by any successor or assign to any party to such Agreement).

“Registration Statement” means any registration statement that PubCo is required to file pursuant to the Registration Rights Agreement.

“Regulatory Allocations” is defined in Section 5.2(i).

“Retraction Notice” is defined in Section 4.6(b)(i).

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (or any corresponding provisions of succeeding law).

“Subsidiary” means, with respect to any specified Person, any other Person with respect to which such specified Person (a) has, directly or indirectly, the power, through the ownership of securities or otherwise, to elect a majority of directors or similar managing body or (b) beneficially owns, directly or indirectly, a majority of such Person’s Equity Securities.

“Tax Distribution Date” means any date that is two Business Days prior to (a) the date on which estimated federal income tax payments are required to be made by calendar year corporate taxpayers and (b) the due date for federal income tax returns of corporate calendar year taxpayers (without regard to extensions).

“Tax Distributions” means distributions required to be made pursuant to Section 6.2.

“Trading Day” means a day on which the Nasdaq Capital Market or such other principal United States securities exchange on which the Class A Common Stock is listed or admitted to trading and is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect (whether through a change of control of the Transferor or any Person that controls the Transferor, the issuance or transfer of Equity Securities of the Transferor, by operation of law or otherwise), transfer, sale, pledge or hypothecation or other disposition and, when used as a verb, voluntarily or involuntarily, directly or indirectly (whether through a change of control of the Transferor or any Person that controls the Transferor, the issuance or transfer of Equity Securities of the Transferor or any Person that controls the Transferor, by operation of law or otherwise), to transfer, sell, pledge or hypothecate or otherwise dispose of. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

“Transfer Agent” is defined in Section 4.6(a)(iii).

“Treasury Regulations” means pronouncements, as amended from time to time, or their successor pronouncements, which clarify, interpret and apply the provisions of the Code, and which are designated as “Treasury Regulations” by the United States Department of the Treasury.

“Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of Delaware.

“Units” means the Common Units and any other Equity Security of the Company.

Section 1.2 Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in Section 1.1 are applicable to the singular as well as the plural forms of such terms;

(b) all accounting terms not otherwise defined herein have the meanings assigned under GAAP;

(c) all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars;

(d) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(e) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”;

(f) “or” is not exclusive;

(g) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and

(h) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

Article II
ORGANIZATION OF THE LIMITED LIABILITY COMPANY

Section 2.1 Formation. The Company has been formed as a limited liability company subject to the provisions of the Act upon the terms, provisions and conditions set forth in this Agreement.

Section 2.2 Filing. The Company’s Certificate of Formation has been filed with the Secretary of State of the State of Delaware in accordance with the Act. The Members shall execute such further documents (including amendments to such Certificate of Formation) and take such further action as is appropriate to comply with the requirements of Law for the operation of a limited liability company in all states and counties where the Company may conduct its business.

Section 2.3 Name. The name of the Company is Atlas TC Holdings LLC” and all business of the Company shall be conducted in such name or, in the discretion of the Managing Member, under any other name.

Section 2.4 Registered Office: Registered Agent. The location of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, or at such other place as the Managing Member from time to time may select. The name and address for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801, or such other qualified Person as the Managing Member may designate from time to time and its business address.

Section 2.5 Principal Place of Business. The principal place of business of the Company shall be located in such place as is determined by the Managing Member from time to time.

Section 2.6 Purpose: Powers. The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be formed under the Act. The Company shall have the power and authority to take any and all actions and engage in any and all activities necessary, appropriate, desirable, advisable, ancillary or incidental to the accomplishment of the foregoing purpose.

Section 2.7 Term. The term of the Company commenced on the date of filing of the Certificate of Formation of the Company with the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue indefinitely. The Company may be dissolved and its affairs wound up only in accordance with Article XI.

Section 2.8 Intent. It is the intent of the Members that the Company be operated in a manner consistent with its treatment as a “partnership” for U.S. federal and applicable state and local income tax purposes. Neither the Company nor any Member shall take any action inconsistent with the express intent of the parties hereto as set forth in this Section 2.8.

Article III
CLOSING TRANSACTIONS

Section 3.1 Purchase Agreement Transactions.

(a) Pursuant to the terms of the Purchase Agreement, at the Effective Time, Atlas transferred 100% of the Interests of the Company to Buyer in exchange for $[●], [●] shares of Class B Common Stock and [●] Common Units. The total number of Common Units and shares of Class B Common Stock held by Atlas and PubCo immediately following the consummation of the transactions contemplated by this Section 3.1 is set forth on Exhibit A hereto.

(b) PubCo shall take all actions necessary to cause the stock records of the Class B Common Stock to be held on the books and records of the Transfer Agent.

Article IV
OWNERSHIP AND CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

Section 4.1 Authorized Units; General Provisions with Respect to Units.

(a) Subject to the provisions of this Agreement, the Company shall be authorized to issue from time to time such number of Common Units and such other Equity Securities as the Managing Member shall determine in accordance with Section 4.3. Each authorized Unit may be issued pursuant to such agreements as the Managing Member shall approve, including pursuant to options and warrants. The Company may reissue any Units that have been repurchased or acquired by the Company; provided, that any such issuance, and the admission of any Person as a Member in connection therewith, is otherwise made in accordance with the provisions of this Agreement.

(b) Each outstanding Common Unit shall be identical (except as provided in Section 4.3).

(c) Initially, the Units will be uncertificated. If the Managing Member determines that it is in the interest of the Company to issue certificates representing the Units, certificates will be issued and the Units will be represented by those certificates, and this Agreement shall be amended as the Managing Member shall determine necessary or desirable to reflect the issuance of certificated Units for purposes of the Uniform Commercial Code. Nothing contained in this Section 4.1(c) shall be deemed to authorize or permit any Member to Transfer its Units except as otherwise permitted under this Agreement.

(d) The total number and type of Units issued and outstanding and held by the Members is set forth on Exhibit A (as amended from time to time in accordance with the terms of this Agreement) as of the date set forth therein.

(e) If, at any time after the Effective Time, PubCo issues a share of its Class A Common Stock or any other Equity Security of PubCo (other than shares of Class B Common Stock), (i) the Company shall concurrently issue to PubCo one Common Unit (if PubCo issues a share of Class A Common Stock), or such other Equity Security of the Company (if PubCo issues Equity Securities other than Class A Common Stock) corresponding to the Equity Securities issued by PubCo, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of PubCo to be issued and (ii) PubCo shall concurrently contribute to the Company the net proceeds or other property received by PubCo, if any, for such share of Class A Common Stock or other Equity Security; provided, however, that if PubCo issues any shares of Class A Common Stock in order to acquire or fund the acquisition from a Member (other than PubCo) of a number of Common Units (and shares of Class B Common Stock) equal to the number of shares of Class A Common Stock so issued, then the Company shall not issue any new Common Units in connection therewith and, where such shares of Class A Common Stock have been issued for cash to fund an acquisition, PubCo shall not be required to transfer such net proceeds to the Company, and such net proceeds shall instead be transferred to such Member as consideration for such acquisition. Notwithstanding the foregoing, this Section 4.1(e) shall not apply to the issuance and distribution to holders of shares of PubCo Common Stock of rights to purchase Equity Securities of PubCo under a “poison pill” or similar shareholders rights plan (and upon any redemption of Common Units for Class A Common Stock, such Class A Common Stock will be issued together with a corresponding right under such plan), or to the issuance under PubCo’s employee benefit plans of any warrants, options, stock appreciation right, restricted stock, restricted stock units, performance based award or other rights to acquire Equity Securities of PubCo or rights or property that may be converted into or settled in Equity Securities of PubCo, but shall in each of the foregoing cases apply to the issuance of Equity Securities of PubCo in connection with the exercise or settlement of such rights, warrants, options, stock appreciation right, restricted stock, restricted stock units, performance based award or other rights or property. Except pursuant to Section 4.6, (x) the Company may not issue any additional Units to PubCo or any of its Subsidiaries unless substantially simultaneously therewith PubCo or such Subsidiary issues or sells an equal number of newly-issued shares of Class A Common Stock to another Person and contributes the net proceeds therefrom to the Company, and (y) the Company may not issue any other Equity Securities of the Company to PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary issues or sells, to another Person, an equal number of newly-issued shares of a new class or series of Equity Securities of PubCo or such Subsidiary with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Company and contributes the net proceeds therefrom to the Company. If at any time PubCo or any of its Subsidiaries (other than the Company and its Subsidiaries) issues Debt Securities, PubCo or such Subsidiary shall transfer to the Company (in a manner to be determined by the Managing Member in its reasonable discretion) the proceeds received by PubCo or such Subsidiary, as applicable, in exchange for such Debt Securities in a manner that directly or indirectly burdens the Company with the repayment of the Debt Securities. In the event any Equity Security outstanding at PubCo is exercised or otherwise converted and, as a result, any shares of Class A Common Stock or other Equity Securities of PubCo are issued, (i) the corresponding Equity Security outstanding at the Company shall be similarly exercised or otherwise converted, as applicable, and an equivalent number of Units or other Equity Securities of the Company shall be issued to PubCo as contemplated by the first sentence of this Section 4.1(e), and (ii) PubCo shall concurrently contribute to the Company the net proceeds received by PubCo from any such exercise.

(f) PubCo or any of its Subsidiaries may not redeem, repurchase or otherwise acquire (i) any shares of Class A Common Stock (including upon forfeiture of any unvested shares of Class A Common Stock) unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from PubCo or such Subsidiary an equal number of Common Units for the same price per security or (ii) any other Equity Securities of PubCo, unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from PubCo or such Subsidiary an equal number of Equity Securities of the Company of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of PubCo for the same price per security. The Company may not redeem, repurchase or otherwise acquire (x) except pursuant to Section 4.6, any Common Units from PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary redeems, repurchases or otherwise acquires an equal number of shares of Class A Common Stock for the same price per security from holders thereof, or (y) any other Equity Securities of the Company from PubCo or any of its Subsidiaries unless substantially simultaneously PubCo or such Subsidiary redeems, repurchases or otherwise acquires for the same price per security an equal number of Equity Securities of PubCo of a corresponding class or series with substantially the same rights to dividends and distributions (including distribution upon liquidation) and other economic rights as those of such Equity Securities of PubCo. Notwithstanding the foregoing, to the extent that any consideration payable by PubCo in connection with the redemption or repurchase of any shares of Class A Common Stock or other Equity Securities of PubCo or any of its Subsidiaries consists (in whole or in part) of shares of Class A Common Stock or such other Equity Securities (including, for the avoidance of doubt, in connection with the cashless exercise of an option or warrant other than those issued under PubCo’s employee benefit plans), then the redemption or repurchase of the corresponding Units or other Equity Securities of the Company shall be effectuated in an equivalent manner.

(g) The Company shall not in any manner effect any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of the outstanding Common Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding PubCo Common Stock, with corresponding changes made with respect to any other exchangeable or convertible securities. PubCo shall not in any manner effect any subdivision (by any equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of the outstanding PubCo Common Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Common Units, with corresponding changes made with respect to any other exchangeable or convertible securities.

Section 4.2 Voting Rights. No Member has any voting right except with respect to those matters specifically reserved for a Member vote under the Act and for matters expressly requiring the approval of Members under this Agreement. Except as otherwise required by the Act, each Unit will entitle the holder thereof to one vote on all matters to be voted on by the Members. Except as otherwise expressly provided in this Agreement, the holders of Units having voting rights will vote together as a single class on all matters to be approved by the Members.

Section 4.3 Capital Contributions: Unit Ownership.

(a) Capital Contributions. Except as otherwise set forth in Section 4.1(e), no Member shall be required to make additional Capital Contributions.

(b) Issuance of Additional Units or Interests. Except as otherwise expressly provided in this Agreement, the Managing Member shall have the right, in its sole discretion, to authorize and cause the Company to issue on such terms (including price) as may be determined by the Managing Member (i) subject to the limitations of Section 4.1, additional Units or other Equity Securities in the Company (including creating preferred interests or other classes or series of interests having such rights, preferences and privileges as determined by the Managing Member in its sole discretion, which rights, preferences and privileges may be senior to the Common Units) and (ii) obligations, evidences of Indebtedness or other securities or interests convertible or exchangeable for Common Units or other Equity Securities in the Company; provided, that, at any time following the date hereof, in each case the Company shall not issue Equity Securities in the Company to any Person unless such Person shall have executed a counterpart to this Agreement and all other documents, agreements or instruments deemed necessary or desirable in the discretion of the Managing Member. Upon such issuance and execution, such Person shall be admitted as a Member of the Company. In that event, the Managing Member shall amend Exhibit A to reflect such additional issuances. Subject to Section 12.1, the Managing Member is hereby authorized to amend this Agreement to set forth the designations, preferences, rights, powers and duties of such additional Units or other Equity Securities in the Company, or such other amendments that the Managing Member determines to be otherwise necessary or appropriate in connection with the creation, authorization or issuance of, any class or series of Units or other Equity Securities in the Company pursuant to this Section 4.3(b); provided, that notwithstanding the foregoing, the Managing Member shall have the right to amend this Agreement as set forth in this sentence without the approval of any other Person (including any Member) and notwithstanding any other provision of this Agreement (including Section 12.1) if such amendment is necessary, and then only to the extent necessary, in order to consummate any offering of shares of PubCo Common Stock or other Equity Securities of PubCo; provided, that the designations, preferences, rights, powers and duties of any such additional Units or other Equity Securities of the Company as set forth in such amendment are substantially similar to those applicable to such shares of PubCo Common Stock or other Equity Securities of PubCo.

Section 4.4 Capital Accounts. A Capital Account shall be maintained for each Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv) and, to the extent consistent with such regulations, the other provisions of this Agreement. Each Member’s Capital Account balance as of the date hereof shall be equal to the amount of its respective Closing Date Capital Account Balance set forth opposite such Member’s name on Exhibit A. Thereafter, each Member’s Capital Account shall be (a) increased by (i) allocations to such Member of Profits pursuant to Section 5.1 and any other items of income or gain allocated to such Member pursuant to Section 5.2, (ii) the amount of cash or the initial Gross Asset Value of any asset (net of any Liabilities assumed by the Company and any Liabilities to which the asset is subject) contributed to the Company by such Member, and (iii) any other increases allowed or required by Treasury Regulations Section 1.704-1(b)(2)(iv), and (b) decreased by (i) allocations to such Member of Losses pursuant to Section 5.1 and any other items of deduction or loss allocated to such Member pursuant to the provisions of Section 5.2, (ii) the amount of any cash or the Gross Asset Value of any asset (net of any Liabilities assumed by the Member and any Liabilities to which the asset is subject) distributed to such Member, and (iii) any other decreases allowed or required by Treasury Regulations Section 1.704-1(b)(2)(iv). In the event of a Transfer of Common Units made in accordance with this Agreement (including a deemed Transfer for U.S. federal income tax purposes as described in Section 4.6(a)(v)), the Capital Account of the Transferor that is attributable to the Transferred Units shall carry over to the Transferee Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv)(l).

Section 4.5 Other Matters.

(a) No Member shall demand or receive a return on or of its Capital Contributions or withdraw from the Company without the consent of the Managing Member. Under circumstances requiring a return of any Capital Contributions, no Member has the right to receive property other than cash.

(b) No Member shall receive any interest, salary, compensation, draw or reimbursement with respect to its Capital Contributions or its Capital Account, or for services rendered or expenses incurred on behalf of the Company or otherwise in its capacity as a Member, except as otherwise provided in Section 7.9 or as otherwise contemplated by this Agreement.

(c) The Liability of each Member shall be limited as set forth in the Act and other applicable Law and, except as expressly set forth in this Agreement or required by Law, no Member (or any of its Affiliates) shall be personally liable, whether to the Company, any of the other Members, the creditors of the Company, or any other third party, for any debt or Liability of the Company, whether arising in contract, tort or otherwise, solely by reason of being a Member of the Company.

(d) Except as otherwise required by the Act, a Member shall not be required to restore a deficit balance in such Member’s Capital Account, to lend any funds to the Company or, except as otherwise set forth herein, to make any additional contributions or payments to the Company.

(e) The Company shall not be obligated to repay any Capital Contributions of any Member.

Section 4.6 Redemption of Common Units.

(a) Redemption.

(i) Upon the terms and subject to the conditions set forth in this Section 4.6, [Bernhard Capital Partners Management LP] and its Affiliates shall, and after [ __ ], 2020,1 each of the other Members (other than PubCo and its wholly-owned Subsidiaries) (each, a “Redeeming Member”) shall, be entitled to cause the Company to redeem all or a portion of such Member’s Common Units (together with the surrender and delivery of the same number of shares of Class B Common Stock) for either (x) the delivery by the Company of a number of shares of Class A Common Stock equal to the number of Common Units surrendered (a “Redemption”) or (y) at the Company’s election made in accordance with Section 4.6(a)(iv), the delivery by the Company of cash equal to the Cash Election Amount calculated with respect to such Redemption. Absent the prior written consent of the Managing Member, with respect to each Redemption, a Redeeming Member shall be:

(A)	required to redeem at least a number of Common Units equal to the lesser of (x) 1,000 Common Units and (y) all of the Common Units then held by such Redeeming Member; provided, that a Redeeming Member shall be permitted to effect a Redemption of Common Units at least as frequently as once per calendar quarter; and

(B)	Upon the Redemption of all of a Member’s Common Units, such Member shall, for the avoidance of doubt, cease to be a Member of the Company.

(ii) In order to exercise the Redemption right under Section 4.6(a)(i), the Redeeming Member shall provide written notice (the “Redemption Notice”) to the Company, with a copy to PubCo (the date of delivery of such Redemption Notice, the “Redemption Notice Date”), stating:

(A)	the number of Common Units (together with the surrender and delivery of an equal number of shares of Class B Common Stock) the Redeeming Member elects to have the Company redeem;

(B)	if the shares of Class A Common Stock to be received are to be issued other than in the name of the Redeeming Member, the name(s) of the Person(s) in whose name or on whose order the shares of Class A Common Stock are to be issued;

1 Note to Draft: To be 6 months following Closing

(C)	whether the exercise of the Redemption right is to be contingent (including as to timing) upon (i) the closing of an underwritten offering of the shares of Class A Common Stock for which the Common Units will be redeemed, (ii) the closing of an announced merger, consolidation or (iii) other transaction or event to which PubCo is a party in which the shares of Class A Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property; and

(D)	if the Redeeming Member requires the Redemption to take place on a specific Business Day, such Business Day; provided, that, any such specified Business Day shall not be earlier than the date that would otherwise apply pursuant to clause (a) of the definition of Redemption Date.

(iii) If the Common Units to be redeemed (or the shares of Class B Common Stock to be transferred and surrendered) by the Redeeming Member are represented by a certificate or certificates, prior to the Redemption Date, the Redeeming Member shall also present and surrender such certificate or certificates representing such Common Units (or shares of Class B Common Stock) during normal business hours at the principal executive offices of the Company, or if any agent for the registration or transfer of Class A Common Stock is then duly appointed and acting (the “Transfer Agent”), at the office of the Transfer Agent. If required by the Managing Member or the Transfer Agent, the Redeeming Member shall also deliver, prior to the Redemption Date, instruments of transfer, in forms reasonably satisfactory to the Managing Member and the Transfer Agent, duly executed by the Redeeming Member or the Redeeming Member’s duly authorized representative.

(iv) Upon receipt of a Redemption Notice, the Company shall be entitled to elect (a “Cash Election”) to settle the Redemption by delivering to the Redeeming Member, in lieu of the applicable number of shares of Class A Common Stock that would be received in such Redemption, an amount of cash equal to the Cash Election Amount for such Redemption. In order to make a Cash Election with respect to a Redemption, the Company must provide written notice of such election (a “Cash Election Notice”) to the Redeeming Member (with a copy to PubCo) prior to 5:00 p.m., Texas time, on the third Business Day after the Redemption Notice Date. If the Company fails to provide such written notice prior to such time, it shall not be entitled to make a Cash Election with respect to such Redemption.

(v) For U.S. federal and applicable state and local income tax purposes, each of the Redeeming Member, the Company and PubCo, as the case may be, agree to treat each Redemption and, in the event PubCo exercises its Call Right, each transaction between the Redeeming Member and PubCo as a result of such exercise of its Call Right, as a sale of the Redeeming Member’s Common Units (together with the same number of shares of Class B Common Stock) to PubCo in exchange for shares of Class A Common Stock or cash, as applicable.

(b) Redemption Procedures.

(i) Subject to the satisfaction of any contingency described in Section 4.6(a)(ii)(C) or (D) that is specified in the relevant Redemption Notice, the Redemption shall be completed on the Redemption Date; provided, that if a valid Cash Election has not been made, the Redeeming Member may, at any time prior to the Redemption Date, revoke its Redemption Notice by giving written notice (the “Retraction Notice”) to the Company (with a copy to PubCo); provided, however, that in no event may the Redeeming Member deliver a Retraction Notice later than two Business Days prior to the applicable Redemption Date. The timely delivery of a Retraction Notice shall terminate all of the Redeeming Member’s, the Company’s and PubCo’s rights and obligations arising from the retracted Redemption Notice.

(ii) Unless the Redeeming Member has timely delivered a Retraction Notice as provided in Section 4.6(b)(i) or PubCo has elected its Call Right pursuant to Section 4.6(f), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (A) the Redeeming Member shall transfer and surrender the Common Units to be redeemed (and a corresponding number of shares of Class B Common Stock) to the Company, in each case free and clear of all liens and encumbrances, (B) PubCo shall contribute to the Company the consideration the Redeeming Member is entitled to receive under Section 4.6(a)(i) or Section 4.6(a)(iv), as applicable, and as described in Section 4.1(e), the Company shall issue to PubCo a number of Common Units or other Equity Securities of the Company as consideration for such contribution, (C) the Company shall (x) cancel the redeemed Common Units, (y) transfer to the Redeeming Member the consideration the Redeeming Member is entitled to receive under Section 4.6(a)(i) or Section 4.6(a)(iv), as applicable, and (z) if the Common Units are certificated, issue to the Redeeming Member a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeeming Member pursuant to Section 4.6(b)(ii)(A) and the number of redeemed Common Units and (D) PubCo shall cancel the surrendered shares of Class B Common Stock. Notwithstanding any other provisions of this Agreement to the contrary, in the event that the Company makes a valid Cash Election, PubCo shall only be obligated to contribute to the Company an amount in cash equal to the net proceeds (after deduction of any underwriters’ discounts or commissions and brokers’ fees or commissions (including, for the avoidance of doubt, any deferred discounts or commissions and brokers’ fees or commissions payable in connection with or as a result of such public offering) (such difference, the “Discount”)) from the sale by PubCo of a number of shares of Class A Common Stock equal to the number of Common Units and Class B Common Stock to be redeemed with such cash or from the sale of other PubCo Equity Securities used to fund the Cash Election Amount; provided, that PubCo’s Capital Account shall be increased by an amount equal to any such Discounts relating to such sale of shares of Class A Common Stock or other PubCo Equity Securities in accordance with Section 7.9; provided, further, that the contribution of such net proceeds shall in no event affect the Redeeming Member’s right to receive the Cash Election Amount.

(c) Splits, Distributions and Reclassifications. If (i) there is any reclassification, reorganization, recapitalization or other similar transaction pursuant to which the shares of Class A Common Stock are converted or changed into another security, securities or other property (other than as a result of a subdivision or combination or any transaction subject to Section 4.1(g)), or (ii) PubCo, by dividend or otherwise, distributes to all holders of the shares of Class A Common Stock evidences of its Indebtedness or assets, including securities (including shares of Class A Common Stock and any rights, options or warrants to all holders of the shares of Class A Common Stock to subscribe for, to purchase or to otherwise acquire shares of Class A Common Stock, or other securities or rights convertible into, or exchangeable or exercisable for, shares of Class A Common Stock) but excluding any cash dividend or distribution as well as any such distribution of Indebtedness or assets received by PubCo from the Company in respect of the Common Units, then upon any subsequent Redemption, in addition to the shares of Class A Common Stock or the Cash Election Amount, as applicable, each Member shall be entitled to receive the amount of such security, securities or other property that such Member would have received if such Redemption had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization, other similar transaction, dividend or other distribution, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the shares of Class A Common Stock are converted or changed into another security, securities or other property, or any dividend or distribution (other than an excluded dividend or distribution, as described above), this Section 4.6 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the Common Units held by the Members and their Transferees as of the date hereof, as well as any Common Units hereafter acquired by a Member and his or her or its Transferees.

(d) PubCo Covenants. PubCo shall at all times keep available, solely for the purpose of issuance upon a Redemption, out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock that shall be issuable upon the Redemption of all outstanding Common Units (other than those Common Units held by PubCo or any Subsidiary of PubCo); provided, that nothing contained herein shall be construed to preclude PubCo from satisfying its obligations with respect to a Redemption by delivery of cash pursuant to a Cash Election or shares of Class A Common Stock that are held in the treasury of PubCo. PubCo covenants that all shares of Class A Common Stock that shall be issued upon a Redemption shall, upon issuance thereof, be validly issued, fully paid and non-assessable. In addition, for so long as the shares of Class A Common Stock are listed on a National Securities Exchange, PubCo shall use its reasonable best efforts to cause all shares of Class A Common Stock issued upon a Redemption to be listed on such National Securities Exchange at the time of such issuance. For purposes of this Section 4.6(d), references to the “Class A Common Stock” shall be deemed to include any Equity Securities issued or issuable as a result of any reclassification, combination, subdivision or similar of the Class A Common Stock.

(e) Redemption Taxes. The issuance of shares of Class A Common Stock upon a Redemption shall be made without charge to the Redeeming Member for any stamp or other similar tax in respect of such issuance; provided, however, that if any such shares of Class A Common Stock are to be issued in a name other than that of the Redeeming Member, then the Person or Persons in whose name the shares are to be issued shall pay to PubCo the amount of any tax that may be payable in respect of any Transfer involved in such issuance or shall establish to the satisfaction of PubCo that such tax has been paid or is not payable.

(f) PubCo Call Rights.

(i) Notwithstanding anything to the contrary in this Section 4.6, a Redeeming Member shall be deemed to have offered to sell its Common Units as described in the Redemption Notice to PubCo, and PubCo may, in its sole discretion, by delivery of a notice in accordance with, and subject to the terms of, this Section 4.6(f) (a “Call Election Notice”), elect to purchase directly and acquire such Common Units (together with the surrender and delivery of the same number of shares of Class B Common Stock) on the Redemption Date by paying to the Redeeming Member (or, on the Redeeming Member’s written order and Section 4.6(e), its designee) that number of shares of Class A Common Stock the Redeeming Member (or its designee) would otherwise receive pursuant to Section 4.6(a)(i) or, at PubCo’s election, an amount of cash equal to the Cash Election Amount of such shares of Class A Common Stock (the “Call Right”), whereupon PubCo shall acquire the Common Units offered for redemption by the Redeeming Member (together with the surrender and delivery of the same number of shares of Class B Common Stock to PubCo for cancellation). PubCo shall be treated for all purposes of this Agreement as the owner of such Common Units; provided, that if PubCo funds the Cash Election Amount other than through the issuance of shares of Class A Common Stock, such Common Units will be reclassified into another Equity Security of the Company if the Managing Member determines such reclassification is necessary.

(ii) PubCo may, at any time prior to the Redemption Date, in its sole discretion deliver a Call Election Notice to the Company and the Redeeming Member setting forth its election to exercise its Call Right. A Call Election Notice may be revoked by PubCo at any time; provided, that any such revocation does not prejudice the ability of the parties to consummate a Redemption on the Redemption Date. Except as otherwise provided by this Section 4.6(f), an exercise of the Call Right shall be consummated pursuant to the same timeframe and in the same manner as the relevant Redemption would have been consummated if PubCo had not delivered a Call Election Notice.

(g) Distribution Rights. No Redemption shall impair the right of the Redeeming Member to receive any distributions payable on the Common Units redeemed pursuant to such Redemption in respect of a record date that occurs prior to the Redemption Date for such Redemption. For the avoidance of doubt, no Redeeming Member, or a Person designated by a Redeeming Member to receive shares of Class A Common Stock, shall be entitled to receive, with respect to such record date, distributions or dividends both on Common Units redeemed by the Company from such Redeeming Member and on shares of Class A Common Stock received by such Redeeming Member, or other Person so designated, if applicable, in such Redemption.

(h) PubCo Membership. Any Common Units acquired by the Company under this Section 4.6 and Transferred by the Company to PubCo shall remain outstanding and shall not be cancelled as a result of their acquisition by the Company. Notwithstanding any other provision of this Agreement, PubCo shall continue as a Member of the Company with respect to any Common Units or other Equity Securities in the Company it receives under this Agreement (including under this Section 4.6 in connection with any Redemption).

(i) Redemption Restrictions. The Managing Member may impose additional limitations and restrictions on Redemptions (including limiting Redemptions or creating priority procedures for Redemptions), to the extent it determines, in Good Faith, such limitations and restrictions to be necessary or appropriate to avoid undue risk that the Company may be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code.

(j) Tax Certificates. In connection with any Redemption, the Redeeming Member shall deliver to PubCo or the Company, as applicable, a certificate, dated as of the date of the Redemption and sworn under penalties of perjury, in a form reasonably acceptable to PubCo or the Company, as applicable, certifying as to such Redeeming Member’s taxpayer identification number and that such Redeeming Member is a not a foreign person for purposes of Section 1445 and Section 1446(f) of the Code.

(k) Representations and Warranties. In connection with any Redemption or exercise of a Call Right, upon the acceptance of the Class A Common Stock or an amount of cash equal to the Cash Election Amount, the Redeeming Member shall represent and warrant that the Redeeming Member is the owner of the number of Common Units the Redeeming Member is electing to have the Company redeem and that such Common Units are not subject to any liens or restrictions to transfer the shares (other than restrictions imposed by this Agreement and Pubco’s Second Amended and Restated Certificate of Incorporation).

Section 4.7 Representations and Warranties of the Members. Unless otherwise set forth in an agreement between the Company and a Member, each Member severally (and not jointly) represents and warrants to the Company and each other Member as of the date of such Member’s admittance to the Company that (i) to the extent it is not a natural person, it is duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation, and if required by Law is duly qualified to conduct business and is in good standing in the jurisdiction of its principal place of business (if not formed in such jurisdiction); (ii) to the extent it is not a natural person, it has full corporate, limited liability company, partnership, trust or other applicable power and authority to execute and deliver this Agreement and to perform its obligations hereunder and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries or other Persons necessary for the due authorization, execution, delivery and performance of this Agreement by that Member have been duly taken; (iii) it has duly executed and delivered this Agreement, and this Agreement is enforceable against such Member in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity); (iv) its authorization, execution, delivery, and performance of this Agreement does not breach or conflict with or constitute a default under (A) such Member’s charter or other governing documents to the extent it is not a natural person or (B) any material obligation under any other material agreement or arrangement to which that Member is a party or by which it is bound; and (v) it: (A) has been furnished with such information about the Company and the Interest as that Member has requested, (B) has made its own independent inquiry and investigation into, and based thereon has formed an independent judgment concerning, the Company and such Member’s Interest herein, (C) has adequate means of providing for its current needs and possible contingencies, is able to bear the economic risks of this investment and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such loss should occur, (D) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (E) is, or is controlled by, an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act, and (F) understands and agrees that its Interest shall not be sold, pledged, hypothecated or otherwise Transferred except in accordance with the terms of this Agreement and pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration and/or qualification under the Securities Act and applicable state securities Laws.

Article V
ALLOCATIONS OF PROFITS AND LOSSES

Section 5.1 Profits and Losses. After giving effect to the allocations under Section 5.2 and subject to Section 5.4, Profits and Losses (and, to the extent determined by the Managing Member to be necessary and appropriate to achieve the resulting Capital Account balances described below, any allocable items of income, gain, loss, deduction or credit includable in the computation of Profits and Losses) for each Fiscal Year or other taxable period shall be allocated among the Members during such Fiscal Year or other taxable period in a manner such that, after giving effect to all distributions through the end of such Fiscal Year or other taxable period, the Capital Account balance of each Member, immediately after making such allocation, is, as nearly as possible, equal to (i) the amount such Member would receive pursuant to Section 11.3(b) if all assets of the Company on hand at the end of such Fiscal Year or other taxable period were sold for cash equal to their Gross Asset Values, all liabilities of the Company were satisfied in cash in accordance with their terms (limited with respect to each nonrecourse liability to the Gross Asset Value of the assets securing such liability), and all remaining or resulting cash was distributed, in accordance with Section 11.3(b), to the Members immediately after making such allocation, minus (ii) such Member’s share of Company Minimum Gain and Member Minimum Gain, computed immediately prior to the hypothetical sale of assets, and the amount any such Member is treated as obligated to contribute to the Company, computed immediately after the hypothetical sale of assets.

Section 5.2 Special Allocations.

(a) Nonrecourse Deductions for any Fiscal Year or other taxable period shall be specially allocated to the Members on a pro rata basis in accordance with the number of Units owned by each Member. The amount of Nonrecourse Deductions for a Fiscal Year or other taxable period shall equal the excess, if any, of the net increase, if any, in the amount of Company Minimum Gain during that Fiscal Year or other taxable period over the aggregate amount of any distributions during that Fiscal Year or other taxable period of proceeds of a Nonrecourse Liability that are allocable to an increase in Company Minimum Gain, determined in accordance with the provisions of Treasury Regulations Section 1.704-2(d).

(b) Any Member Nonrecourse Deductions for any Fiscal Year or other taxable period shall be specially allocated to the Member who bears economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i). If more than one Member bears the economic risk of loss for such Member Nonrecourse Debt, the Member Nonrecourse Deductions attributable to such Member Nonrecourse Debt shall be allocated among the Members according to the ratio in which they bear the economic risk of loss. This Section 5.2(b) is intended to comply with the provisions of Treasury Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

(c) Notwithstanding any other provision of this Agreement to the contrary, if there is a net decrease in Company Minimum Gain during any Fiscal Year or other taxable period (or if there was a net decrease in Company Minimum Gain for a prior Fiscal Year or other taxable period and the Company did not have sufficient amounts of income and gain during prior periods to allocate among the Members under this Section 5.2(c)), each Member shall be specially allocated items of Company income and gain for such Fiscal Year or other taxable period in an amount equal to such Member’s share of the net decrease in Company Minimum Gain during such year (as determined pursuant to Treasury Regulations Section 1.704-2(g)(2)). This section is intended to constitute a minimum gain chargeback under Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(d) Notwithstanding any other provision of this Agreement except Section 5.2(c), if there is a net decrease in Member Minimum Gain during any Fiscal Year or other taxable period (or if there was a net decrease in Member Minimum Gain for a prior Fiscal Year or other taxable period and the Company did not have sufficient amounts of income and gain during prior periods to allocate among the Members under this Section 5.2(d)), each Member shall be specially allocated items of Company income and gain for such year in an amount equal to such Member’s share of the net decrease in Member Minimum Gain (as determined pursuant to Treasury Regulations Section 1.704-2(i)(4)). This section is intended to constitute a partner nonrecourse debt minimum gain chargeback under Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(e) Notwithstanding any provision hereof to the contrary except Section 5.2(a) and Section 5.2(b), no Losses or other items of loss or expense shall be allocated to any Member to the extent that such allocation would cause such Member to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) at the end of such Fiscal Year or other taxable period. All Losses and other items of loss and expense in excess of the limitation set forth in this Section 5.2(e) shall be allocated to the Members who do not have an Adjusted Capital Account Deficit in proportion to their relative positive Capital Accounts but only to the extent that such Losses and other items of loss and expense do not cause any such Member to have an Adjusted Capital Account Deficit.

(f) Notwithstanding any provision hereof to the contrary except Section 5.2(c) and Section 5.2(d), in the event any Member unexpectedly receives any adjustment, allocation or distribution described in paragraph (4), (5) or (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), items of income and gain (consisting of a pro rata portion of each item of income, including gross income, and gain for the Fiscal Year or other taxable period) shall be specially allocated to such Member in an amount and manner sufficient to eliminate any Adjusted Capital Account Deficit of that Member as quickly as possible; provided, that an allocation pursuant to this Section 5.2(f) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in Section 5.1 and Section 5.2 have been tentatively made as if this Section 5.2(f) were not in this Agreement. This Section 5.2(f) is intended to constitute a qualified income offset under Treasury Regulations Section 1.704-1(b)(2)(ii) and shall be interpreted consistently therewith.

(g) If any Member has a deficit balance in its Capital Account at the end of any Fiscal Year or other taxable period that is in excess of the sum of (i) the amount that such Member is obligated to restore and (ii) the amount that the Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Sections 1.704-2(g)(1) and (i)(5), that Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 5.2(g) shall be made only if and to the extent that such Member would have a deficit balance in its Capital Account in excess of such sum after all other allocations provided for in Section 5.1 and Section 5.2 have been made as if Section 5.2(f) and this Section 5.2(g) were not in this Agreement.

(h) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution to any Member in complete liquidation of such Member’s Interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such item of gain or loss shall be allocated to the Members in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) if such section applies or to the Member to whom such distribution was made if Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(i) The allocations set forth in Sections 5.2(a) through 5.2(h) (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provision of this Article V (other than the Regulatory Allocations), the Regulatory Allocations (and anticipated future Regulatory Allocations) shall be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocation of other items and the Regulatory Allocations to each Member should be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. This Section 5.2(i) is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith.

Section 5.3 Allocations for Tax Purposes in General.

(a) Except as otherwise provided in this Section 5.3, each item of income, gain, loss and deduction of the Company for U.S. federal income tax purposes shall be allocated among the Members in the same manner as such item is allocated under Sections 5.1 and 5.2.

(b) In accordance with Code Section 704(c) and the Treasury Regulations thereunder (including the Treasury Regulations applying the principles of Code Section 704(c) to changes in Gross Asset Values), items of income, gain, loss and deduction with respect to any Company property having a Gross Asset Value that differs from such property’s adjusted U.S. federal income tax basis shall, solely for U.S. federal income tax purposes, be allocated among the Members to account for any such difference using (i) the “traditional method,” under Treasury Regulations Section 1.704-3(b) with respect to any property deemed to be contributed by Atlas to the Company and (ii) any method or methods determined by the Managing Member to be appropriate and in accordance with the applicable Treasury Regulations with respect to any other Company property.

(c) Any (i) recapture of depreciation or any other item of deduction shall be allocated, in accordance with Treasury Regulations Sections 1.1245-1(e) and 1.1254-5, to the Members who received the benefit of such deductions and (ii) recapture of credits shall be allocated to the Members in accordance with applicable Law.

(d) Allocations pursuant to this Section 5.3 are solely for purposes of U.S. federal, state and local income taxes and shall not affect or in any way be taken into account in computing any Member’s Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision of this Agreement.

(e) If, as a result of an exercise of a noncompensatory option to acquire an interest in the Company, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).

(f) Any adjustment to the adjusted tax basis of Company property pursuant to Code Section 743(b) resulting from a transfer of a Company Interest shall be handled in accordance with Treasury Regulations section 1.743-1(j).

Section 5.4 Other Allocation Rules.

(a) The Members are aware of the income tax consequences of the allocations made by this Article V and the economic impact of the allocations on the amounts receivable by them under this Agreement. The Members hereby agree to be bound by the provisions of this Article V in reporting their share of Company income and loss for U.S. federal and applicable state and local income tax purposes.

(b) The provisions regarding the establishment and maintenance for each Member of a Capital Account as provided by Section 4.4 and the allocations set forth in Sections 5.1, 5.2 and 5.3 are intended to comply with the Treasury Regulations and to reflect the intended economic entitlement of the Members. If the Managing Member determines that the application of the provisions in Sections 4.4, 5.1, 5.2 or 5.3 would result in non-compliance with the Treasury Regulations or would be inconsistent with the intended economic entitlement of the Members, the Managing Member is authorized to make any appropriate adjustments to such provisions to the extent permitted by applicable Law.

(c) All items of income, gain, loss, deduction and credit allocable to an interest in the Company that may have been Transferred shall be allocated between the Transferor and the Transferee based on the portion of the Fiscal Year or other taxable period during which each was recognized as the owner of such interest, without regard to the results of Company operations during any particular portion of that year and without regard to whether cash distributions were made to the Transferor or the Transferee during that year; provided, however, that this allocation must be made in accordance with a method determined by the Managing Member and permissible under Code Section 706 and the Treasury Regulations thereunder.

(d) The Members’ proportionate shares of the “excess nonrecourse liabilities” of the Company, within the meaning of Treasury Regulations Section 1.752-3(a)(3), shall be allocated to the Members on a pro rata basis in accordance with the number of Units owned by each Member.

Article VI
DISTRIBUTIONS

Section 6.1 Distributions.

(a) Distributions. To the extent permitted by applicable Law and hereunder, and except as otherwise provided in Section 11.3, distributions to Members may be declared by the Managing Member out of funds legally available therefor in such amounts and on such terms (including the payment dates of such distributions) as the Managing Member shall determine (in its sole discretion in accordance with the fiduciary duties set forth in Section 7.1(b)) using such record date as the Managing Member may designate. Any such distribution shall be made to the Members as of the close of business on such record date on a pro rata basis (except that, for the avoidance of doubt, repurchases or redemptions made in accordance with Section 4.1(f) or payments made in accordance with Sections 7.4 or 7.9 need not be on a pro rata basis), in accordance with the number of Units owned by each Member as of the close of business on such record date; provided, however, that the Managing Member shall have the obligation to make distributions as set forth in Sections 6.2 and 11.3(b)(iii); and provided, further, that, notwithstanding any other provision herein to the contrary, no distributions shall be made to any Member to the extent such distribution would render the Company insolvent or violate the Act. For purposes of the foregoing sentence, insolvency means the inability of the Company to meet its payment obligations when due. Promptly following the designation of a record date and the declaration of a distribution pursuant to this Section 6.1, the Managing Member shall give notice to each Member of the record date, the amount and the terms of the distribution and the payment date thereof.

(b) Successors. For purposes of determining the amount of distributions, each Member shall be treated as having made the Capital Contributions and as having received the distributions made to or received by its predecessors in respect of any of such Member’s Units.

(c) Distributions In-Kind. Except as otherwise provided in this Agreement, any distributions may be made in cash or in kind, or partly in cash and partly in kind, as determined by the Managing Member. In the event of any distribution of (i) property in kind or (ii) both cash and property in kind, each Member shall be distributed its proportionate share of any such cash so distributed and its proportionate share of any such property so distributed in kind (based on the Fair Market Value of such property). To the extent that the Company distributes property in-kind to the Members, the Company shall be treated as making a distribution equal to the Fair Market Value of such property for purposes of Section 6.1(a) and such property shall be treated as if it were sold for an amount equal to its Fair Market Value. Any resulting gain or loss shall be allocated to the Member’s Capital Accounts in accordance with Section 5.1 and Section 5.2.

Section 6.2 Tax-Related Distributions. On each Tax Distribution Date, the Company will, subject to the availability of funds and any restrictions contained in any agreement to which the Company is bound, make distributions to the Members pro rata in proportion to their respective number of Units in an amount sufficient to cause PubCo to receive a distribution equal to the sum of all of PubCo’s federal, state, local and non-U.S. tax liabilities during the Fiscal Year or other taxable period to which the tax-related distribution under this Section 6.2 relates.

Section 6.3 Distribution Upon Withdrawal. No withdrawing Member shall be entitled to receive any distribution or the value of such Member’s Interest in the Company as a result of withdrawal from the Company prior to the liquidation of the Company, except as specifically provided in this Agreement.

Article VII
MANAGEMENT

Section 7.1 Managing Member Rights; Fiduciary Duties.

(a) PubCo shall be the sole Managing Member of the Company. Except as otherwise required by Law or expressly provided for in this Agreement, (i) the Managing Member shall have full and complete charge of all affairs of the Company, (ii) the management and control of the Company’s business activities and operations shall rest exclusively with the Managing Member, and the Managing Member shall make all decisions regarding the business, activities and operations of the Company (including the incurrence of costs and expenses) in its sole discretion without the consent of any other Member and (iii) the Members, other than the Managing Member (in their capacity as such), shall not participate in the control, management, direction or operation of the activities or affairs of the Company and shall have no power to act for or bind the Company.

(b) In connection with the performance of its duties as the Managing Member of the Company, except as otherwise set forth herein, the Managing Member acknowledges that it will owe to the Members the same fiduciary duties as it would owe to the stockholders of a Delaware corporation if it were a member of the board of directors of such a corporation and the Members were stockholders of such corporation. The Members acknowledge that the Managing Member will take action through the Board, and that the members of the Board will owe comparable fiduciary duties to the stockholders of the Managing Member.

Section 7.2 Officers.

(a) The Managing Member may appoint, employ or otherwise contract with any Person for the transaction of the business of the Company or the performance of services for or on behalf of the Company, and the Managing Member may delegate to any such Persons such authority to act on behalf of the Company as the Managing Member may from time to time deem appropriate.

(b) The Officers of the Company as of the date hereof are set forth on Exhibit B attached hereto.

(c) Except as otherwise set forth herein, the Chief Executive Officer will be responsible for the general and active management of the business of the Company and its Subsidiaries and will see that all orders of the Managing Member are carried into effect. The Chief Executive Officer will report to the Managing Member and have the general powers and duties of management usually vested in the office of chief executive officer of a corporation organized under the DGCL, subject to the terms of this Agreement, and will have such other powers and duties as may be prescribed by the Managing Member or this Agreement. The Chief Executive Officer will have the power to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Company, except where required or permitted by Law to be otherwise signed and executed, and except where the signing and execution thereof will be expressly delegated by the Managing Member to some other Officer or agent of the Company.

(d) Except as set forth herein, the Managing Member may appoint Officers at any time, and the Officers may include one or more vice presidents, a secretary, one or more assistant secretaries, a chief financial officer, a general counsel, a treasurer, one or more assistant treasurers, a chief operating officer, an executive chairman, and any other officers that the Managing Member deems appropriate. Except as set forth herein, the Officers will serve at the pleasure of the Managing Member, subject to all rights, if any, of such Officer under any contract of employment. Any individual may hold any number of offices, and an Officer may, but need not, be a Member of the Company. The Officers will exercise such powers and perform such duties as specified in this Agreement or as determined from time to time by the Managing Member.

(e) Subject to this Agreement and to the rights, if any, of an Officer under a contract of employment, any Officer may be removed, either with or without cause, by the Managing Member. Any Officer may resign at any time by giving written notice to the Managing Member. Any resignation will take effect at the date of the receipt of that notice or at any later time specified in that notice and, unless otherwise specified in that notice, the acceptance of the resignation will not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the Officer is a party. A vacancy in any office because of death, resignation, removal, disqualification or any other cause will be filled in the manner prescribed in this Agreement for regular appointments to that office.

(f) The Officers, in the performance of their duties as such, shall owe to the Company and the Members duties of loyalty and due care of the type owed by the officers of a corporation to such corporation and its shareholders under the DGCL.

Section 7.3 Warranted Reliance by Officers on Others. In exercising their authority and performing their duties under this Agreement, the Officers shall be entitled to rely on information, opinions, reports, or statements of the following Persons or groups unless they have actual knowledge concerning the matter in question that would cause such reliance to be unwarranted:

(a) one or more employees or other agents of the Company or subordinates whom the Officer reasonably believes to be reliable and competent in the matters presented; and

(b) any attorney, public accountant, or other Person as to matters which the Officer reasonably believes to be within such Person’s professional or expert competence.

Section 7.4 Indemnification.

(a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Company to the fullest extent permitted or required by the Act and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, Liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 7.4(d) with respect to Proceedings to enforce rights to indemnification, the Company shall indemnify any such Indemnitee pursuant to this Section 7.4 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

(b) Right to Advancement of Expenses. The right to indemnification conferred in Section 7.4(a) shall include the right to advancement by the Company of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the Act so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to an employee benefit plan) shall be made pursuant to this Section 7.4(b) only upon delivery to the Company of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 7.4(b). An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 7.4(b) is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 7.4(a) with respect to the related Proceeding or the absence of any prior determination to the contrary.

(c) Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 7.4(a) and (b) shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

(d) Right of Indemnitee to Bring Suit. If a claim under Sections 7.4(a) or (b) is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to the fullest extent permitted or required by the Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader reimbursements of prosecution or defense expenses than such law permitted the Company to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Act. Neither the failure of the Company (including its Managing Member or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Act, nor an actual determination by the Company (including the Managing Member or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, shall be on the Company.

(e) Appearance as a Witness. Notwithstanding any other provision of this Section 7.4, the Company shall pay or reimburse expenses incurred by any Person entitled to be indemnified pursuant to this Section 7.4 in connection with such Person’s appearance as a witness or other participation in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

(f) Nonexclusivity of Rights. The rights to indemnification and the Advancement of Expenses conferred in this Section 7.4 shall not be exclusive of any other right which a Person may have or hereafter acquire under any statute, this Agreement, any agreement, any vote of stockholders or disinterested directors or otherwise. Nothing contained in this Section 7.4 shall limit or otherwise affect any such other right or the Company’s power to confer any such other right.

(g) No Duplication of Payments. The Company shall not be liable under this Section 7.4 to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

(h) Maintenance of Insurance or Other Financial Arrangements. In compliance with applicable Law, the Company (with the approval of the Managing Member) may purchase and maintain insurance or make other financial arrangements on behalf of any Person who is or was a Member, employee or agent of the Company, or at the request of the Company, is or was serving as a manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, for any Liability asserted against such Person and Liability and expenses incurred by such Person in such Person’s capacity as such, or arising out of such Person’s status as such, whether or not the Company has the authority to indemnify such Person against such expense, Liability or loss under the Act.

Section 7.5 Resignation or Termination of Managing Member. PubCo shall not, by any means, resign as, cease to be or be replaced as Managing Member except in compliance with this Section 7.8. No termination or replacement of PubCo as Managing Member shall be effective unless proper provision is made, in compliance with this Agreement, so that the obligations of PubCo, its successor (if applicable) and any new Managing Member and the rights of all Members under this Agreement and applicable Law remain in full force and effect. No appointment of a Person other than PubCo (or its successor, as applicable) as Managing Member shall be effective unless PubCo (or its successor, as applicable) and the new Managing Member (as applicable) provide all other Members with contractual rights, directly enforceable by such other Members against PubCo (or its successor, as applicable) and the new Managing Member (as applicable), to cause (a) PubCo to comply with all PubCo’s obligations under this Agreement (including its obligations under Section 4.6) other than those that must necessarily be taken in its capacity as Managing Member and (b) the new Managing Member to comply with all the Managing Member’s obligations under this Agreement.

Section 7.6 No Inconsistent Obligations. The Managing Member represents that it does not have any contracts, other agreements, duties or obligations that are inconsistent with its duties and obligations (whether or not in its capacity as Managing Member) under this Agreement and covenants that, except as permitted by Section 7.1, it will not enter into any contracts or other agreements or undertake or acquire any other duties or obligations that are inconsistent with such duties and obligations.

Section 7.7 Reclassification Events of PubCo. If a Reclassification Event occurs, the Managing Member or its successor, as the case may be, shall, as and to the extent necessary, amend this Agreement in compliance with Section 12.1, and enter into any necessary supplementary or additional agreements, to ensure that, following the effective date of the Reclassification Event: (i) the redemption rights of holders of Units set forth in Section 4.6 provide that each Unit (together with the surrender and delivery of one share of Class B Common Stock) is redeemable for the same amount and same type of property, securities or cash (or combination thereof) that one share of Class A Common Stock becomes exchangeable for or converted into as a result of the Reclassification Event and (ii) PubCo or the successor to PubCo, as applicable, is obligated to deliver such property, securities or cash upon such redemption. PubCo shall not consummate or agree to consummate any Reclassification Event unless the successor Person, if any, becomes obligated to comply with the obligations of PubCo (in whatever capacity) under this Agreement.

Section 7.8 Certain Costs and Expenses. The Company shall (i) pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company and (ii) upon the determination of the Managing Member (acting in its sole discretion in accordance with the fiduciary duties set forth in Section 7.1(b)), reimburse the Managing Member for any costs, fees or expenses incurred by it in connection with serving as the Managing Member. To the extent that the Managing Member determines in its sole discretion that such expenses are related to the business and affairs of the Managing Member that are conducted through the Company and/or its Subsidiaries (including expenses that relate to the business and affairs of the Company and/or its Subsidiaries and that also relate to other activities of the Managing Member), the Managing Member may cause the Company to pay or bear all expenses of the Managing Member, including, without limitation, costs of securities offerings not borne directly by Members, board of directors compensation and meeting costs, costs of periodic reports to its stockholders, litigation costs and damages arising from litigation, accounting and legal costs; provided, that the Company shall not pay or bear any income tax obligations of the Managing Member. In the event that (i) shares of Class A Common Stock or other Equity Securities of PubCo were sold to underwriters in any public offering after the Effective Time, in each case, at a price per share that is lower than the price per share for which such shares of Class A Common Stock or other Equity Securities of PubCo are sold to the public in such public offering after taking into account any Discount and (ii) the proceeds from such public offering are used to fund the Cash Election Amount for any redeemed Units or otherwise contributed to the Company, the Company shall reimburse the Managing Member for such Discount by treating such Discount as an additional Capital Contribution made by the Managing Member to the Company, issuing Units in respect of such deemed Capital Contribution in accordance with Section 4.6(b)(ii), and increasing the Managing Member’s Capital Account by the amount of such Discount. For the avoidance of doubt, any payments made to or on behalf of the Managing Member pursuant to this Section 7.11 shall not be treated as a distribution pursuant to Section 6.1(a) but shall instead be treated as a cost or an expense of the Company.

Article VIII
ROLE OF MEMBERS

Section 8.1 Rights or Powers. Other than the Managing Member, the Members, acting in their capacity as Members, shall not have any right or power to take part in the management or control of the Company or its business and affairs, or to act for or bind the Company in any way. Notwithstanding the foregoing, the Members have all the rights and powers specifically set forth in this Agreement and, to the extent not inconsistent with this Agreement, in the Act. Any Member, its Affiliates and its and their employees, stockholders, agents, directors or officers may also be an employee or be retained as an agent of the Company. Except as specifically provided herein, a Member (other than the Managing Member) shall not, in its capacity as a Member, take part in the operation, management or control of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company.

Section 8.2 Voting.

(a) Meetings of the Members may be called by the Managing Member. Such request shall state the location of the meeting and the nature of the business to be transacted at the meeting. Written notice of any such meeting shall be given to all Members not less than two (2) Business Days and not more than 30 days prior to the date of such meeting. Members may vote in person, by proxy or by telephone at any meeting of the Members and may waive advance notice of such meeting. Whenever the vote or consent of Members is permitted or required under this Agreement, such vote or consent may be given at a meeting of the Members or may be given in accordance with the procedure prescribed in this Section 8.2. Except as otherwise expressly provided in this Agreement, the affirmative vote of the Members holding a majority of the outstanding Units shall constitute the act of the Members; provided, that no shares of Class B Common Stock may be Transferred unless a corresponding number of Units are Transferred therewith in accordance with this Agreement.

(b) Each Member may authorize any Person or Persons to act for it by proxy on all matters in which such Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by such Member or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Member executing it.

(c) Each meeting of Members shall be conducted by an Officer designated by the Managing Member or such other individual Person as the Managing Member deems appropriate.

(d) Any action required or permitted to be taken by the Members may be taken without a meeting if the requisite Members whose approval is necessary consent thereto in writing.

Section 8.3 Various Capacities. The Members acknowledge and agree that the Members or their Affiliates will from time to time act in various capacities, including as a Member or Company Representative.

Section 8.4 Investment Opportunities. To the fullest extent permitted by applicable law, the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Member (other than Members who are directors, officers, employees or other services providers of the Company, PubCo or any of their respective subsidiaries), any of their respective affiliates (other than the Company, the Managing Member or any of their respective subsidiaries), or any of their respective officers, directors, agents, shareholders, members, and partners (each, a “Business Opportunities Exempt Party”). The Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any Business Opportunities Exempt Party. No Business Opportunities Exempt Party who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company or any of its subsidiaries shall have any duty to communicate or offer such opportunity to the Company. No amendment or repeal of this Section 8.4 shall apply to or have any effect on the liability or alleged liability of any Business Opportunities Exempt Party for or with respect to any opportunities of which any such Business Opportunities Exempt Party becomes aware prior to such amendment or repeal. Any Person purchasing or otherwise acquiring any interest in any Units shall be deemed to have notice of and consented to the provisions of this Section 8.4. Neither the alteration, amendment or repeal of this Section 8.4, nor the adoption of any provision of this Agreement inconsistent with this Section 8.4, shall eliminate or reduce the effect of this Section 8.4 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 8.4, would accrue or arise, prior to such alteration, amendment, repeal or adoption. Notwithstanding anything to the contrary set forth in this Agreement, except as otherwise required by law, neither [●] nor any of its Affiliates (including one or more associated investment funds or portfolio companies) nor any of their respective directors, officers, managers, members, equityholders or employees (each, an “Excluded Person”) shall have any duty (contractual or otherwise) to communicate or present any corporate opportunities (“Excluded Opportunities”) to the Company, PubCo or any of their respective subsidiaries, Affiliates or equityholders, and the Company and each of the Members, on its own behalf and on behalf of their respective Affiliates and equityholders, hereby irrevocably waive any right to require any Excluded Person to act in a manner inconsistent with the provisions of this Section 8.4. Furthermore, none of the Company or its subsidiaries or any Member will acquire or be entitled to any interest or participation in any Excluded Opportunities as a result of the participation therein by an Excluded Person.

Article IX
TRANSFERS OF INTERESTS

Section 9.1 Restrictions on Transfer.

(a) Except as provided in Section 4.6, no Member shall Transfer all or any portion of its Interest without the Managing Member’s prior written consent, which consent shall be granted or withheld in the Managing Member’s sole discretion. If, notwithstanding the provisions of this Section 9.1(a), all or any portion of a Member’s Interests are Transferred in violation of this Section 9.1(a), involuntarily, by operation of law or otherwise, then without limiting any other rights and remedies available to the other parties under this Agreement or otherwise, the Transferee of such Interest (or portion thereof) shall not be admitted to the Company as a Member nor be entitled to any rights as a Member hereunder, and the Transferor will continue to be bound by all obligations hereunder, unless and until the Managing Member consents in writing to such admission, which consent shall be granted or withheld in the Managing Member’s sole discretion. Any attempted or purported Transfer of all or a portion of a Member’s Interests in violation of this Section 9.1(a) shall, to the fullest extent permitted by law, be null and void and of no force or effect whatsoever. For the avoidance of doubt, the restrictions on Transfer contained in this Article IX shall not apply to the Transfer of any capital stock of the Managing Member; provided, that no shares of Class B Common Stock may be Transferred unless a corresponding number of Units are Transferred therewith in accordance with this Agreement. Notwithstanding the foregoing, but subject to any other restrictions on Transfers set forth in this Agreement, (i) Atlas may distribute a number of Common Units (and corresponding shares of Class B Common Stock) to its limited partners (including Atlas Technical Consultants Management LLC) and to [Bernhard Capital Partners Management LP] and its Affiliates in accordance with the provisions of Seller’s limited partnership agreement and Atlas Technical Consultants Management LLC may distribute the Common Units (and corresponding shares of Class B Common Stock) it receives in such distribution to its members; provided, that any Member that is an entity may elect to make an in-kind distribution of all or any portion of its Interests to its members, partners or stockholders, as applicable, in each case in accordance with the terms of its operating agreement, and (B) [Bernhard Capital Partners Management LP] and its Affiliates shall be permitted to Transfer all or any portion of their respective Interests to any Person so long as such Transfer would not cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code or a successor provision.

(b) In addition to any other restrictions on Transfer contained herein, including the provisions of this Article IX, in no event may any Transfer or assignment of Interests by any Member be made (i) to any Person who lacks the legal right, power or capacity to own Interests; (ii) if such Transfer would (A) be considered to be effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof’ as such terms are used in Treasury Regulations Section 1.7704-1, (B) result in the Company having more than 100 partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), or (C) cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code or a successor provision or to be taxed as a corporation pursuant to the Code or successor of the Code; (iii) if such Transfer would cause the Company to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in Section 3 (14) of ERISA) or a “disqualified person” (as defined in Section 4975(e)(2) of the Code); (iv) if such Transfer would, in the opinion of counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to the Plan Asset Regulations or otherwise cause the Company to be subject to regulation under ERISA; (v) if such Transfer requires the registration of such Interests or any Equity Securities issued upon any exchange of such Interests, pursuant to any applicable U.S. federal or state securities Laws; or (vi) if such Transfer subjects the Company to regulation under the Investment Company Act or the Investment Advisors Act of 1940, each as amended (or any succeeding law). Any attempted or purported Transfer of all or a portion of a Member’s Interests in violation of this Section 9.1(b) shall be null and void and of no force or effect whatsoever.

Section 9.2 Notice of Transfer. Other than in connection with Transfers made pursuant to Section 4.6, each Member shall, after complying with the provisions of this Agreement, but in any event no later than three Business Days following any Transfer of Interests, give written notice to the Company of such Transfer. Each such notice shall describe the manner and circumstances of the Transfer.

Section 9.3 Transferee Members. A Transferee of Interests pursuant to this Article IX shall have the right to become a Member only if (i) the requirements of this Article IX are met, (ii) such Transferee executes an instrument reasonably satisfactory to the Managing Member agreeing to be bound by the terms and provisions of this Agreement and assuming all of the Transferor’s then existing and future Liabilities arising under or relating to this Agreement, (iii) such Transferee represents that the Transfer was made in accordance with all applicable securities Laws, (iv) the Transferor or Transferee shall have reimbursed the Company for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer of a Member’s Interest, whether or not consummated and (v) if such Transferee or his or her spouse is a resident of a community property jurisdiction, then such Transferee’s spouse shall also execute an instrument reasonably satisfactory to the Managing Member agreeing to be bound by the terms and provisions of this Agreement to the extent of his or her community property or quasi-community property interest, if any, in such Member’s Interest. Unless agreed to in writing by the Managing Member, the admission of a Member shall not result in the release of the Transferor from any Liability that the Transferor may have to each remaining Member or to the Company under this Agreement or any other Contract between the Managing Member, the Company or any of its Subsidiaries, on the one hand, and such Transferor or any of its Affiliates, on the other hand. Written notice of the admission of a Member shall be sent promptly by the Company to each remaining Member. Notwithstanding anything to the contrary in this Section 9.3, and except as otherwise provided in this Agreement, following a Transfer by one or more Members (or a transferee of the type described in this sentence) to a Transferee of all or substantially all of their Interests, such transferee shall succeed to all of the rights of such Member(s) under this Agreement.

Section 9.4 Legend. Each certificate representing a Unit, if any, will be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THE TRANSFER AND VOTING OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF ATLAS TC HOLDINGS LLC, DATED AS OF [●], 2020, AMONG THE MEMBERS LISTED THEREIN, AS IT MAY BE AMENDED, SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME, (COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY AND SHALL BE PROVIDED FREE OF CHARGE TO ANY MEMBER MAKING A REQUEST THEREFOR) AND NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

Article X
ACCOUNTING

Section 10.1 Books of Account. The Company shall, and shall cause each Subsidiary to, maintain true books and records of account in which full and correct entries shall be made of all its business transactions pursuant to a system of accounting established and administered in accordance with GAAP, and shall set aside on its books all such proper accruals and reserves as shall be required under GAAP.

Section 10.2 Tax Elections.

(a) The Company and any eligible Subsidiary shall make an election (or continue a previously made election) pursuant to Section 754 of the Code for the taxable year of the Company that includes the date hereof, shall not thereafter revoke such election and shall make a new election pursuant to Section 754 of the Code to the extent necessary following any “termination” of the Company or the Subsidiary, as applicable, under Section 708 of the Code. In addition, the Company shall make the following elections on the appropriate forms or tax returns:

(i) to adopt the calendar year as the Company’s Fiscal Year, if permitted under the Code;

(ii) to adopt the accrual method of accounting for U.S. federal income tax purposes;

(iii) to elect to amortize the organizational expenses of the Company as permitted by Section 709(b) of the Code; and

(iv) except as otherwise provided in this Agreement, any other election the Managing Member may deem appropriate and in the best interests of the Company.

Section 10.3 Tax Returns; Information. The Company Representative shall arrange for the preparation and timely filing of all income and other tax and informational returns of the Company. The Company Representative shall furnish to each Member a copy of each approved return and statement, together with any schedules or other information which each Member may require in connection with such Member’s own tax affairs as soon as practicable (but in no event more than [ninety]2 days after the end of each Fiscal Year). The Members agree to take all actions reasonably requested by the Company or the Company Representative to comply with the Bipartisan Budget Act, including where applicable, filing amended returns as provided in Sections 6225 or 6226 of the Code and providing confirmation thereof to the Company Representative, or to otherwise allow the Company or Company Representative to avoid or reduce any. To the fullest extent allowable by law, and except with respect to the information described in the first sentence of this Section 10.3, each Member (other than the Managing Member) hereby waives all rights to any information that it may otherwise obtain pursuant to Section 18-505 of the Act.

Section 10.4 Company Representative. The Managing Member is specially authorized and appointed to act as the Company Representative. The Company Representative may retain, at the Company’s expense, such outside counsel, accountants and other professional consultants as it may reasonably deem necessary in the course of fulfilling its obligations as Company Representative.

Section 10.5 Withholding Tax Payments and Obligations.

(a) Upon providing reasonable advance written notice of its intention to withhold and giving a Member a reasonable opportunity to demonstrate that withholding may not be required or, alternatively, that withholding at a lesser tax rate may be permissible, the Company and its Subsidiaries may withhold from distributions, allocations or portions thereof if it is required to do so by any applicable rule, regulation or law, and each Member hereby authorizes the Company and its Subsidiaries to withhold or pay on behalf of or with respect to such Member any amount of taxes that the Managing Member determines, in Good Faith, that the Company or any of its Subsidiaries is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement.

(b) To the extent that any tax is paid by (or withheld from amounts payable to) the Company or any of its Subsidiaries and the Managing Member determines, in Good Faith, that such tax relates to one or more specific Members (including any tax payable by the Company or any of its Subsidiaries pursuant to Section 6225 of the Code with respect to items of income, gain, loss deduction or credit allocable or attributable to such Member), such tax shall be treated as an amount of taxes withheld or paid with respect to such Member pursuant to this Section 10.5.

2 Note to Draft: Subject to confirmation by Buyer.

(c) For all purposes under this Agreement, any amounts withheld or paid with respect to a Member pursuant to this Section 10.5 shall be treated as if distributed to such Member at the time such withholding or payment is made. Further, to the extent that the cumulative amount of such withholding or payment for any period exceeds the distributions to which such Member is entitled for such period, the amount of such excess shall be considered a loan from the Company to such Member, with interest accruing at the Prime Rate in effect from time to time, compounded annually. The Managing Member may, in its discretion, either demand payment of the principal and accrued interest on such demand loan at any time (which payment shall not be deemed a Capital Contribution for purposes of this Agreement), and enforce payment thereof by legal process, or may withhold from one or more distributions to a Member amounts sufficient to satisfy such Member’s obligations under any such demand loan.

(d) Neither the Company nor the Managing Member shall be liable for any excess taxes withheld in respect of any Member, and, in the event of over withholding, a Member’s sole recourse shall be to apply for a refund from the appropriate Governmental Entity.

(e) Notwithstanding any other provision of this Agreement, (i) any Person who ceases to be a Member shall be treated as a Member for purposes of this Section 10.5 and (ii) the obligations of a Member pursuant to this Section 10.5 shall survive indefinitely with respect to any taxes withheld or paid by the Company that relate to the period during which such Person was actually a Member, regardless of whether such taxes are assessed, withheld or otherwise paid during such period.

Article XI
DISSOLUTION

Section 11.1 Liquidating Events. The Company shall dissolve and commence winding up and liquidating upon the first to occur of the following (each, a “Liquidating Event”):

(a) the sale of all or substantially all of the assets of the Company;

(b) the determination of the Managing Member to dissolve the Company;

(c) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act; and

(d) the entry of a decree of judicial dissolution under Section 18‒802 of the Act.

The Members hereby agree that the Company shall not dissolve prior to the occurrence of a Liquidating Event and that no Member shall seek a dissolution of the Company, under Section 18-802 of the Act or otherwise, other than based on the matters set forth in subsections (a) and (b) above. In the event of a dissolution pursuant to Section 11.1(b), the relative economic rights of each class of Units immediately prior to such dissolution shall be preserved to the greatest extent practicable with respect to distributions made to Members pursuant to Section 11.3 in connection with such dissolution, taking into consideration tax and other legal constraints that may adversely affect one or more parties to such dissolution and subject to compliance with applicable laws and regulations, unless, with respect to any class of Units, holders of a majority of the Units of such class consent in writing to a treatment other than as described above.

Section 11.2 Bankruptcy. For purposes of this Agreement, the “bankruptcy” of a Member shall mean the occurrence of any of the following: (a) (i) any Governmental Entity shall take possession of any substantial part of the property of that Member or shall assume control over the affairs or operations thereof (ii) or a receiver or trustee shall be appointed, or a writ, order, attachment or garnishment shall be issued with respect to any substantial part thereof, and such possession, assumption of control, appointment, writ or order shall continue for a period of 90 consecutive days, (b) a Member shall (i) admit in writing of its inability to pay its debts when due, or make an assignment for the benefit of creditors, (ii) apply for or consent to the appointment of any receiver, trustee or similar officer or for all or any substantial part of its property or (iii) institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation, or similar proceeding under the Laws of any jurisdiction or (c) a receiver, trustee or similar officer shall be appointed for such Member or with respect to all or any substantial part of its property without the application or consent of that Member, and such appointment shall continue undischarged or unstayed for a period of 90 consecutive days or any bankruptcy, insolvency, reorganization, arrangements, readjustment of debt, dissolution, liquidation or similar proceedings shall be instituted (by petition, application or otherwise) against that Member and shall remain undismissed for a period of 90 consecutive days.

Section 11.3 Procedure.

(a) In the event of the dissolution of the Company for any reason, the Members shall commence to wind up the affairs of the Company and to liquidate the Company’s investments; provided, that if a Member is in bankruptcy or dissolved, the Managing Member shall commence to wind up the affairs of the Company and, subject to Section 11.4(a), the Managing Member shall have full right and unlimited discretion to determine in Good Faith the time, manner and terms of any sale or sales of the Property or other assets pursuant to such liquidation, having due regard to the activity and condition of the relevant market and general financial and economic conditions. The Members shall continue to share profits and losses during the period of liquidation in the same manner and proportion as though the Company had not dissolved. The Company shall engage in no further business except as may be necessary, in the reasonable discretion of the Managing Member, to preserve the value of the Company’s assets during the period of dissolution and liquidation.

(b) Following the allocation of all Profits and Losses as provided in Article V, the proceeds of the liquidation and any other funds of the Company shall be distributed in the following order of priority:

(i) First, to set up such cash reserves which the Managing Member reasonably deems necessary for contingent, conditional or unmatured Liabilities or future payments described in Section 11.3(b) (which reserves when they become unnecessary shall be distributed in accordance with the provisions of subsection (iii), below);

(ii) Second, to the payment of all expenses of liquidation and discharge of all of the Company’s debts and Liabilities to creditors (whether third parties or, to the fullest extent permitted by law, Members), in the order of priority as provided by Law, except any obligations to the Members in respect of their Capital Accounts or liabilities under 18-601 or 18-604 of the Act; and

(iii) Third, the balance to the Members, pro rata in proportion to their respective ownership of Units.

(c) Except as provided in Section 11.4(a), no Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company.

(d) Upon the completion of the liquidation of the Company and the distribution of all Company funds, the Company shall terminate and the Managing Member shall have the authority to execute and record a certificate of cancellation of the Company, as well as any and all other documents required to effectuate the dissolution and termination of the Company.

Section 11.4 Rights of Members.

(a) Each Member irrevocably waives any right that it may have to maintain an action for partition with respect to the property of the Company.

(b) Except as otherwise provided in this Agreement, (i) each Member shall look solely to the assets of the Company for the return of its Capital Contributions, and (ii) no Member shall have priority over any other Member as to the return of its Capital Contributions, distributions or allocations.

Section 11.5 Notices of Dissolution. In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of Section 11.1, result in a dissolution of the Company, the Company shall, within 30 days thereafter, (a) provide written notice thereof to each of the Members and to all other parties with whom the Company regularly conducts business (as determined in the discretion of the Managing Member), and (b) comply, in a timely manner, with all filing and notice requirements under the Act or any other applicable Law.

Section 11.6 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets in order to minimize any losses that might otherwise result from such winding up.

Section 11.7 No Deficit Restoration. No Member shall be personally liable for a deficit Capital Account balance of that Member, it being expressly understood that the distribution of liquidation proceeds shall be made solely from existing Company assets.

Article XII
GENERAL

Section 12.1 Amendments; Waivers.

(a) The terms and provisions of this Agreement may be waived, modified or amended (including by means of merger, consolidation or other business combination to which the Company is a party) only with both (y) the approval of the Managing Member and (z) except for any amendment pursuant to Section 7.8, if, at such time, Atlas beneficially owns any Units, the approval of Bernhard Capital Partners Management LP; provided, that no waiver, modification or amendment shall be effective until after written notice is provided to the Members that the requisite consent has been obtained for such waiver, modification or amendment, and, for the avoidance of doubt, any Member, including any Member not providing written consent, shall have the right to file a Redemption Notice prior to the effectiveness of such waiver, modification or amendment; provided, further, that no amendment to this Agreement may:

(i) modify the limited liability of any Member, or increase the liabilities or obligations of any Member, in each case, without the prior written consent of each such affected Member; or

(ii) except as provided in the provisos in the last sentence of Section 4.3, alter or change any rights, preferences or privileges of any Interests in a manner that is different or prejudicial relative to any other Interests, without the prior written approval of a majority in interest of the Members holding the Interests affected in such a different or prejudicial manner.

(b) Notwithstanding the foregoing subsection (a), the Managing Member, acting alone, may amend this Agreement, including Exhibit A, (i) to reflect the admission of new Members, Transfers of Interests, the issuance of additional Units or Equity Securities, as provided by the terms of this Agreement, and, subject to Section 12.1(a), subdivisions or combinations of Units made in compliance with Section 4.1(g) and (ii) as necessary, and solely to the extent necessary, in the reasonable advice of legal counsel or a qualified tax advisor (including any nationally recognized accounting firm) to the Company, to avoid the Company being classified as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code.

(c) No waiver of any provision or default under, nor consent to any exception to, the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

Section 12.2 Further Assurances. Each Party agrees that it will from time to time, upon the reasonable request of another Party, execute such documents and instruments and take such further action as may be required to accomplish the purposes of this Agreement.

Section 12.3 Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon the parties and their respective successors and assigns, but shall inure to the benefit of and be enforceable by the successors and assigns of any Member only to the extent that they are permitted successors and assigns pursuant to the terms hereof. No party may assign its rights hereunder except as herein expressly permitted.

Section 12.4 Entire Agreement. This Agreement, together with all Exhibits and Schedules hereto and all other agreements referenced therein and herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein and therein.

Section 12.5 Rights of Members Independent. The rights available to the Members under this Agreement and at Law shall be deemed to be several and not dependent on each other and each such right accordingly shall be construed as complete in itself and not by reference to any other such right. Any one or more and/or any combination of such rights may be exercised by a Member and/or the Company from time to time and no such exercise shall exhaust the rights or preclude another Member from exercising any one or more of such rights or combination thereof from time to time thereafter or simultaneously.

Section 12.6 Governing Law. This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any Party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal Law.

Section 12.7 Jurisdiction and Venue. The parties hereto hereby agree and consent to be subject to the jurisdiction of any federal court of the District of Delaware or the Delaware Court of Chancery over any Action arising out of or in connection with this Agreement. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of any such Action. Each of the parties hereto further irrevocably consents, to the fullest extent permitted by law, to the service of process out of any of the aforementioned courts in any such Action by the mailing of copies thereof by registered mail, postage prepaid, to such Party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing in this Section 12.7 shall affect the right of any Party hereto to serve legal process in any other manner permitted by law.

Section 12.8 Headings. The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

Section 12.9 Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each Party and delivered to the other Party. Any signature hereto delivered by a Party by facsimile or other means of electronic transmission shall be deemed an original signature hereto.

Section 12.10 Notices. Any notice, request, demand or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by facsimile, by telecommunications mechanism or electronically or (c) mailed by certified or registered mail, postage prepaid, receipt requested as follows:

If to the Company or the Managing Member, addressed to it at:

[●]

13215 Bee Cave Parkway

Bldg. A, Suite 260

Austin, Texas 78738

Attention: L. Joseph Boyer

Email: joe.boyer@atlastechnical.us

and

[●]

8801 Calera Drive

Austin, Texas 78735
Attention: Steve Kadenacy
Email: sk@boxwoodmc.com

With copies (which shall not constitute notice) to:

Kirkland & Ellis, LLP
609 Main Street, Suite 4700
Houston, TX 77002

Fax:	(713) 836-3601
Email:	wbenitez@kirkland.com
julian.seiguer@kirkland.com
Attention:	William J. Benitez, P.C.
Julian J. Seiguer, P.C.

and

Winston & Strawn

200 Park Avenue

New York, New York 10166-4193

Fax:	(212) 294-5336
Email:	jrubinstein@winston.com
josborn@winston.com
Attention:	Joel Rubinstein
Jason Osborn

or to such other address or to such other Person as either Party shall have last designated by such notice to the other parties. Each such notice or other communication shall be effective (i) if given by telecommunication or electronically, when transmitted to the applicable number or electronic mail address so specified in (or pursuant to) this Section 12.10 and an appropriate answerback is received or, if transmitted after 5:00 p.m. Texas time on a Business Day in the jurisdiction to which such notice is sent or at any time on a day that is not a Business Day in the jurisdiction to which such notice is sent, then on the immediately following Business Day, (ii) if given by mail, on the first Business Day in the jurisdiction to which such notice is sent following the date three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, on the Business Day when actually received at such address or, if not received on a Business Day, on the Business Day immediately following such actual receipt.

Section 12.11 Representation by Counsel; Interpretation. The Parties acknowledge that each Party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.

Section 12.12 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement, to the extent permitted by Law shall remain in full force and effect; provided, that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable.

Section 12.13 Expenses. Except as otherwise provided in this Agreement, each Party shall bear its own expenses in connection with the transactions contemplated by this Agreement.

Section 12.14 Waiver of Jury Trial. EACH OF THE COMPANY, THE MEMBERS, THE MANAGING MEMBER AND ANY INDEMNITEES SEEKING REMEDIES HEREUNDER, HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY MEMBER OR INDEMNITEE, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

Section 12.15 No Third Party Beneficiaries. Except as expressly provided in Sections 7.4 and 10.2, nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under this Agreement or otherwise create any third party beneficiary hereto.

Section 12.16 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement (except in the case of the immediately succeeding sentence) or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any Party may be a partnership or limited liability company, each Party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the Parties shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Party (or any of their successor or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any Party (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the Parties (each, but excluding for the avoidance of doubt, the Parties, a “Party Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against the Party Affiliates, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Party Affiliate, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation. Notwithstanding the foregoing, a Party Affiliate may have obligations under any documents, agreements or instruments delivered contemporaneously herewith or otherwise contemplated by this Agreement if such Party Affiliate is a party to such document, agreement, agreement or instrument. Except to the extent otherwise expressly set forth in, and subject in all cases to the terms and conditions of and limitations herein, this Agreement may only be enforced against, and any claim or cause of action of any kind based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the Persons that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party. Each Party Affiliate is expressly intended as a third party beneficiary of this Section 12.16.

[Signatures on Next Page]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amended and Restated Limited Liability Company Agreement to be executed as of the day and year first above written.

COMPANY:

ATLAS TC HOLDINGS LLC

By:
Name:
Title:

MANAGING MEMBER:

BOXWOOD MERGER CORP.

By:
Name:
Title:

MEMBERS:

ATLAS TECHNICAL CONSULTANTS HOLDINGS LP

By:	Atlas Technical Consultants Holdings GP LLC
Its:	General Partner

By:
Name:
Title:

Signature Page to Amended and Restated Limited Liability Company Agreement of Atlas TC Holdings LLC

EXHIBIT A

Members	Number of Shares of Class B Common Stock Owned	Number of Units Owned	Closing Date Capital Account Balance
Boxwood Merger Corp.	[●]	[●]	[●]
Atlas Technical Consultants Holdings LP	[●]	[●]	[●]

Exhibit A to the Amended and Restated Limited Liability Company Agreement

of Atlas TC Holdings LLC

EXHIBIT B

Officer Listing

Exhibit B to the Amended and Restated Limited Liability Company Agreement

of Atlas Intermediate Holdings LLC

Exhibit 10.4

Execution Version

FORFEITURE AGREEMENT

This Forfeiture Agreement (this “Agreement”) is made as of January 23, 2020 by and between Atlas Technical Consultants Holdings LP, a Delaware limited partnership (“Seller”) and Boxwood Sponsor LLC, a Delaware limited liability company (“Sponsor”). Seller and Sponsor are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties”.

WHEREAS, the Sponsor is a stockholder of Boxwood Merger Corp., a Delaware corporation (“Parent”);

WHEREAS, Parent, Seller, Atlas TC Holdings LLC (“Holdings”), Atlas TC Buyer LLC (the “Buyer”) and Atlas Intermediate Holdings LLC, a Delaware limited liability company (“Company”), entered into that certain unit purchase agreement, dated as of August 12, 2019 (as the same may be amended from time to time including pursuant to the Purchase Agreement Amendment (as defined below), the “Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, Buyer will acquire a certain number of the equity interests of Company (such transaction, together with the other transactions contemplated by the Purchase Agreement, the “Transactions”);

WHEREAS, contemporaneously herewith, Parent, Seller, Holdings, Buyer and the Company propose to enter into that certain Amendment No. 1 to the Unit Purchase Agreement (the “Purchase Agreement Amendment”); and

WHEREAS, as a condition to its willingness to enter into the Purchase Agreement Amendment, Seller has required that Sponsor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth in this Agreement, and intending to be legally bound hereby, each of the undersigned hereby agree as follows:

Section 1. Definitions. Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Purchase Agreement.

Section 2. Representations and Warranties of Sponsor.

(a) Organization; Authorization. Sponsor is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within Sponsor’s organizational powers and has been duly authorized by all necessary limited liability company actions on the part of Sponsor. Sponsor has the power and authority to execute and deliver this Agreement, to perform its, his or her obligations under this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly authorized, executed and delivered by Sponsor, and when duly authorized, executed and delivered by Seller, constitutes the legal, valid and binding obligations of Sponsor, enforceable against Sponsor in accordance with its terms (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) Consents and Approvals; No Violation. None of the execution and delivery of this Agreement, the performance by Sponsor of its obligations hereunder or the consummation of the transactions contemplated hereby will (i) violate or result in any breach of Sponsor’s Governing Documents (as applicable), (ii) result in any material breach of, or constitute a material default under (or constitute an event which with the giving of notice or lapse of time, or both, would become a material default), or give to any third party (other than a Governmental Entity) any right of termination, consent, acceleration or cancellation of, or result in the creation of any Lien on any of the assets of Sponsor pursuant to any Contract to which Sponsor is a party or by which such assets are bound, or (iii) materially violate or result in a material breach of any Law applicable to Sponsor. No approval of a Governmental Entity is required to be made or obtained by Sponsor in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except (A) as would not reasonably be expected to have a material adverse effect on the ability of Buyer to consummate the Transactions and (B) compliance with any applicable requirements of any applicable securities Laws, whether federal, state or foreign.

(c) Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of Sponsor, threatened, against Sponsor before or by any Governmental Entity, which challenges or seeks an Order restraining, enjoining or otherwise prohibiting or making illegal any of the transactions contemplated by this Agreement or the performance by Sponsor of its obligations hereunder. For purposes of this Section 2, “knowledge of Sponsor” means the knowledge of the managers and officers of Sponsor.

(d) Acknowledgement. Sponsor understands and acknowledges that Seller is entering into the Purchase Agreement Amendment in reliance upon Sponsor’s execution and delivery of this Agreement.

Section 3. Cancellation of Class F Common Stock. Sponsor shall be bound by and shall comply with Section 6.23 of the Purchase Agreement (and any relevant definitions contained in such Section) as if Sponsor was an original signatory to the Purchase Agreement with respect to such Section. Without limiting the generality of the foregoing, immediately prior to the Closing, if, and only if, the Available Equity Proceeds Condition is not or will not be satisfied at Closing, then Sponsor shall (and, subject only to the consummation of the Closing and the non-satisfaction of the Available Equity Proceeds Condition, hereby does) surrender, forfeit and consent to the termination and cancellation, in each case for no consideration and without further right, obligation or liability of any kind or nature on the part of the Buyer Group, Sponsor, Seller or the Company, of 1,750,000 shares of Class F Common Stock. Immediately prior to the Closing, Sponsor shall cause to be delivered and surrendered for cancellation any stock certificates or any similar instruments or securities evidencing or representing the 1,750,000 shares of Class F Common Stock to be forfeited, terminated and cancelled pursuant to the preceding sentence.

Section 4. Termination. This Agreement shall terminate upon and be of no further force or effect upon the earliest to occur of (a) the Closing and (b) the termination prior to the Closing of the Purchase Agreement in accordance with its terms. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. This Section 11 shall survive the termination of this Agreement.

2

Section 5. Further Assurances. Each Stockholder shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Transactions on the terms and subject to the conditions set forth herein and in the Purchase Agreement.

Section 6. Notices. All notices, demands, requests, instructions, claims, consents, waivers and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment), received by fax or email (with hard copy to follow) prior to 5:00 p.m. Central Time on a Business Day or delivery by reputable overnight express courier (charges prepaid) or (b) three days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications shall be sent to the addresses indicated below:

If to Sponsor, to the address included on Sponsor’s signature page hereto with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166-4193

Attention:	Joel Rubinstein Jason Osborn
Fax:	(212) 294-4700
Email:	jrubinstein@winston.com josborn@winston.com

If to Seller to:

Atlas Technical Consultants Holdings LP

13215 Bee Cave Parkway

Bldg. B, Suite 230

Austin, Texas 78738

Attention: L. Joseph Boyer

Email: joe.boyer@atlastechnical.us

with a copy (which shall not constitute notice) to:

c/o Bernhard Capital Partners

400 Convention St., Suite 1010

Baton Rouge, Louisiana 70802

Attention:	Mark Spender Christopher Dillon Lucie Kantrow
Fax:	(225) 454-6957
Email:	mark@bernhardcapital.com chris@bernhardcapital.com lucie@bernhardcapital.com

3

and

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention:	William J. Benitez, P.C. Julian J. Seiguer, P.C.
Fax:	(713) 836-3601
Email:	william.benitez@kirkland.com julian.seiguer@kirkland.com

Section 7. Miscellaneous.

(a) Except as set forth in the Purchase Agreement, whether or not the Transactions are consummated, all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses.

(b) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

(c) This Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of the other Party, and any attempt to do so will be void, except for assignments and transfers by operation of Law.

(d) The headings used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

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(e) Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby shall be brought and determined by Court of Chancery of the State of Delaware and the federal courts of the United States of America in the State of Delaware and each of the Parties irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts; provided, however, that the foregoing shall not limit the rights of the Parties to obtain execution of judgment in any other jurisdiction. The Parties further agree, to the extent permitted by Law, that a final and nonappealable judgment against a Party in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(f) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND WITH RESPECT TO ANY COUNTERCLAIM RELATED THERETO.

(g) This Agreement and the Purchase Agreement supersede all prior discussions and agreements between the Parties and/or their Affiliates with respect to the subject matter hereof and contains the sole and entire agreement between the Parties and their Affiliates with respect to the subject matter hereof; provided, that during the term of this Agreement, the transfer restrictions expressly set forth in Section 5 hereof shall be considered additive to any transfer restrictions in any other agreement between the Parties and their Affiliates containing restrictions on the transfer of any Parent Interests. Each Party acknowledges and agrees that, in entering into this Agreement, such Party has not relied on any promises or assurances, written or oral that are not reflected in this Agreement or the Purchase Agreement.

(h) The Law of the State of Delaware shall govern (i) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (ii) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

(i) The Parties acknowledge that the rights of each Party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at law. Accordingly, the Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in their favor at Law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security), including any order, injunction or decree sought by Parent to cause any Stockholder to perform its agreements and covenants contained in this Agreement. Each Party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

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(j) This Agreement may be executed and delivered in one or more counterparts and by fax or email, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a Contract and each Party forever waives any such defense.

(k) No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver of any provision or condition of this Agreement shall be valid unless the same shall be in writing and signed by the Party against which such waiver is to be enforced. No waiver by any Party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

(l) Each Stockholder is entering into this Agreement in its, his or her capacity as a stockholder of Parent and, notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require any Person, in his or her capacity as a director and/or officer of Parent to act or fail to act in accordance with his, her or its fiduciary duties in such director and/or officer capacity. Furthermore, no Person makes any agreement or understanding herein in his, her or its capacity as a director and/or officer of Parent. The Parties acknowledge that nothing in this Agreement shall restrict Parent and Parent’s board of directors from taking any action permitted by and in accordance with the Purchase Agreement.

(m) The Parties recognize and affirm that in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching Party would have no adequate remedy at Law) and the non-breaching Party would be irreparably damaged. Accordingly, each Party agrees that each other Party shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any Proceeding, in addition to any other remedy to which such Person may be entitled.

* * * * *

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The Parties have executed this Forfeiture Agreement as of the date first above written.

ATLAS TECHNICAL CONSULTANTS HOLDINGS LP

By:	Atlas Technical Consultants Holdings GP LLC

Its:	General Partner

By:	/s/ L. Joe Boyer
Name:	L. Joe Boyer
Title:	Chief Executive Officer

[Signature Page to Forfeiture Agreement]

Boxwood SPONSOR LLC

By:	/s/ Stephen M. Kadenacy
Name:	Stephen M. Kadenacy
Title:	Chief Executive Officer

Address:
8801 Calera Drive
Austin, Texas 78735

[Signature Page to Forfeiture Agreement]

Exhibit 10.5

EXECUTION VERSION

Boxwood Merger Corp.

8801 Calera Dr.

Austin, TX 78735

Attn: Steven Kadenacy

CONFIDENTIAL

January 23, 2020

MACQUARIE CAPITAL (USA) INC.
MACQUARIE CAPITAL FUNDING LLC
125 West 55th Street
New York, New York 10019

NATIXIS, NEW YORK BRANCH
1251 Avenue of the Americas
New York, New York 10020

Project Atlas
Amendment No. 1 to Commitment Letter

Ladies and Gentlemen:

Reference is made to (a) the commitment letter dated August 12, 2019 (including the exhibits and other attachments thereto, the “Commitment Letter”) among Macquarie Capital Funding LLC (“Macquarie Lender”), Macquarie Capital (USA) INC. (“Macquarie Capital” and, together with Macquarie Lender, “Macquarie”), Natixis, New York Branch (“Natixis”) and Boxwood Merger Corp., a Delaware corporation (the “SPAC” or “you”) and (b) the fee letter dated August 12, 2019 (the “Fee Letter”) among Macquarie, Natixis and you. Terms used but not defined in this amendment letter (this “Amendment”) shall have the meanings assigned to them in the Commitment Letter. This Amendment amends or otherwise modifies certain of the terms and provisions of the Commitment Letter as provided herein.

1. Second Lien Contingency Term Facility Commitment Termination

Notwithstanding anything in the Commitment Letter to contrary, each of the parties hereto hereby agree that, with effect from and on the date hereof, the Initial Lenders’ respective commitments to provide the Second Lien Contingency Term Facility are hereby irrevocably terminated in their entirety. For the avoidance of doubt, however, the Second Lien Contingency Underwriting Fee (as defined in the Fee Letter) payable pursuant to clause (y) of the definition thereof in the Fee Letter in respect of the aggregate principal amount of commitments of $70.0 million originally provided under the Commitment Letter for the Second Lien Contingency Term Facility shall continue to be earned, due and payable in cash in U.S. Dollars on the Closing Date in accordance with the terms thereof notwithstanding the termination of the commitments for the Second Lien Contingency Term Facility pursuant to this Amendment.

2. Amendments.

Each of the parties hereto hereby agree that, with effect from and on the date hereof:

(a) The Initial Lenders’ aggregate commitments in respect of the First Lien Term Facility shall be irrevocably reduced from $290.0 million to $281.0 million. For the avoidance of doubt, however, (i) the First Lien Term Underwriting Fee (as defined in the Fee Letter) payable pursuant to clause (y) of the definition thereof in the Fee Letter in respect of the aggregate principal amount of commitments of $290.0 million originally provided under the Commitment Letter for the First Lien Term Facility shall continue to be earned, due and payable in cash in U.S. Dollars on the Closing Date in accordance with the terms thereof notwithstanding the reduction of the commitments for the First Lien Term Facility to $281.0 million pursuant to this Amendment and (ii) nothing herein shall modify the First Lien Term Underwriting Fee payable pursuant to clause (x) of the definition thereof in the Fee Letter.

(b) The definition of “Acquisition Agreement” in the second paragraph of Exhibit A to the Commitment Letter is hereby amended and restated as follows:

“an Amended and Restated Unit Purchase Agreement, dated as of January 22, 2020, among the SPAC, Acquisition Co., the Target and Atlas Technical Consultants Holdings, LP, a Delaware limited partnership (the “Seller”) (together with all exhibits, schedules and disclosure letters thereto, the “Acquisition Agreement”)”.

(c) Clause (a) of the fourth paragraph of Exhibit A to the Commitment Letter is hereby amended and restated in its entirety as follows:

“prior to, or concurrently with, the execution and delivery by the SPAC of the Commitment Letter, the SPAC has obtained commitments from (i) the founding shareholders of the SPAC and certain co-investors thereof in the SPAC to not have their equity interests in the SPAC (such equity interests, the “Founder Share Value”) redeemed as part of the Acquisition and to vote their shares in favor of the Acquisition, (ii) Bernhard Capital Partners Management LP (“BCP”) and current management equity holders of the Target (“Target Management”) to rollover a portion of their equity in the Target into common equity of Holdings in an amount of up to $247 million, but in any event no less than $120.0 million (the “Equity Rollover”);”.

(d) Clause (b) of the fourth paragraph of Exhibit A to the Commitment Letter is hereby amended and restated in its entirety as follows:

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“(i) the SPAC will directly or indirectly make cash equity contributions from any funds remaining in the Trust Account (other than funds that are necessary to effect the Buyer Stock Redemption) and common equity contributions to the SPAC from investors to Holdings (which in turn will contribute such amounts as common equity to Acquisition Co.) in an aggregate amount of at least $10.0 million (collectively, with such funds remaining in the Trust Account, the “SPAC Common Equity Contribution”) and (ii) GSO Capital Partners LP (together with its affiliates and funds and accounts managed or advised by it, collectively, “GSO”) and other investors will directly make preferred equity contributions (to the extent that the terms of such preferred equity are reasonably acceptable to the Commitment Parties, the “Preferred Units”) to Holdings (which in turn will contribute such amounts as common equity to Acquisition Co.) in an aggregate amount of up to $145.0 million and no less than $130.0 million (the “Preferred Equity Contribution” and, together with the SPAC Common Equity Contribution, the “SPAC Equity Contribution”), which SPAC Equity Contribution (which, for the avoidance of doubt, does not include any amounts held in the Trust Account to be used to effect the Buyer Stock Redemption (as defined in the Acquisition Agreement)), when combined with the Founder Share Value and the Equity Rollover, will on a pro forma basis constitute an aggregate amount equal to at least 45.0% of the sum of (A) the aggregate gross proceeds of the First Lien Term Facility borrowed on the Closing Date plus (B) the SPAC Equity Contribution actually contributed to or received by Holdings (and then to Acquisition Co.) plus (C) the Founder Share Value plus (D) the Equity Rollover (such equity amount, the “Minimum Equity Amount”) (it being understood that, for the avoidance of doubt, (i) the SPAC Equity Contribution is in addition to the Founder Share Value and the Equity Rollover and (ii) the SPAC Common Equity Contribution will be made with proceeds initially received by the SPAC from its initial public equity offering as well as any additional cash equity raised by the SPAC after August 12, 2019 to fund the Acquisition and the Refinancing and to pay the Transaction Costs (as defined below));”.

(e) Clause (d) of the fourth paragraph of Exhibit A to the Commitment Letter is hereby amended by deleting “and” immediately before “(iv)” and inserting immediately thereafter “to pay for the acquisition of Long Engineering, Inc. (the “Long Engineering Acquisition”) in the amount of $10.5 million within ten business days after the Closing Date and (v)”.

(f) The fifth paragraph of Exhibit A to the Commitment Letter is hereby amended and restated in its entirety as follows:

“For the purposes hereof and of the Term Sheets, the “SPAC Equity Adjustment Mechanism” shall mean:

(a) to the extent that the SPAC Common Equity Contribution is greater than $10.0 million, the amount of the Equity Rollover shall be reduced (and the cash portion of the Acquisition consideration shall be increased) on a dollar-for-dollar basis until the amount of Equity Rollover received by the Sellers is equal to $120.0 million; and

(b) to the extent that there remains any amount of SPAC Common Equity Contribution after reducing the Equity Rollover in accordance with clause (a) above, you shall (i) reduce the Preferred Equity Contribution until the amount of Preferred Equity Contribution received by the Sellers to $130.0 million or (ii) reduce the amount of the Commitment Parties’ aggregate commitments in respect of the First Lien Term Facility or (iii) reduce a combination of both the Preferred Equity Contribution (but in any event, not below $130.0 million) and the First Lien Term Facility, in each case of the foregoing clauses (i), (ii) and (iii), on a dollar-for-dollar basis.”

(g) Clause (1) of the section entitled “First Lien Incremental Facilities” in Exhibit B to the Commitment Letter is hereby amended by changing the amount “$62.0 million” to “$73.0 million”.

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(h) The first paragraph of the section entitled “Purpose/Use of Proceeds” in Exhibit B to the Commitment Letter is hereby amended and restated in its entirety as follows:

“First Lien Term Facility: Proceeds of the First Lien Term Facility, together with the proceeds of the SPAC Equity Contribution, will be used to fund (i) the Transactions, (ii) the Transaction Costs and (iii) the Long Engineering Acquisition in the amount of $10.5 million within ten business days after the Closing Date.”

(i) The first paragraph of the section entitled “Interest Rate” in Exhibit B to the Commitment Letter is hereby amended by changing (x) the percentage “4.25%” to “4.75%” and (y) the percentage “3.25%” to “3.75%”.

(j) The first paragraph of the section entitled “Mandatory Prepayments” in Exhibit B to the Commitment Letter is hereby amended by adding the following new clause 4. after the end thereof:

“4. Long Engineering Acquisition. Prepayment in the amount of $10.5 million if the Long Engineering Acquisition has not been consummated within ten business days after the Closing Date, with such prepayment to be made on the eleventh business day after the Closing Date.”

(k) The subsection entitled “B. Affirmative Covenants” of the section entitled “Covenants” in Exhibit B to the Commitment Letter is hereby amended by inserting after “notices of default, material adverse effect and certain other material events” the following:

“promptly after furnishing thereof, copies of any material written notices received by any Credit Party or Restricted Subsidiary thereof or any material statements or reports furnished to any holder (or any agent, trustee or other representative thereof) of any material indebtedness or the Preferred Units, in each case, to the extent not otherwise required to be furnished to the First Lien Administrative Agent or the First Lien Lenders pursuant to the First Lien Credit Documents”.

(l) The subsection entitled “B. Affirmative Covenants” of the section entitled “Covenants” in Exhibit B to the Commitment Letter is hereby amended by inserting after “use of proceeds” the following:

“(including, on the Closing Date, the Borrower depositing $10.5 million of proceeds of the First Lien Term Loans into a restricted account of the Borrower to be held therein solely to finance the Long Engineering Acquisition or, if same is not consummated within 10 business days after the Closing Date, prepaying the First Lien Term Loans as otherwise required above in this Term Sheet)”.

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(m) Clause (ix) of the subsection entitled “C. Negative Covenants” of the section entitled “Covenants” in Exhibit B to the Commitment Letter is hereby amended by inserting the following at the end of the parenthetical thereof:

“and payment of any fees or other amounts to the holders of any Preferred Units (or any of their affiliates) in connection with any amendment, modification, waiver, consent or other change to the terms of the Preferred Units (which fees or other amounts also will be treated as a Restricted Payment)”.

(n) Clause (F) of the subsection entitled “C. Negative Covenants” of the section entitled “Covenants” in Exhibit B to the Commitment Letter is hereby amended as follows:

a.	Clause v. is amended by deleting the word “and” at the end thereof;

b.	Clause vi. is amended and restated in its entirety as follows:

“vi. so long as no default or event of default then exists or would result therefrom, a general Restricted Payment basket equal to an aggregate amount not to exceed the greater of (x) $15.0 million and (y) 20.5% of Adjusted EBITDA; and”; and

c.	The following is added as a new clause vii.:

“vii. quarterly cash dividend payments on the Preferred Units in an aggregate amount not to exceed 5.00% per annum so long as (i) no event of default or payment or bankruptcy default then exists or would result therefrom and (ii) Holdings shall be in pro forma compliance with a Consolidated Total Net Leverage Ratio that is no greater than 4.50x.”

(o) Clause (a)(i) of the definition of “Available Amount Basket” in the subsection entitled “C. Negative Covenants” of the section entitled “Covenants” in Exhibit B to the Commitment Letter is hereby amended and restated as follows:

“(i) the greater of (A) $10.0 million or (B) 12.5% of Adjusted EBITDA for the most recently ended four quarter period for which financial statements have been (or were required to have been) delivered to the First Lien Administrative Agent, plus”.

(p) The section entitled “Events of Default” in Exhibit B to the Commitment Letter is hereby amended by adding after “cross-default and cross-acceleration to other indebtedness;” appearing therein “a breach of any of the “protective provisions” set forth in Holdings’ Limited Liability Agreement or any other provision therein that would result in a requirement for Holdings to redeem the Preferred Units notwithstanding any limitations set forth in the First Lien Credit Documents;”.

(q) The section entitled “Assignments and Participations” in Exhibit B to the Commitment Letter is hereby amended by adding the following new paragraph after the end thereof:

“Notwithstanding anything to the contrary contained herein, the aggregate principal amount of First Lien Term Loans and Incremental First Lien Term Loans and commitments under the Revolving Facility and any Incremental Revolving Facility held by GSO shall not exceed at any time 20% of the aggregate principal amount of First Lien Term Loans and Incremental First Lien Term Loans and commitments under the Revolving Facility and any Incremental Revolving Facility then outstanding.”

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(r) Paragraph 2 of Exhibit D to the Commitment Letter is hereby amended and restated as follows:

“Substantially concurrently with the initial fundings contemplated by the Commitment Letter, (a) Holdings and Acquisition Co. shall have received (x) the SPAC Equity Contribution in the aggregate amount of at least $155.0 million and (y) the Minimum Equity Amount (of which (A) at least $155.0 million will consist of the SPAC Equity Contribution referred to in the foregoing clause (x) and (B) no more than $145.0 million shall consist of the Preferred Equity Contribution), (b) the Equity Rollover shall have occurred and (c) the Refinancing shall have occurred (with all applicable related liens and guarantees to be released and terminated or customary provisions therefor made).”

(s) The first proviso in paragraph 3 of Exhibit D to the Commitment Letter is hereby amended and restated as follows:

“provided that (i) any decrease in the purchase price shall not be deemed to be materially adverse to the interests of the Lenders or the Lead Arrangers if such decrease is allocated, first, to reduce the SPAC Equity Contribution to an amount not less than the greater of (x) the Minimum Equity Amount and (y) $155.0 million and, thereafter, as a reduction to the First Lien Term Facility, on a dollar-for-dollar basis and (ii) any increase in the purchase price shall not be deemed to be materially adverse to the Lenders or the Lead Arrangers if such increase is funded solely by an increase in the SPAC Equity Contribution;”.

3. Counterparts; Conflict; Governing Law.

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by “.pdf” or similar electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. This Amendment constitutes an amendment to the Commitment Letter, which shall remain in full force and effect as amended hereby. Except as expressly set forth herein, nothing contained in this Amendment shall constitute a modification or waiver of any other provision of the Commitment Letter. From and after the date hereof, any reference to the Commitment Letter in any agreement, document, undertaking or course of dealing (verbal or otherwise) shall be deemed to be a reference to the Commitment Letter as amended hereby. The Commitment Letter, as amended by this Amendment, contains the entire agreement of the parties hereto relating to the subject matter hereof and thereof and supersede any prior negotiations or agreements, whether oral or written, among the parties hereto relative to such subject matter. The governing law provisions contained in Section 10 of the Commitment Letter are incorporated herein by reference, mutatis mutandis; provided, that all references therein to “this Commitment Letter” shall be deemed to refer to this Amendment.

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4. Waiver of Jury Trial.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THE ACQUISITION, THIS AMENDMENT, THE COMMITMENT LETTER OR THE PERFORMANCE BY YOU OR ANY OF YOUR AFFILIATES OF THE SERVICES HEREUNDER OR THEREUNDER.

5. Jurisdiction.

The jurisdiction provisions contained in Section 10 of the Commitment Letter are incorporated herein by reference, mutatis mutandis; provided, that all references therein to “this Commitment Letter” shall be deemed to refer to this Amendment.

6. Indemnity

The indemnity provisions contained in Section 7 of the Commitment Letter are incorporated herein by reference, mutatis mutandis; as if all references therein to “this Commitment Letter” shall be deemed to also include this Amendment.

7. Confidentiality.

The confidentiality provisions contained in Section 9 of the Commitment Letter are incorporated herein by reference, mutatis mutandis; provided, that all references therein to “this Commitment Letter” shall be deemed to refer to this Amendment.

[Remainder of page intentionally left blank]

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Very truly yours,

BOXWOOD MERGER CORP.

By:	/s/ Stephen M. Kadenacy
Name: Stephen M. Kadenacy
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Commitment Letter]

Accepted and agreed to as of the date first above written:

MACQUARIE CAPITAL FUNDING LLC

By:	/s/ Ayesha Farooqi
	Name:	Ayesha Farooqi
	Title:	Authorized Signatory

By:	/s/ Lisa Grushkin
	Name:	Lisa Grushkin
	Title:	Authorized Signatory

MACQUARIE CAPITAL (USA) INC.

By:	/s/ Ayesha Farooqi
	Name:	Ayesha Farooqi
	Title:	Authorized Signatory

By:	/s/ Lisa Grushkin
	Name:	Lisa Grushkin
	Title:	Authorized Signatory

NATIXIS, NEW YORK BRANCH

By:	/s/ Christopher Dorsett
	Name:	Christopher Dorsett
	Title:	Managing Director

By:	/s/ Robin Gruner
	Name:	Robin Gruner
	Title:	Vice President

[Signature Page to Amendment No. 1 to Commitment Letter]

Exhibit 99.1

Boxwood Merger Corp. Announces Financing Commitment of up to $155 Million and Additional Equity Rollover of up to $50 Million in Support of Business Combination with Atlas Technical Consultants

Business Combination is Now Fully Financed

Special Meeting of Stockholders Remains Scheduled for January 30, 2020

Austin, TX (January 23, 2020) – Boxwood Merger Corp. (Nasdaq: BWMC, BWMCU and BWMCW) (“Boxwood”) is pleased to announce that it has secured additional financing in support of its business combination with Atlas Intermediate Holdings LLC (“Atlas”) (the “business combination”). This financing includes a common and non-convertible preferred equity commitment from GSO Capital Partners, the credit arm of Blackstone (“GSO”), of up to $155 million. In addition, Bernhard Capital Partners (“BCP”) has agreed to an increased equity rollover of up to $50 million. With these financing and additional equity rollover commitments, the business combination is now fully financed.

GSO’s private investment in public equity (“PIPE”) commitment provides for the purchase of up to $145 million of a new class of Series A Senior Preferred Units (the “Preferred Units”) of Atlas TC Holdings LLC, a wholly-owned subsidiary of Boxwood (“Holdings”) which will indirectly own 100% of Atlas, and up to $10 million in shares of Class A common stock of Boxwood, at $10.00 per share, in connection with the closing of the business combination. The Preferred Units to be purchased by GSO will be purchased at a price of $1,000 per unit, have a liquidation preference of $1,000 per unit plus accrued and unpaid dividends, and pay a dividend of 5% per annum, plus either an additional 6.25% per annum in cash or 7.25% per annum in additional Preferred Units, at Holdings’ option, payable quarterly in arrears. The Preferred Units will be non-convertible and will be redeemable by Holdings beginning two years after the closing of the business combination at a price equal to 103% of their liquidation preference and beginning three years after the closing at a price equal to their liquidation preference.

Boxwood also announced that it has entered into an amendment to the unit purchase agreement for the business combination (the “Amended Purchase Agreement”). The amendment provides for an increase in BCP’s potential rollover equity in Atlas by up to an additional $50 million of common units of Holdings, at $10.00 per unit.

In connection with Boxwood’s receipt of the PIPE commitment and the entry into the Amended Purchase Agreement, Atlas has confirmed its 2019 Adjusted EBITDA* and 2020 Adjusted EBITDA guidance previously provided to Boxwood and its board of directors that was disclosed in Boxwood’s definitive proxy statement relating to the business combination, and which does not reflect the expected closing next month of Atlas’ previously announced acquisition of Long Engineering, Inc. (“Long Engineering”) which is expected to be accretive.

Boxwood also has entered into an amendment to the debt commitment letter relating to the business combination (the “Debt Commitment Letter”) with Macquarie Capital and Natixis, New York Branch (collectively, the “Commitment Parties”) pursuant to which Boxwood and the Commitment Parties have agreed to, among other things, reduce the aggregate principal amount of the credit facilities to be provided by the Commitment Parties from up to $400 million to up to $321 million by reducing the aggregate principal amount available under the senior secured first lien term loan facility from $290 million to $281 million and eliminating the senior secured second lien term loan facility, which would have been available for an aggregate principal amount of up to $70 million.

“We are pleased to have secured this commitment from GSO under attractive terms and are looking forward to the closing of our business combination later this month,” said Stephen Kadenacy, Chairman and Chief Executive Officer of Boxwood, who will serve as Executive Chairman of the combined company following the business combination. “Atlas’ business continues to perform well as evidenced by Atlas’ confirmation of its previously provided guidance for 2019 and 2020 Adjusted EBITDA*. We are also looking forward to closing the Long Engineering acquisition, which will be our first acquisition as a combined company, just after the close of the business combination.”

The special meeting in lieu of the 2019 meeting of stockholders of Boxwood (the “special meeting”) to approve the business combination and other matters remains scheduled for Thursday, January 30, 2020, at 10:00 a.m., Eastern Time. The business combination is expected to close shortly after the special meeting, subject to the approval of Boxwood’s stockholders at the special meeting and satisfaction of the other closing conditions.

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About Atlas Technical Consultants

Headquartered in Austin, Texas, Atlas is a leading provider of professional testing, inspection engineering and consulting services under the name Atlas Technical Consultants, offering solutions to public and private sector clients in the transportation, commercial, water, government, education and industrial markets. With more than 100 offices in 40 states and over 3,200 employees, Atlas provides a broad range of mission-critical technical services, helping clients test, inspect, certify, plan, design and manage a wide variety of projects across diverse end markets. For more information, go to https://www.oneatlas.com.

About Boxwood Merger Corp.

Boxwood is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In August 2019, Boxwood announced its proposed business combination with Atlas, and filed the definitive proxy statement with the SEC on November 12, 2019. Boxwood’s shares of Class A common stock, units and warrants trade on Nasdaq under the ticker symbols “BWMC,” “BMWCU” and “BWMCW,” respectively.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the business combination, on November 12, 2019, Boxwood filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents has been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voting on the proposed business combination and contains important information about the business combination and related matters. Boxwood stockholders and other interested persons are advised to read the definitive proxy statement, any amendments thereto and any other materials filed or that will be filed with the SEC in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the business combination, because they contain or will contain important information about Boxwood, Atlas and the business combination. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com/boxwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at (512) 575-3637.

Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the business combination. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the business combination, as applicable, are set forth in the definitive proxy statement for the proposed business combination. The definitive proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at (512) 575-3637.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the parties’ ability to effect the business combination and related financing transactions and the benefits of the business combination. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the business combination (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed business combination and related transactions or the definitive proxy statement; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the business combination and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering due to the failure to satisfy the conditions to the closing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock and warrants on Nasdaq following the business combination; (5) the risk that the business combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the business combination and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; (10) with respect to 2019 Adjusted EBITDA guidance, completion and finalization of fourth quarter and year-end financial and accounting procedures and audit of the financial statements; and (11) other risks and uncertainties indicated from time to time in the definitive proxy statement filed by Boxwood with the SEC in connection with the business combination, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

 2

* About Non-GAAP Financial Measures

This press release includes Atlas’ guidance for 2019 and 2020 Adjusted EBITDA, which is a financial measure not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Atlas believes that Adjusted EBITDA is a useful performance measure that allows for an effective evaluation of Atlas’ operating performance when compared to its peers, without regard to its financing methods or capital structure. However, Adjusted EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accordance with GAAP.

Atlas defines Adjusted EBITDA as net income before interest expense, income taxes, depreciation and amortization, as adjusted for certain one-time or non-recurring items and other adjustments. In addition, the Adjusted EBITDA guidance Atlas has provided to Boxwood assumes projected annual public company costs and includes pro forma cost synergies reflecting the impact of cost savings arising from the merger between Atlas and ATC Group Partners LLC and subsidiaries (“ATC”) in 2019 by eliminating duplicate costs including those relating to labor, rent, sourcing and information technology.

Atlas excludes these items from net income in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Atlas’ presentation of Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from Adjusted EBITDA. Atlas’ computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies.

Atlas is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure without unreasonable effort due to the potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Contacts

Investors
Rodny Nacier, 512-851-1507
ir@oneatlas.com

Media
Elyse Gentile, 646-677-1823
Elyse.Gentile@icrinc.com

3

Exhibit 99.2

January 2020

This investor presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a s olicitation of an offer to buy, or a recommendation to purchase any equity or debt or other financial instruments of Boxwood Merger Corp. (“Boxwood”)., Atlas Technical Consultants (“Atlas”) or their respective affilia tes . This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the “Transaction”) between Boxwood and Atlas, and for no other pur pose. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various interna l and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained her ein . Any data on past performance or modeling contained herein is not an indication as to future performance. Boxwood and Atlas assume no obligation to update the information in this presentation, except as re qui red by law. Furthermore, any and all trademarks and trade names referred to in this presentation are the property of their respective owners. Forward - Looking Statements. This presentation includes certain statements that may constitute “forward - looking statements” for purposes of the federal secur ities laws. Forward - looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstan ces , including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “w oul d” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. Forward - looking statements may include, for example, statements abo ut Boxwood’s ability to arrange equity and equity - related financing in connection with the closing of the Transaction, including with GSO Capital Partners LP, the parties’ ability to effect the Transaction a nd the benefits of the Transaction. These forward - looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a nu mber of judgments, risks and uncertainties. Accordingly, forward - looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertak e a ny obligation to update forward - looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as ma y b e required under applicable securities laws. You should not place undue reliance on these forward - looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or perfor mance may be materially different from those expressed or implied by these forward - looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occu rrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the Transaction (the “Transaction Agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed Transaction and related transactions or the definitive proxy statement filed by Boxwood with the Securities and Exc hange Commission (the “SEC”) in connection with the Transaction on November 12, 2019 (the “Definitive Proxy Statement”); (3) the inability to complete the transactions contemplated by the Transaction Agree men t due to the failure to arrange equity and/or equity - related financing in connection with the closing of the Transaction, obtain approval of the stockholders of Boxwood or satisfy other conditions to the closin g o f the Transaction and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering, Inc. (“Long Engineering”) due to the failure to satisfy the conditions to the c los ing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood’s shares of Class A common stock and warrants on Nasdaq following the Transaction; (5) the risk that the Transaction disrupts t he parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Transaction o r t he acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships wit h customers and suppliers and retain management and key employees; (7) costs related to the Transaction and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the po ssi bility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the Def ini tive Proxy Statement, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov. No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No Representation or Warranty. None of Boxwood, Atlas or any of their respective affiliates makes any representation or warranty as to the accuracy or compl et eness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a furth er review of the Transaction and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment d eci sion or any other decision in respect of the Transaction. Financial Information. The financial information contained in this presentation has been taken from or prepared based on the historical financial st at ements of Atlas, for the periods presented. An audit of these financial statements has been incorporated in the Definitive Proxy Statement relating to the Transaction, however none of the hi storical financial information contained herein has been audited, reviewed, compiled or been subject to any procedures by any auditors and actual historical financial information could differ materially from th e i nformation contained herein. Disclaimer 1

Use of Projections. This presentation contains financial forecasts, including with respect to Atlas’ Adjusted EBITDA, revenue and free cash flow, a mong others. Neither Boxwood’s nor Atlas’ independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusi on in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for ill ust rative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of pro viding comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economi c a nd competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factor s o utside of Atlas’ control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Atlas or the combined company after the Transaction or that actual results wi ll not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any per son that the results contained in the prospective financial information will be achieved. Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in whic h Atlas competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Use of Non - GAAP Financial Measures. This presentation includes Atlas’ guidance for 2019 and 2020 Adjusted EBITDA, which is a financial measure not prepared in ac cor dance with accounting principles generally accepted in the United States (“GAAP”). Atlas believes that Adjusted EBITDA is a useful performance measure that a llo ws for an effective evaluation of Atlas’ operating performance when compared to its peers, without regard to its financing methods or capital structure. However, Adjusted EBITDA is not a financial measure calc ula ted in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accor dan ce with GAAP. Atlas defines Adjusted EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for certain one - time or non - recurring items and other adjustme nts. In addition, the Adjusted EBITDA guidance Atlas has provided to Boxwood assumes projected annual public company costs and includes pro forma cost synergies reflecting the impact of cost savings ari sin g from the merger between Atlas and ATC Group Partners LLC and subsidiaries (“ATC”) in 2019 by eliminating duplicate costs including those relating to labor, rent, sourcing and information technology. Atl as excludes these items from net income in arriving at Adjusted EBITDA because these amounts are either non - recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial p erf ormance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Atlas’ presentation of Adjusted EBITDA sho uld not be construed as an indication that results will be unaffected by the items excluded from Adjusted EBITDA. Atlas’ computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. Atlas is unable to provide a quantitative reconciliation of this forward - looking non - GAAP measure to the most directly comparable forward - looking GAAP measure without unreasonable effort due to the potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results. Additional Information About the Transaction and Where to Find It. In connection with the Transaction, Boxwood has filed The Definitive Proxy Statement. The Definitive Proxy Statement and othe r relevant documents have been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voti ng on the proposed Transaction and contains important information about the Transaction and related matters. Boxwood stockholders and other interested persons are advised to read the Definitive Proxy S tat ement, any amendments thereto and any other materials filed or that will be filed with the SEC in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, amon g o ther things, the Transaction, because they contain or will contain important information about Boxwood, Atlas and the Transaction. Stockholders are also able to obtain copies of the definitive proxy sta tem ent and other relevant materials, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com /bo xwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512 - 575 - 3637. Participants in the Solicitation. Boxwood and Atlas and their respective directors and executive officers may, under SEC rules, be deemed participants in the s ol icitation of proxies of Boxwood stockholders in connection with the proposed Transaction. Information about such persons, including their names and a description of their in ter ests in Boxwood, Atlas and the proposed Transaction, as applicable, are set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is available free of charge from the sources indicated above. Disclaimer 2

Presenters Steve Kadenacy Boxwood CEO and Atlas Executive Chairman 1 Former President, COO & CFO of AECOM Former Board Member, ABM Industries Previously Partner, KPMG (Economic Consulting) Unique combination of C - suite experience at a Fortune 150 company with significant experience in M&A and capital markets Duncan Murdoch Boxwood Chief Investment Officer Former Senior Managing Director at Macquarie, Principal Transactions Group Led numerous investments and served on boards across multiple sectors including infrastructure, business services and environmental services 20+ years of experience in private equity investing and investment banking Joe Boyer Atlas Chief Executive Officer Former CEO of Atkins North America Oversaw the delivery of infrastructure planning, engineering, architecture, construction management, environmental consulting and program management services at Atkins Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division 30+ years of experience Uniquely experienced management team committed to driving continued growth of the Atlas platform 3 Note: 1. Steve Kadenacy to become Atlas Executive Chairman upon the closing of the transaction

ATLAS TECHNICAL CONSULTANTS

Contents

1 Introduction

2 Business Overview

3 Growth Strategy

4 Key Financial Metrics

5 Transaction Overview

A Appendix

Contents 1 2 4 5 Introduction Business Overview Key Financial Metrics Transaction Overview 3 Growth Strategy A Appendix

Introduction 1

Transaction Update 6 Item Description Atlas is delivering on its business plan • Atlas’ business continues to perform and execute on its strategy and deliver on its plan • Atlas has confirmed to Boxwood its guidance of $69.4 million and $75.9 million of Adjusted EBITDA 1 in 2019 and 2020, respectively, excluding the Long Engineering acquisition, which is expected to be accretive Platform acquisition thesis is being proven with Long Engineering acquisition • In November, Atlas entered into a binding agreement to acquire Long Engineering, a provider of civil, transportation, and subsurface utility engineering, land surveying, and construction engineering & inspection (“CEI”) • The transaction is expected to close simultaneously or shortly after the business combination between Atlas and Boxwood • The acquisition of Long Engineering is expected to increase Atlas’ Adjusted EBITDA by $3.6 million in 2020 • Upfront purchase price is $10.5 million (2.9x EBITDA) plus earnout (50% cash, 50% stock) payable over 3 years depending upon performance. Overall purchase multiple less than 6x EBITDA • The acquisition of Long Engineering is consistent with Atlas’ approach to M&A whereby business owners will roll equity into Atlas and transactions will be structured in a way that is deleveraging • M&A pipeline continues to be very full; 1 company is currently under LOI Improving market dynamics and peer stock performance • Key peers 2 trading at 14.4x 2020E EBITDA, a 5% increase to 13.7x 2020E EBITDA upon transaction announcement Transaction further validated by GSO (Blackstone) and Bernhard Capital Partners • GSO Capital Partners, a subsidiary of Blackstone, has provided a $155 million commitment consisting of $145 million of preferred equity and $10 million of common stock • BCP has agreed to roll up to an additional $50 million of common equity in the combined company’s holding subsidiary to the extent of redemptions by Boxwood’s shareholders • The GSO and BCP commitments will provide sufficient financing for the business combination – no additional capital would be required for Boxwood and Atlas to close the proposed transaction • The proposed structure will reduce debt to $281 million first lien term loan (3.85x EBITDA), and eliminate previous second lien commitment • GSO preferred equity is attractive for common equity holders (5% annual interest payable in cash + 7.25% PIK, 8 - year term, no conversion rights, no maintenance covenants) and GSO is aligned through their acquisition of common equity 1 2 3 Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 2. Key Peers: NV5 Global, Inc., Tetra Tech, Inc. and Intertek Group plc 4 The proposed business combination between Atlas and Boxwood has improved on all fronts

Atlas Overview

ATLAS TECHNICAL CONSULTANTS

Atlas Today[1]

$472m	2019E Gross Revenue	18.4%	2019E Adjusted EBITDA Margin[2]
6	Acquisitions Since 2017	95%+	T&M & Cost-Plus Contracts
<$10k	Average Project Size	6.7%	YoY Net Revenue Growth[3]
50,000+	Annual Projects	19.2%	YoY Adj. EBITDA Growth[4]

Diverse Group of High Quality Customers

2018A Net Revenue by Customer

8%
6%
76%

9,000+ *Annual Customers*

Select Customers

National Platform of Scale

Atlas Locations
Key Markets

Leading Provider of Technical Services

80% of Sales[5]

20% of Sales[5]

7

8% 6% 76% Atlas Overview No customer greater than 8% of 2018A net revenue; 76% was from outside of top 10 accounts 2018A Net Revenue by Customer Annual Customers 9,000+ Diverse Group of High Quality Customers Atlas Today 1 National Platform of Scale Atlas Locations Key Markets 2019E Gross Revenue $67m 2019E Adjusted EBITDA Margin 2 6 Acquisitions Since 2017 100+ T&M & Cost - Plus Contracts <$10k+ Average Project Size 95%+ YoY Net Revenue Growth 3 50,000+ Annual Projects 13% YoY Adj. EBITDA Growth 4 Leading Provider of Technical Services Testing, Inspection & Consulting • Materials, Engineering & Testing • Construction Quality Assurance • Environmental Services • Disaster Response & Recovery Engineering, Planning & Design • Engineering & Design Services • Program Management • Construction Support Services Select Customers $472m 6 <$10k 50,000+ 18.4% 95%+ 6.7% 19.2% Note: 1. Excludes pro forma impact of Long Engineering acquisition 2. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 3. Net revenue growth calculated from nine months ended September 2018 and September 2019 on a pro forma basis as if all acquisi tio ns were consummated at the beginning of the relevant period, excl. Long Engineering 4. Adj. EBITDA growth calculated from nine months ended September 2018 and September 2019 on a pro forma basis as if all acquisi tio ns were consummated at the beginning of the relevant period, excl. Long Engineering 5. Management estimates 7 80% of Sales 5 20% of Sales 5 Specialized provider of testing, inspection and engineering services to support and maintain critical infrastructure

Scalable Platform via Organic and Acquisitive Growth Highly Visible, Recurring Revenue Profile Durable Economic Model De - Risked Business Profile Delivering on Boxwood’s Stated Strategy Atlas exhibits all of the key factors central to Boxwood’s stated strategy Increasing technical requirements and customer professionalization Predictable maintenance / turnaround activities Safety requirements Regulatory / environmental compliance operating environment Demand for nationwide footprint Efficiencies from enhanced scale / utilization Aging, under - invested infrastructure Emerging technologies driving change     Key Factors Driving Services Demand 8 Highly Visible, Recurring Revenue Profile Robust backlog with 117% 2019E gross revenue coverage 1 Durable Economic Model Mission - critical testing, inspection and consulting services provide defensibility De - Risked Business Profile 95%+ revenue from Cost - Plus and Time & Materials contracts across a diversified set of service offerings Scalable Platform Business at an inflection point with both acquisitive and organic growth opportunities Note: 1. 2019E gross revenue coverage is defined as the ratio between the current contracted backlog as of December 2018 and 2019E gro ss revenue ( excl. Long Engineering impact)

Atlas was founded to benefit from key growth trends, especially the growing need to inspect, repair, maintain and invest in critical infrastructure in the U.S. Atlas’ Visionary Strategy Strategically Positioned Purposely positioned to capitalize on key trends driving growth in services created by the backlog of infrastructure, creativ e m eans of project funding and continued quality assurance outsourcing Regional Market Leadership with National Scale Acquisitions of regional market leaders with superior service capabilities, local relationships and specialized expertise to exp and across the national platform Targeted Geographic Expansion Targeted operations in high - growth, large spend infrastructure geographies with favorable tailwinds including outsourcing trends Disciplined Approach to M&A Increasing service diversity enables multiple client touchpoints and large cross - sell opportunities The Atlas Difference 9 Note: 1. 2015 FAST Act; 2016 PIPES Act; The White House • Sizable portion of U.S. roads, bridges, dams, and electrical infrastructure is in need of repair, upgrade, or replacement • $900+ billion in infrastructure funding approved through 2020 • $2+ trillion gap between the estimated funding and total need of the U.S. infrastructure system through 2025 Large and Growing Infrastructure Spending 1 • Public and private entities are increasingly outsourcing construction and environmental services in an effort to reduce costs, decrease staff, and avoid non - compliance • State DoTs increasingly outsource QA projects with capacity increases and complexity Growing Need for Outsourced Quality Assurance • Smaller, regional players benefit from reputation and connectivity of national platform • Highly fragmented market provides an immense number of opportunities for accretive add - ons Proven Benefits to Platform Strategy Key Trends Targeted

Purpose Built Platform

ATLAS TECHNICAL CONSULTANTS

Vision
2016
2017
2018
2019
Forming the Strategy
Joe Boyer created the Atlas playbook and initiated M&A discussions to create the platform
Establishing the Platform
Acquired three regional market leaders in Texas, Georgia and California
PAVETEX
ATC Soft Integration
Executing the Atlas Playbook
Integration of platform and cross-selling jumpstarted backlog growth
PIEDMONT
SC ST
Creating National Scale
Merger with ATC established national platform
ATC Acquisition
ATLAS TECHNICAL CONSULTANTS
National-Scale Platform
Today
ATLAS
+
BOXWOOD MERGER CORP.
Publicly-Traded Market Leading Platform
Future

Boxwood is the Ideal Partner for Atlas

10

Assembled through the combination of industry - leading companies to form a national platform, the proposed transaction accelerates Atlas’ strategic plans Purpose Built Platform Forming the Strategy Joe Boyer created the Atlas playbook and initiated M&A discussions to create the platform 2016 Establishing the Platform Acquired three regional market leaders in Texas, Georgia and California 2017 Executing the Atlas Playbook Integration of platform and cross - selling jumpstarted backlog growth 2018 Creating National Scale Merger with ATC established national platform 2019 Vision 10 Publicly - Traded Market Leading Platform • Accelerate Atlas’ plans to be a public company – Large customers prefer listed service providers, public currency enhances M&A strategy • Like - minded partnership with Steve Kadenacy , who has directly relevant operating experience and targeted a similar strategy through Boxwood • Co - sponsorship of Macquarie, global leader in infrastructure Boxwood is the Ideal Partner for Atlas Future National - Scale Platform Today Soft Integration Acquisition

Accelerating Growth

ATLAS TECHNICAL CONSULTANTS

Significant Growth in Backlog Starting in 2018...

Pro Forma Contracted and Funded Backlog[1]
($ in millions)

Long Engineering Acquisition Impact
1.4%
10.2%
5.9% YTD Growth[5]
$495
$502
$553
$586
$600
Dec-16
Dec-17
Dec-18
Sep-19

...Delivering Accelerated Growth in 2019 and Beyond

Net Revenue[2]
($ in millions)

Long Engineering Acquisition Impact
$343
$352
$370
$377
$392
$412
$427
2017A
2018A
LTM Sep-19
2019E
2020E

11

$343 $352 $370 $377 $412 2017A 2018A LTM Sep-19 2019E 2020E Growth driven by implementing Atlas’ strategy of creating a national platform to acquire regional leaders Accelerating Growth 11 Note: 1. Backlog is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period with certain purchased companies estimated by Atlas management 2. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period Pro Forma Contracted and Funded Backlog 1 ($ in millions) Net Revenue 2 ($ in millions) Significant Growth in Backlog Starting in 2018… …Delivering Accelerated Growth in 2019 and Beyond $495 $502 $553 $586 Dec-16 Dec-17 Dec-18 Sep-19 Long Engineering Acquisition Impact $392 $427 $600 Long Engineering Acquisition Impact

18.4% 16.1% Atlas NVEE 6.9% 11.8% Atlas NVEE Source: FactSet, company filings, Market data as of 1/17/2020, Net Revenue figures used where available, EBITDA margin calcul ate d as % of Net Revenue where available Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering; multiple and Illustrative Enterprise Value reflect tax benefit from asset step - up; Illustrative Enterprise Value at $10.00 per share 2. Key Peers: NV5 Global, Inc., Tetra Tech, Inc. and Intertek Group plc 3. Defined as (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA 4. Engineering & Design (“E&D”) Peers: NV5 Global, Inc., Tetra Tech, Inc., Parsons Corporation, Stantec Inc., WSP Global Inc., J aco bs Engineering Group Inc. and AECOM 5. Testing & Inspection (“T&I”) Peers: Applus Services, S.A., ALS Limited, Bureau Veritas S.A., Intertek Group plc and SGS S.A. 6. Professional Services Peers: Accenture plc, Booz Allen Hamilton Inc., CGI Inc., FTI Consulting, Inc., Huron Consulting Group, IC F International, Inc. and Navigant Consulting, Inc. 7. Excludes pro forma impact of Long Engineering acquisition Robust Fundamentals Support Valuation Upside Attractive, Visible Growth Profile 2019E FCF Conversion (%) 3,8 12 Key Peers 8.4x 14.4x 12.2x 13.0x 14.8x Atlas Key Peers E&D Peers T&I Peers Professional Services Peers EV / 2020E EBITDA 1 Compelling Margin and FCF Dynamics 89.6% 88.2% Atlas NVEE Key Peers 2 2 2 4 5 6 9.4% 5.1% Atlas NVEE 2019E Net Revenue Growth (%) 2020E Net Revenue Growth (%) Key Peers 2 2019E EBITDA Margin (%) 7 Key Peers 2

Investment Highlights

ATLAS TECHNICAL CONSULTANTS

1. Provider of highly-technical, mission-critical services
2. Repeatable, contracted revenue base derived mostly from non-discretionary testing and inspection projects
3. Entrenched long-term relationships with high quality customers base
4. Strong sector tailwinds driving demand
5. Significant backlog growth provides confidence in near-term projections
6. Proven ability to leverage scale and execute cross-selling strategy
7. Disciplined M&A strategy
8. Superior margins and FCF conversion
9. Compelling valuation relative to peers

13

Investment Highlights Entrenched long - term relationships with high quality customers base 3 Strong sector tailwinds driving demand 4 Significant backlog growth provides confidence in near - term projections 5 Repeatable, contracted revenue base derived mostly from non - discretionary testing and inspection projects 2 Proven ability to leverage scale and execute cross - selling strategy 6 Provider of highly - technical, mission - critical services 1 Disciplined M&A strategy 7 Superior margins and FCF conversion 8 13 Compelling valuation relative to peers 9

Business Overview 2

• Materials, Engineering & Testing • Design / Construction Quality Assurance • Environmental Services • Disaster Response & Recovery Broad Range of Highly Technical, Mission - Critical Services Atlas provides a diverse set of technical services needed to inspect, maintain, repair, and invest in infrastructure 15 • Engineering & Design Services • Program Management • Project Support Services Example of Atlas Services by End Market Key Tenets of Atlas Services Testing, Inspection & Consulting Engineering, Planning & Design 1. Trusted Advisor – Services ensure safety of employees, customers and the general public 2. Technical Expertise – Highly - skilled employee base able to add value to a diverse array of projects 3. Compliance Driven – Non - discretionary, highly recurring services 4. Local Knowledge and Relationships – Extensive knowledge and expertise of local regulations and codes 5. National Scale and Reputation – Strategic footprint enables the Company to deliver highly customized solutions nationwide 6. No Construction – Atlas does not perform construction or take construction risk Reinforced concrete testing and inspection for facility renovations Structural inspection and materials testing for tanks and retention ponds Geotechnical and structural inspection for renovations and expansions Materials testing, QA, engineering, inspection and design for road, bridge, and airport modifications Transportation Commercial Industrial Government Education Water System - wide operations and maintenance for remediation systems Program management, design, and oversight for publicly funded projects 20% 80% Engineering, Planning & Design Testing, Inspection & Consulting Net Revenue by Service 1,2 44% 26% 14% 8% 7% 1% Commercial Transportation Industrial Government Education Water Net Revenue by End Market 1,2 Atlas Services Note: 1. Management estimates 2. Excludes the pro forma impact of Long Engineering acquisition

Macroeconomic shocks to Atlas’ key markets illustrate a flat CAGR from 2007 – 2010 Illustrative Performance of Atlas End Markets 16 Note: 1. Peers include: ERM, Environ, Groundwater & Environmental Services, Terracon, Bureau Veritas, and Apex; Methodology: Selected com panies where private sector work comprised >70% of revenues, environmental management work >20% of revenues, and hazardous waste & environmental management work >40% of revenues. 2. Excludes environmental work performed for government and commercial clients. Source: ENR Top 200 Environmental Firms Lists 2008 - 2015, U.S. Census Data, Environmental Business Journal.  Revenue decline at a CAGR of (0.7%) from 2007 – 2010, rebounding thereafter  Government (mainly transportation) revenue grew at a 2.6% CAGR from 2007 - 2010, helping to offset declines from environmental and private, non - residential construction  Although environmental declines (8.8%) in 2009, it rebounds quickly, returning to 3.3% growth in 2011  Atlas’ services across all markets are highly compliance driven; increasingly complex requirements since the Great Recession to create enhanced resiliency 50.0 54.4 49.7 51.3 55.7 60.6 60.2 61.5 30.0 31.9 32.3 32.4 31.2 31.6 32.0 33.2 20.0 22.1 18.6 14.2 13.9 16.3 17.0 19.5 100.0 108.5 100.6 98.0 100.8 108.5 109.2 114.3 2007 2008 2009 2010 2011 2012 2013 2014 Drivers: • New quality health, safety and environment regulations creating an increasingly complex regulatory environment; compliance required through a downturn • Stringent regulations require third - party consultants to monitor and validate compliance on an ongoing basis • High costs for non - compliance (fines, catastrophic loss, brand value, etc.) Data Source: • Average of 2 benchmarks: performance of basket of six peers 1 and performance index of environmental consulting and engineering industry peers Drivers: • ~30% of revenues (excluding environmental work) derived from Government clients, substantial majority in the highway & street segment of the transportation sector, providing a high level of stability • Counter - cyclical nature of infrastructure spend (~$80bn+ allocated to infrastructure projects during the last downturn) • Infrastructure spend is often budgeted years in advance (FAST Act and Highway Trust Fund) and states are increasingly using lockboxes which prohibit politicians from dipping into transportation budgets to fill fiscal gaps elsewhere Data Source: • U.S. Census Bureau construction put in place spending for highway & street Drivers: • ~20% of revenues (excluding environmental work) derived from a diverse range of commercial end markets, where Atlas provides compliance - driven, non - deferrable services Data Source: • As a conservative proxy, broader U.S. Census Bureau construction put in place spending for private, non - residential construction Environmental Government 2 Private 2 Atlas’ Recession - Resistant Revenue Profile Estimated End Market Performance (Rebased) Key Takeaways of Observed End Markets 50% 30% 20%

ATLAS TECHNICAL CONSULTANTS

Representative Services

Stanford University Hospital
Specialized Testing & Inspection

Phillips 66
Subsurface Inspection & Investigation

Golden Gate Bridge
Quality Assurance & Materials Testing

Highly Skilled Base of Technical Employees[1]

Field Technicians
707
Inspectors
586
Scientists
271
Engineers
233
Professionals
90
Industrial Hygienists
51
Other Field Staff
~160

~2,100 Total Technical Staff

Note:
1. As of February 2019

17

Deep Technical Expertise Trusted to Maintain Our Nation’s Infrastructure Atlas’ technical services are provided by a highly skilled base of employees Highly Skilled Base of Technical Employees 1 ▪ Experienced mix of scientists, engineers, and field experts are highly mobile and versatile, driving utilization across the C omp any ~2,100 Total Technical Staff 17 ~ 160 51 90 233 271 586 707 Other Field Staff Industrial Hygienists Professionals Engineers Scientists Inspectors Field Technicians Note: 1. As of February 2019 • Quality control inspections and materials testing including bolts torque, shock dampers installation, and concrete testing since 1997 • On - site fabrication inspections of the safety barrier and welding and bolting inspection in the field Stanford University Hospital Specialized Testing & Inspection Representative Services • Specialty welding inspections of 18,000 tons of structural steel fabricated in two locations using two shifts for an 18 - month period • Complex construction phasing required 18 on - site professionals per day and an additional 7 for off - site inspections • Identified source of Underground Storage Tank (“UST”) leak that had migrated into high traffic area • Conducted specialized testing of soil & groundwater to mitigate risks stemming from leakage Phillips 66 Subsurface Inspection & Investigation Golden Gate Bridge Quality Assurance & Materials Testing

Long-Term Customer Relationships and Diverse Revenue Base

ATLAS TECHNICAL CONSULTANTS

Entrenched, Highly Repeating and Diversified Customer Base[3]

Blue-Chip Customer Base...

GDOT
Gwinnett
Duke Energy
Pilot
EPA
30+
30+
25+
25+
25+
20+
18+
15+
15+
13+

...with Tenured Relationships Driving Consistent Demand...

<10 Years 4%
30+ Years 27%
10 - 20 Years 44%
20 - 30 Years 25%

9,000+ Annual Customers	**~90%** Revenue from Repeat Customers[2]
50,000+ Annual Projects	**95%+** T&M or Cost-Plus Contracts

...Across Diverse End Markets

(Representative Customers)

- Transportation
- Government
- Commercial
- Education
- Water
- Industrial

18

13+ 15+ 15+ 18+ 20+ 25+ 25+ 25+ 30+ 30+ 1 2 3 4 5 6 7 8 9 10 Transportation Government Commercial Education Water Industrial Atlas’ technical expertise, performance and strong relationships have led to decades - long relationships with customers, providing a strong base of repeating revenues Long - Term Customer Relationships and Diverse Revenue Base Entrenched, Highly Repeating and Diversified Customer Base 3 Blue - Chip Customer Base… (Relationship Length in Years for Top 10 Customers by Net Revenue) …Across Diverse End Markets (Representative Customers) 18 …with Tenured Relationships Driving Consistent Demand… (% of 2018A Net Revenue from top 15 customers) 1 Annual Customers 9,000+ Revenue from Repeat Customers 2 ~90% Note: 1. Calculated as the percentage of 2018 Net Revenue by customer tenure for Atlas’ top 15 accounts 2. Repeat customers defined as those that have used Atlas services in the prior year 3. Excludes the pro forma impact of Long Engineering acquisition Annual Projects 50,000+ T&M or Cost - Plus Contracts 95%+ 30+ Years 27% 20 - 30 Years 25% 10 - 20 Years 44% <10 Years 4%

Growth Strategy 3

40% of testing and inspection services are outsourced 1 Multiple, independent secular macro trends underpin growth in target end markets and resilience through economics cycles Capitalize on Key Market Tailwinds $30bn Market for US infrastructure & construction TIC and environmental consulting 3 $4.6tn Spending need for aging US infrastructure through 2025 2 Source: 1. Global Market Insights 2. American Society of Civil Engineers 3. Orbis Research 4. Texas Department of Transportat ion 5. California Road Repair & Accountability Act 6. New York Department of Transportation 20 Transportation • Aging installed transportation base, 32% of major roads in mediocre or poor condition 2 • Growing outsourcing trends among public and private entities for testing, inspection and program management services Commercial • Increasing complexity and scrutiny of regulatory requirements driving demand for turnkey solutions • Professionalization of asset operators related to maintenance and integrity Education • Population growth and increasing access to education driving public school enrollments and creating need for new and updated facilities • Growing focus on environmental impact & sustainability in public and private schools Industrial & Environmental • Majority of US electric grid was built in the mid - 20th century with an intended lifespan of 50 years 2 • Broadening stress on US water network from outdated systems and population growth California • $14bn 20 - year infrastructure budget approved in 2018 • Over $130bn estimated backlog for road and bridge repairs 5 Georgia • 2015 Transportation Funding Act provides $10bn for infrastructure funding • Major Mobility Investment Program secures $11bn for large scale projects New York • Constant effort to improve New York’s transportation infrastructure (e.g. MTA) • DoT budget forecast of $12.0bn 6 End Market Drivers Key Geographic Developments Texas • TxDOT budget has grown +70% ($30bn) and staff decreased 15% 4 • 2019 Unified Transportation Program approves $75bn in projects through 2028

March 2018 March 2019 Ability to provide deep local expertise and leverage long - term relationships on a national scale has accelerated Atlas’ ability to win large contracts Note: 1. Backlog is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period 2. Large Contracts defined as greater than or equal to $5 million total contract value 3. Excludes the pro forma impact of Long Engineering acquisition Growth in Large Contracts 1,2,3 Leverage National Scale and Local Expertise to Win Premiere Infrastructure Opportunities 21 Number of Large Contracts in Contracted Backlog 8 Georgia 6 Texas 6 Other 6 Georgia 2 Texas 2 Other 10 20 Contract Location Georgia DOT District 5 CEI GA Hidalgo County CMT Services TX Idaho National Laboratory ID Walmart National Asset Tagging Nationwide Delta Terminal Expansion LAX CA TxDOT Statewide Asphalt Overlay TX Recent Large Contract Win Examples 2  Leverage full - service platform and expertise to serve as a single - source infrastructure delivery solution  Service expansion allows Atlas to bid for larger, marquee contracts  Geographic expansion and scale allows Atlas to pursue additional large - scale contracts where local presence is high priority for customers

Drive Cross - Selling and National Accounts Strategy 22 Value Creation Strategy Successfully executing on cross - selling and national accounts strategy is leading to significant new wins Increase Wallet Share: capture additional revenues on new contract wins that would have been sub - contracted or lost 1 Cross - Sell Services: leverage expanded capabilities to cross - sell services 2 New Regional Customers: win new regional customers under Atlas’ increased scale, footprint and visibility 3 National Account Strategy: expand regional customers to national customers by providing multiple services across geographies 4 • Corpus Christi Harbor Bridge is the longest cable stay bridge in the US • Initially awarded $20m contract to perform construction quality assurance services • In 2018, by leveraging newly acquired special inspection capabilities, Atlas successfully won a contract to inspect cable fabrication • Rizzo International sought proposals to perform site geotechnical services for US Air Force facilities located in five states • Identification of cross - selling opportunities allowed Atlas to bid on geophysical elements of the contract, in addition to geotechnical services • Atlas won the contract, valued at $18m in total, with $2m generated from the cross - selling of geophysical services which would have otherwise been awarded to a third party • Atlas won a multi - year, multi - million dollar on - call contract with Jefferson Parish in Louisiana for roadway and drainage projects • Atlas was able to win the project as a result of collaboration between multiple offices and cross - selling expertise added via acquisition of ATC • Day - to - day project management and coordination will be provided by Atlas’ Louisiana operations, while drainage and design expertise will be provided by other offices • Historically services performed by Atlas for Walmart have been mainly environmental - related services with growth tied to retail locations • Atlas instituted national account strategy to increase cross - selling and national coverage • Now, Atlas performs material testing, facility assessment and asset management services at 3,615 stores nationwide • With new wins, gross revenues from Walmart are expected to increase by 2.7x from 2018A to 2019E Atlas Platform Strategy at Work 1 2 3 4

Disciplined M&A Strategy

ATLAS TECHNICAL CONSULTANTS

1 Targeted Expansion of Services

- ✓ Specialty Inspection
- ✓ Commissioning
- ✓ Asset Management
- ✓ Design Quality Assurance

2 Selective Geographic Expansion

- ✓ Northeast Corridor
- ✓ Colorado
- ✓ Virginia
- ✓ North Carolina
- ✓ Florida

3 Low-Risk Service Focus

- ✓ Testing & Inspection
- ✓ Quality Assurance
- ✓ Low-Risk Profile
- ✓ T&M and Cost-Plus Contracts
- ✓ Recurring O&M Base

23

Disciplined M&A Strategy Atlas’ M&A strategy selectively targets companies that provide complementary low - risk services that will both benefit from and expand our national platform 23 Targeted Expansion of Services Selective Geographic Expansion Low - Risk Service Focus 1 2 3 Atlas will only pursue acquisitions that are intended to be accretive to long - term shareholder value x Specialty Inspection x Commissioning x Asset Management x Design Quality Assurance x Northeast Corridor x Colorado x Virginia x North Carolina x Florida x Testing & Inspection x Quality Assurance x Low - Risk Profile x T&M and Cost - Plus Contracts x Recurring O&M Base

Disciplined M&A Strategy Overview of Acquisition Pipeline Atlas has a well - developed “playbook” of identifying, integrating and scaling its acquired companies 24 Source: 1. American Society of Civil Engineers, IBIS World Total EBITDA in Pipeline ~$100m Company / Region Strategic Rationale Long Engineering (Nov. 2019) Bolsters Atlas civil engineering and CE&I expertise as well as deepens operations and key client relationships in the South East Southeast Enhance program management capabilities with specialty proprietary services Southeast Expansion into new growth transportation area Northeast Expand geographic diversity of service offerings with client targets Western Diversity of services with highly specialized inspection capabilities Total Target Companies in Pipeline 20+ The Atlas Playbook • Leverage industry relationships to identify leading providers in targeted markets • Complete acquisition and maintain branding and local autonomy while integration commences • Begin early - stage integration IDENTIFY • Transition to the Atlas brand and align management on near and medium - term vision • Identify cross - selling opportunities • Consolidate back - office and other administrative functions INTEGRATE • Execute on cross - selling initiatives • Leverage platform capabilities to expand core competency • Incentivize sales personnel to drive cross - selling and educate customers on new capabilities SCALE Illustrative Acquisition Targets Companies operating in a highly fragmented market 1 140,000+ 1 2 3

ATLAS
TECHNICAL CONSULTANTS

Key Financial Metrics

4

Key Financial Metrics 4

Expanding Profitability and Exceptional FCF Generation 1,2 (adjusted EBITDA; $ in millions) Attractive Financial Profile Atlas’ financial profile is characterized by stable revenue, impressive earnings growth, expanding margins, and an exceptional free cash flow profile Stable Revenue Base with Accelerating Organic Growth 1 (revenue; $ in millions) Note: Excludes impact of Long Engineering Acquisition 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 3. Defined as (Adjusted EBITDA less Capex) / Adjusted EBITDA 4. Defined as Adjusted EBITDA / Net Revenue 26 $343 $352 $377 $412 $437 $448 $472 $507 2017A 2018A 2019E 2020E Net Revenue Gross Revenue 2.5% 5.4% 7.6% 2.7% 6.9% 9.4% • Revenue growth accelerating due to successful execution • Net revenues outpacing gross revenues due to decreasing sub - contracting and pass - through revenues • High EBITDA margins indicative of Atlas’ technical expertise and mission - critical services EBITDA Margin 4 18.4% 18.4% $62 $70 $69 $76 2019E 2020E Free Cash Flow Capex 90% 92% Free Cash Flow Conversion (%) 3 Excludes impact of Long Engineering Acquisition

Backlog Growth Drives High Confidence in Forecasts

ATLAS TECHNICAL CONSULTANTS

Long Engineering Acquisition Impact
495
437
1.4%
2.5%
502
448
10.2%
5.4%
563
553
489
472
5.9%
7.6%
600
586
525
507
2016 Year-End Backlog
2017A Revenue
2017 Year-End Backlog
2018A Revenue
2018 Year-End Backlog
2019E Revenue
Sep. YTD Backlog
2020E Revenue

Backlog Coverage[2]	*113%*	*112%*	*117%*	*115%*

27

Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Calculated as Pro Forma Backlog / Gross Revenue (excl. Long Engineering impact) with 2020 calculated as September 2019A Backl og / 2020E Gross Revenue (excl. Long Engineering impact) 3. Historical figures exclude the pro forma impact of Long Engineering acquisition Backlog Growth Drives High Confidence in Forecasts 27 Growth in Atlas’ backlog is outpacing forecast growth in revenues, underpinning strong confidence in forecasts Backlog Coverage 2 113% 112% 117% 115% 495 437 502 448 553 472 586 507 2016 Year- End Backlog 2017A Revenue 2017 Year- End Backlog 2018A Revenue 2018 Year- End Backlog 2019E Revenue Sep. YTD Backlog 2020E Revenue Pro Forma Adjusted Gross Revenue and Backlog Coverage 1,3 ($ in millions) 1.4% 10.2% 5.9% 2.5% 5.4% 7.6% 525 489 Long Engineering Acquisition Impact 600 563

September YTD Financial Update 28 Financial Performance 1,3 Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Atlas Adjusted EBITDA reflects figures provided by Atlas Management 3. Excludes pro forma impact of Long Engineering acquisition 4. See further detail on page 37 Commentary • Strong momentum across all metrics as Atlas continues to successfully execute on its strategy • Gross revenues increased 7.4% in the nine months ended September 30, 2019 as compared to September 30, 2018. Consolidated net re venues increased by 6.7% over the same period • The increase in gross and net revenues is due primarily to the expansion in key contracts and the award of new business • Adj. EBITDA is up 19.2% in the nine months ended September 30, 2019 as compared to September 30, 2018 driven by expansion of the platform and operational improvements • Continued execution of the Atlas M&A playbook with the acquisition of Long Engineering for less than 6x EBITDA. The acquisiti on was signed on November 20th, 2019 and is expected to close shortly after the business combination • Long Engineering specializes in high quality civil engineering, land surveying, transportation engineering, subsurface utilit y e ngineering and CE&I work in Georgia • Atlas’ addition of Long Engineering to the platform bolsters its service offering and deepens in client relationships in the Sou theast September YTD Adj. Gross Revenue, Net Revenue and Adj. EBITDA 2 ($ in millions) $333 $358 $267 $285 $40 $48 2018 Q3 YTD 2019 Q3 YTD Adj. Gross Revenue Net Revenue Adj. EBITDA 6.7% 7.4% 19.2% Q3 2019 Adj. Gross Revenue, Net Revenue and Adj. EBITDA 2 ($ in millions) $116 $129 $93 $101 $18 $20 2018 Q3 2019 Q3 Adj. Gross Revenue Net Revenue Adj. EBITDA 8.3% 10.9% 10.3% Annualized impact of $7.5m Cost Synergies less $2.5m Public Company Costs 4 $44 $52 $19 $21 Annualized impact of $7.5m Cost Synergies less $2.5m Public Company Costs 4

ATLAS
TECHNICAL CONSULTANTS

Transaction Overview

5

Transaction Overview 5

$ in Millions Sources of Funds $50m Proceeds 1 $204.3m Proceeds 2 First Lien $281.0 $221.0 Rollover equity (BCP) 108.2 38.9 Rollover equity (Management) 81.1 81.1 GSO Common Equity Investment 10.0 0.0 Boxwood shareholders / cash in trust 50.0 204.3 GSO Preferred Equity 5 142.1 127.4 Total Sources $672.4 $672.7 Uses of Funds Debt paydown, seller expenses $173.8 $173.8 Acquisition of Long Engineering 10.4 10.4 Cash proceeds to Seller 253.9 323.2 Rollover equity (BCP) 108.2 38.9 Rollover equity (Management) 81.1 81.1 Transaction fees and expenses 45.0 45.0 Total Uses $672.4 $672.4 Transaction Overview Sources & Uses Implied Enterprise Value Pro Forma Ownership 1 (%) Management and Board • Joe Boyer and Walter Powell to remain as CEO and CFO of Atlas with existing management team continuing to run the business • Steve Kadenacy to serve as Executive Chairman post closing 30 Management rollover 100% of equity held pre - transaction 17% 36% 27% 16% 3% SPAC Founder Shares and Other BCP Rollover Equity Management Rollover Equity Common Equity PIPE GSO Common Equity Investment Note: 1. Assumes $50m proceeds from Boxwood Trust Account to equal the additional BCP rollover equity for presentation purposes, any i ncr emental cash in trust would be used to reduce BCP rollover equity until the combined management and BCP rollover equals $120m, thereafter cash is assumed to be used to reduce GDO investment and reduce debt 2. Assumes $204.3m proceeds from Boxwood Trust Account to equal implied proceeds at 0% redemptions 3. Transaction is being structured with a step up in tax basis of the acquired assets, which creates a significant tax shield; N PV value uses 10% discount rate 4. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering 5. Preferred equity issued at 98.0% OID 6. Certain founder shares will be transferred to GSO, and other founder shares may be transferred to BCP based on certain redemp tio n thresholds $ in Millions, except per share values Valuation and Ownership $50m Proceeds 1 $204.3m Proceeds 2 PF Ownership Shares (m) SPAC Founder Shares and Other 6 5.3 5.3 BCP Rollover Equity 10.8 3.9 Management Rollover Equity 8.1 8.1 Boxwood shareholders / cash in trust 4.9 20.0 GSO Common Equity Investment 1.0 0.0 Total Shares 30.1 37.3 Illustrative Price / Share $10.00 $10.00 Implied Equity Value at Close $300.7 $372.5 Add: Preferred Equity 145.0 130.0 Add: Net Debt 281.0 221.0 Implied Enterprise Value $726.7 $723.5 Less: NPV of Tax Benefit from Asset Step Up 3 (55.0) (55.0) Tax Adjusted Enterprise Value $671.7 $668.5 2019E Net Leverage $73.0 3.8x 3.0x xAdj . EBITDA Tax Adj. Enterprise Value / Adj. EBITDA Adj. EBITDA 4 $50m Proceeds $204.3m Proceeds 2019E $73.0 9.2x 9.2x 2020E $79.5 8.4x 8.4x

31 Superior Margins and FCF Conversion Source: Atlas Management, FactSet, company filings; Market data as of 1/17/2020; EBITDA as % of Net Revenue where available Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 2. Defined as (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA 3. Engineering & Design (“E&D”) Peers: NV5, Tetra Tech, Parsons, Stantec, WSP, Jacobs, AECOM 4. Testing & Inspection (“T&I”) Peers: Applus , ALS Limited, Bureau Veritas, Intertek, SGS 5. Professional Services Peers: Accenture, Booz Allen Hamilton, CGI, FTI, Huron, ICF 6. NV5 is pro forma for its $318 all cash acquisition of Quantum Special (announced 11/7/2019) 7. Excludes pro forma impact of Long Engineering acquisition 18.4% 17.1% 10.4% 20.7% 10.1% 20.0% 13.7% Atlas - for formatting purp NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 89.6% 92.3% 93.5% 78.9% 87.5% 78.4% 87.7% Atlas - for formatting purp NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 3 4 5 Key Peers Mean: 16.1% 3 4 5 Key Peers Mean: 88.2% 2019E EBITDA Margin (%) 2019E Free Cash Flow Conversion 2 (%) 6 1,7 6 1,7

9.0x 11.6x 19.9x 17.2x 13.8x 13.8x 16.1x Atlas - Implied Enterprise Value NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 8.2x 10.0x 16.9x 16.4x 12.2x 13.0x 14.8x Atlas - Implied Enterprise Value NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers Compelling Valuation Relative to Peers 32 Source: Atlas Management, FactSet, company filings; Market data as of 1/17/2020 Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering; multiple and Illustrative Enterprise Value reflect tax benefit from asset step - up; Illustrative Enterprise Value at $10.00 per share 2. Engineering & Design (“E&D”) Peers: NV5, Tetra Tech, Parsons, Stantec, WSP, Jacobs, AECOM 3. Testing & Inspection (“T&I”) Peers: Applus, ALS Limited, Bureau Veritas, Intertek, SGS 4. Professional Services Peers: Accenture, Booz Allen Hamilton, CGI, FTI, Huron, ICF 5. NV5 is pro forma for its $318 all cash acquisition of Quantum Special (announced 11/7/2019) 6. Includes pro forma impact of Long Engineering acquisition EV / 2020E EBITDA 2 3 4 Key Peers Mean: 14.4x 1,6 EV / 2019E EBITDA 2 3 4 Key Peers Mean: 16.2 x 1,6 5 5 9.2x 8.4x

+$2.00 +$1.00 +$12.00 +$8.00 +$8.00 $10.00 $41.00 $10.00 / Share 2020 Plan Accretive M&A Multiple Re-rating Organic Growth Accretive M&A Atlas Atlas’ Potential Value Creation 33 Illustrative Share Price 1,2,5 Executing on Near - Term Plan Medium Term Growth Pre - Transaction Source: Atlas Management, FactSet, company filings; Market data as of 1/17/2020 Note: 1. Assumes impact of Pro Forma capital structure detailed on page 30 assuming $50m proceeds from Boxwood Trust Account 2. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 3. Key Peers: NV5 Global, Inc., Tetra Tech, Inc., and Intertek Group plc 4. Acquisitions of 6.0x EBITDA completed through 4.0x debt and 2.0x equity issuance 5. Includes pro forma impact of Long Engineering acquisition Execution of Plan 1 • Achieving 2020 Revenue and EBITDA targets through successful execution on platform strategy, cross - selling, new contract wins and unwinding of backlog Accretive M&A 4 2 • Continued successful execution of Atlas’ M&A playbook • Illustrative plan of $100m of net revenue acquired in FY2020 at 17.5% EBITDA margins (in line with current Atlas margins) Multiple Re - rating 3 • Illustrative trading multiple of 15.0x EV/LTM EBITDA (in line with the mean of key peer group 3 ) Illustrative Organic Growth through 2022 4 • Annual net revenue growth in line with current backlog growth of 8% through 2022 with margins being held in line with FY2020 1 2 3 4 5 Delivers annual value of $7.00 - $8.00 Illustrative M&A through 2022 4 5 • Value of continued M&A of $100m net revenue into the year 2022 at 17.5% EBITDA margins (in line with current Atlas margins)

Conclusion: Highly Compelling Investment Opportunity Atlas and Boxwood’s combination pairs highly complimentary capabilities, relationships and skillsets 34 Strong company fundamentals: low risk, pure technical services company with a national platform 1 Best - in - class cash flow performance: leading EBITDA margins, high FCF conversion, and attractive tax attributes 2 Significant upside: cross - selling strategy and accretive M&A can drive growth significant above plan 3 Unique opportunity to partner with proven industry veterans: shared vision of Joe Boyer, Steve Kadenacy and Macquarie 4

Appendix A

Atlas Management Team Atlas is led by an experienced, entrepreneurial management team with a proven track record of driving value for customers, employees, and shareholders 36 The senior management team consists of long - tenured industry veterans with vast experience that enables close working relationsh ips with customers and operating partners Joe Boyer, CEO  30+ years of experience  Previously served as CEO of Atkins North America  Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division Gary Cappa , COO  38+ years of test & inspection experience  Previously served as President/CEO of Consolidated Engineering Laboratories for 30+ years until its acquisition by Atlas Walter Powell, CFO  25+ years of experience  Previously served as an Audit Partner with Deloitte & Touche , LLP where he was responsible for audits of public and private companies ranging in size from $20 million in revenue to $40 billion in revenue David Miller Chief Strategy Officer Brad Twombly General Counsel David Quinn SVP Special Projects John Mollere Chief Administrative Officer Maghsoud Tahmoressi SVP Central Region Buddy Gratton SVP Southeast Region John Kirshbaum SVP West Region Don Beck SVP Northeast Region

Reconciliation of Adjusted EBITDA 1 4 2 3 37 Description Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Quarterly results are preliminary, unaudited and have not yet been reviewed by the Company’s outside auditors and are therefo re subject to revision 3. FY2017 reflects amounts per the combined audited financials statements plus the following results in 2017 for businesses prio r t o their acquisition by Atlas in USD thousands: Revenues of $32,002, Net Income of $880, Interest of $55, D&A of $212, Tax of $278 and EBITDA of $1,425 4. FY2018 Revenues reflect the amount in USD Thousands per the combined audited financials statements plus the $23,325 for busin ess es prior to their acquisition by Atlas 5. Calculated as Adjusted EBITDA / Net Revenue 6. Calculated as Adjusted EBITDA less Capex / Adjusted EBITDA 7. Excludes Long Engineering acquisition 8. Definition of EBITDA reflects Bank Documents 9. Reflects $7.5m of cost synergies and $2.5m public company costs which are allowable under the definition of Atlas’ Credit Agr eem ent Summary 1,2,3,4,7,8 ▪ Non - cash increase in fair value of earnout adjustment : Non - cash expense to reflect increase in fair value of the earnout recorded in 2017 in connection with Atlas’ acquisition of ETS ▪ Non - recurring expenses : Includes one - time legal fees, transaction costs, third - party costs associated with implementing the Atlas corporate entity, previous owner expenses, headcount reductions as part of historical acquisitions, non - recurring loss contract, and start - up expenses for new divisions ▪ Discontinued business lines : Reflects losses related to business lines sold off in 2018 ▪ Pro forma cost synergies : Pro forma cost reductions being implemented in connection with the Atlas/ATC merger including headcount reduction, facility closures, sourcing and information technology 1 2 3 4 Pro Forma Adjusted Gross and Net Revenue $ in Thousands FY17 FY18 YTD Sept. 2018 YTD Sept. 2019 Gross revenue 449,674 450,042 334,429 358,033 Pro forma net adjustments (12,967) (2,480) (1,016) - Pro forma adjusted gross revenue 436,707 447,562 333,413 358,033 Less subcontractor services and other direct costs, adjusted (93,571) (95,314) (66,732) (73,427) Pro forma net revenue 343,136 352,248 266,681 284,607 Pro Forma Adjusted EBITDA 4 $ in Thousands FY17 FY18 YTD Sept. 2018 YTD Sept. 2019 Net income from continuing operations 22,144 12,045 12,453 13,541 Interest Expense 2,314 6,787 4,609 8,027 Provision for Income Taxes 504 347 223 114 Depreciation and amortization 10,430 20,042 14,294 15,603 EBITDA 35,392 39,221 31,579 37,285 Pro forma EBITDA for acquired businesses prior to acquisition date 1,425 570 485 - Non - cash increase in fair value of earnout - 2,750 - - Non - recurring expenses 14,409 9,126 7,655 10,732 Discontinued business lines 2,373 892 742 213 Adjusted EBITDA 53,599 52,559 40,461 48,230 Pro forma cost synergies 7,544 7,517 5,680 5,289 Public company costs (2,500) (2,500) (1,875) (1,875) Adjusted EBITDA plus synergies and public company costs 9 58,643 57,576 44,266 51,644 Free Cash Flow $ in Thousands FY17 FY18 YTD Sept. 2018 YTD Sept. 2019 Adjusted EBITDA 53,599 52,559 40,461 48,230 Capital expenditures (4,131) (5,537) (4,619) (6,128) Free cash flow 49,468 47,022 35,842 42,102 EBITDA Margin and FCF Conversion $ in Thousands FY17 FY18 YTD Sept. 2018 YTD Sept. 2019 Net revenue 343,136 352,248 266,681 284,607 Adjusted EBITDA 53,599 52,559 40,461 48,230 Free cash flow 49,468 47,022 35,842 42,102 Pro forma adjusted EBITDA margin (%) 5 15.6% 14.9% 15.2% 16.9% Pro forma free cash flow conversion 6 92.3% 89.5% 88.6% 87.3%

Cost Synergies and FCF 38 1 2 3 Summary Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 2. Excludes pro forma impact of Long Engineering acquisition 3. All synergies were implemented in 2019 and use the actual amounts in the attached instead of original projected amounts Free Cash Flow 1,2, 3 $ in Thousands FY19 FY20 Adjusted EBITDA 69,386 75,900 Capital Expenditures (7,200) (6,337) Free Cash Flow 62,186 69,563 Annual Cost Savings Estimates $ in Thousands Labor Synergies 3,146 Facilities Synergies 2,146 Sourcing Synergies 2,225 Annual Run - Rate Estimate 7,517 All synergies were implemented in 2019 (primarily in the second half of the year) and total savings are expected to exceed estimates ▪ Labor Synergies : Cost savings to be realized through reorganizing regional leadership and support functions ▪ Facilities Synergies : Opportunities to reduce or eliminate facilities footprint within overlapping metro market and reduce occupancy costs ▪ Sourcing Synergies : Synergy saving from combined purchasing power with vendors across multiple spend categories, including office expense, equipment & supplies, business insurance, travel and professional services 1 2 3 Description

Cash Flow Forecast 39 Summary Note: 1. Includes pro forma impact of Long Engineering acquisition 2. Assumes impact of Pro Forma capital structure detailed on page 30 assuming $50m proceeds from Boxwood Trust Account and full yea r of interest expenses 3. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering Atlas’ strong cash flow is facilitated by its minimal capital expenditure requirements and favorable tax structure, thereby creating substantial funds that can help further deleverage the business Description Cash Flow Forecast 1,2 $ in Millions FY20 Adjusted EBITDA 3 $79 Cash interest expense (19) Cash income taxes (5) Capital expenditures (7) Cash preferred equity dividends (8) Estimated 2020 cash flow $40 Change in working capital (7) - (8) Estimated 2020 cash flow to repay indebtedness or other uses $32 - $33

Operating as independent, standalone companies Atlas demonstrated a modest decline of (4.1%) CAGR from 2007 – 2010 and quickly rebounded Performance Through the Cycle 40 Note: 1. Chart comprises aggregated net revenue (where available) or gross revenue for Atlas subsidiaries for the period 2007 - 2013, when each company was independently owned. Figures are not audited or adjusted. Not all companies historically reported on a net revenue basis 2. Financial information is presented on a non - pro forma basis 3. Net revenue growth calculated from nine months ended September 2018 and September 2019 on a pro forma basis as if all acquisi tio ns were consummated at the beginning of the relevant period, excl. Long Engineering Source: Atlas Management Discussion Historical Revenue (2007A - 2013A) 1,2 • The nature of Atlas’ work tends to be mission critical testing and inspection work, which is regulatory and compliance driven • Approximately 70% of Atlas’ work comes from existing assets and structures • Atlas’ end markets are diverse and resilient. Atlas works across commercial, transportation, industrial, government and education markets • With a relatively mobile and credentialled work force Atlas can reallocate resources to where they are most in demand • Geographically, Atlas tends to be concentrated in high growth, well - funded regions in the US such as Texas and the South East • Atlas is better positioned for economic cycles than the prior standalone companies given its newly realized national platform As a national, scaled platform, Atlas is better positioned today for economic cycles than the prior standalone companies  Atlas is growing faster, at 6.7% YTD, than the standalone businesses due to the platform strategy and will therefore suffer less in a downturn 3  Atlas as a national, scaled platform is better able to adjust business mix and find growth on a national basis than a standalone regional provider  Atlas can continue its M&A strategy in a downturn, likely at advantageous multiples $237 $248 $230 $209 $221 $231 $245 2007 2008 2009 2010 2011 2012 2013